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                                                                  Exhibit 10.9


                            ASSET PURCHASE AGREEMENT


                                   dated as of

                                November 10, 1997


                                     between



                                 MORGAN STANLEY
                                AIRCRAFT FINANCE
                                    ("MSAF")




                                       and



                     INTERNATIONAL LEASE FINANCE CORPORATION










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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

                                   ARTICLE 1
                                  DEFINITIONS


SECTION 1.01.  Definitions.....................................................1

                                    ARTICLE 2
                               PURCHASE AND SALE

SECTION 2.01.  Purchase and Sale...............................................7
SECTION 2.02.  Assignment of Contracts and Rights..............................8
SECTION 2.03.  Payment of Purchase Price.......................................8
SECTION 2.04.  Inspection......................................................8
SECTION 2.05.  Delivery........................................................8
SECTION 2.06.  Purchase Price Adjustment.......................................9
SECTION 2.07.  Payment of Adjustment of Purchase Price........................10
SECTION 2.08.  Buyer Deposit..................................................11
SECTION 2.09.  Manufacturer's Payments........................................12

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 3.01.  Corporate Existence and Power..................................12
SECTION 3.02.  Corporate Authorization........................................12
SECTION 3.03.  Governmental Authorization.....................................12
SECTION 3.04.  Noncontravention...............................................13
SECTION 3.05.  Required Consents..............................................13
SECTION 3.06.  Data...........................................................13
SECTION 3.07.  Absence of Certain Changes.....................................13
SECTION 3.08.  No Undisclosed Material Liabilities............................13
SECTION 3.09.  Contracts......................................................14
SECTION 3.10.  Litigation.....................................................14
SECTION 3.11.  Compliance with Laws and Court Orders..........................14
SECTION 3.12.  SPC-5..........................................................14
SECTION 3.13.  Aircraft and Leases............................................15
SECTION 3.14.  Insurance Coverage.............................................17
SECTION 3.15.  Licenses and Permits...........................................17
SECTION 3.16.  Selling Documents..............................................18
SECTION 3.17.  Finders'Fees...................................................18
SECTION 3.18.  True Sale......................................................18



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                                                                            PAGE
                                                                            ----


                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYER

SECTION 4.01.  Existence and Power............................................18
SECTION 4.02.  Authorization..................................................18
SECTION 4.03.  Governmental Authorization.....................................19
SECTION 4.04.  Noncontravention...............................................19
SECTION 4.05.  Litigation.....................................................19
SECTION 4.06.  Licenses and Permits...........................................19
SECTION 4.07.  Finders'Fees...................................................19
SECTION 4.08.  True Sale......................................................19
SECTION 4.09.  Buyer Designees................................................19

                                    ARTICLE 5
                              COVENANTS OF SELLER

SECTION 5.01.  Conduct of the Business........................................20
SECTION 5.02.  Access to Information; Confidentiality.........................20
SECTION 5.03.  Notices of Certain Events......................................21
SECTION 5.04.  Taxes and Other Costs..........................................22
SECTION 5.05.  Maintenance Reserves...........................................22
SECTION 5.06.  Certain Additional Aircraft and Rental Agreements..............22

                                    ARTICLE 6
                               COVENANTS OF BUYER

SECTION 6.01.  Confidentiality................................................22

                                    ARTICLE 7
                         COVENANTS OF BUYER AND SELLER

SECTION 7.01.  Best Efforts; Further Assurances...............................23
SECTION 7.02.  Certain Filings................................................24
SECTION 7.03.  Public Announcements...........................................24
SECTION 7.04.  Substitute Aircraft............................................24
SECTION 7.05.  Allocation of Purchase Price...................................25



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                                                                            PAGE
                                                                            ----

                                    ARTICLE 8
                                  TAX MATTERS

SECTION 8.01.  Tax Definitions................................................25
SECTION 8.02.  Tax Representations............................................26
SECTION 8.03.  Seller Covenants...............................................27
SECTION 8.04.  Tax Sharing....................................................28
SECTION 8.05.  Cooperation on Tax Matters.....................................28
SECTION 8.06.  Tax Indemnification............................................28
SECTION 8.07.  Purchase Price Adjustment and Interest.........................30

                                    ARTICLE 9
                                   CONDITIONS

SECTION 9.01.  Conditions to Obligations of Buyer and Seller..................30
SECTION 9.02.  Conditions to Obligation of Buyer..............................31
SECTION 9.03.  Conditions to Obligation of Seller.............................35

                                   ARTICLE 10
                           SURVIVAL; INDEMNIFICATION

SECTION 10.01.  Survival......................................................37
SECTION 10.02.  Indemnification...............................................37
SECTION 10.03.  Procedures....................................................38

                                   ARTICLE 11
                                  TERMINATION

SECTION 11.01.  Grounds for Termination.......................................38
SECTION 11.02.  Effect of Termination.........................................39
SECTION 11.03.  Breakage Costs Upon Termination or Failure to Transfer
                  All Aircraft................................................39

                                   ARTICLE 12
                                 MISCELLANEOUS

SECTION 12.01.  Warranties and Disclaimers....................................40
SECTION 12.02.  Notices.......................................................41
SECTION 12.03.  Amendments and Waivers........................................42
SECTION 12.04.  Expenses......................................................43






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                                                                            PAGE
                                                                            ----


SECTION 12.05.  Successors and Assigns........................................43
SECTION 12.06.  Governing Law.................................................43
SECTION 12.07.  Jurisdiction..................................................43
SECTION 12.08.  WAIVER OF JURY TRIAL..........................................44
SECTION 12.09.  Counterparts; Third Party Beneficiaries.......................44
SECTION 12.10.  Entire Agreement..............................................44
SECTION 12.11.  Bulk Sales Laws...............................................44
SECTION 12.12.  Non Solicitation..............................................44
SECTION 12.13.  Captions......................................................44

SCHEDULE 3.01...................................Seller Required Business Permits
SCHEDULE 3.03...............................Seller Required Governmental Actions
SCHEDULE 3.05..................................................Required Consents
SCHEDULE 3.08........................................................Liabilities
SCHEDULE 3.09..................................Purchased Asset Related Contracts
SCHEDULE 3.15....................................Purchased Asset Related Permits
SCHEDULE 4.03................................Buyer Required Governmental Actions
SCHEDULE 4.06.................................Buyer Required Transaction Permits
SCHEDULE 5.06..................Certain Additional Aircraft and Rental Agreements
SCHEDULE 8.02(a).................................................Tax Information
SCHEDULE 8.02(b)...............................................Tax Jurisdictions

EXHIBIT A................................................................... A-1
EXHIBIT A-1............................................................... A-1-1
EXHIBIT B................................................................... B-1
EXHIBIT C................................................................... C-1
EXHIBIT D................................................................... D-1






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                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT dated as of November 10, 1997 between MORGAN STANLEY AIRCRAFT FINANCE, a Delaware Business Trust ("Buyer"), and INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ("Seller").

                              W I T N E S S E T H :

         WHEREAS, Seller conducts a business which owns and leases commercial aircraft;

         WHEREAS, Buyer desires to purchase certain aircraft and related assets (including all of the outstanding capital stock of one corporation) from Seller and Seller desires to sell such assets to Buyer, upon the terms and subject to the conditions hereinafter set forth;

         The parties hereto agree as follows:



                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01.  Definitions

         (a) The following terms, as used herein, have the following meanings:

         "AIRCRAFT" means, either collectively or individually, as applicable, the aircraft listed on Exhibit A-1, each with the manufacturer's serial number as set forth on Exhibit A-1, including (i) the airframe, (ii) the Engines (including the CF6-80C2-B6F spare engine MSN 704279 listed on Exhibit A-1) and
(iii) all appliances, parts, accessories, instruments, navigational and communications equipment, furnishings, modules, components and other items of equipment installed in or furnished with the Aircraft on the Delivery Date, except that, with respect to Lessee Furnished Equipment, references herein to an "Aircraft" shall be deemed to refer only to such interest in Lessee Furnished Equipment as is held by the owner of the Aircraft therein under the applicable Lease. References to the "Aircraft" shall, where the context requires, include the Manuals and Technical Records.











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         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.

         "ASSIGNMENT OF WARRANTIES" means, with respect to each Aircraft, the assignment, reasonably satisfactory in form and substance to Buyer and Seller, by Seller to Buyer or its designee of Seller's right, title and interest in and to certain Manufacturer's warranties, with respect to such Aircraft, together with the Manufacturer's consent to such assignment.

         "CONTRACT" means any contract, agreement, lease, sublease, license, commitment, sales or purchase order or other instrument binding upon Seller or SPC-5.

         "DATA" means the information set out in Exhibit A, including, without limitation, the assumptions set forth therein regarding aircraft condition and lease terms and the liabilities being transferred, such as unearned revenue, accrued and unpaid taxes and deferred taxes and all contracts, instruments and other documentation delivered from Seller to Buyer and returned by Buyer marked "seen by Buyer".

         "DELIVERY DATE" means, with respect to each Aircraft other than the B767-300 Aircraft MSN 24798, the date on which Buyer obtains title to such Aircraft and the related Purchased Assets in accordance with this Agreement and, with respect to the B767-300 Aircraft MSN 24798, means the date upon which all of the capital stock of SPC-5 (the "SPC-5 SHARES") is transferred to Buyer.

         "DEPOSIT REBATE" means, with respect to each Aircraft, the amount specified opposite such Aircraft on Exhibit A-1 as the "Buyer Deposit" plus interest accrued from and including the date hereof to but excluding the Delivery Date of such Aircraft at the rate of One Month LIBOR (compounded daily).

         "ENGINES" means, the spare engine listed on Exhibit A-1, and with respect to each Aircraft, the engines leased with such Aircraft to the Lessee under the applicable Lease, together with all equipment and accessories belonging to, installed in or appurtenant to such engines or, with respect to all Aircraft, all such engines together with such equipment and accessories.

         "FIRST TRANCHE AIRCRAFT" means all Aircraft (and the spare engine) set out on Exhibit A-1 other than the Second Tranche Aircraft.





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         "INDEPENDENT REFEREE" shall be Richard Dunne, or if Richard Dunne is unavailable or unwilling to act as the Independent Referee hereunder, a person appointed by Richard Dunne.

         "INTERCOMPANY LEASES" means any aircraft or engine lease agreement entered into either between Seller and one of its affiliates or between affiliates of Seller.

         "LEASE" means, with respect to each Aircraft, (A) the aircraft or engine lease agreement relating to such Aircraft between Seller or its Affiliate and the applicable Lessee, identified on Exhibit A, together with all supplements and amendments thereto, pursuant to which such Aircraft is leased to such Lessee or (B) the aircraft lease agreement relating to such Aircraft between Seller and the applicable Lessee entered into subsequent to the date hereof, together with all supplements and amendments thereto.

         "LEASE DOCUMENTS" means, with respect to each Aircraft, the Lease and all other agreements (including any side letters, assignment of warranties or option agreements) delivered in connection with, or relating to, the Lease of such Aircraft other than Intercompany Leases that will be terminated on the Delivery Date of such Aircraft.

         "LEASE NOVATION" means, with respect to each Aircraft, a lease novation agreement, assignment agreement and lessee acknowledgment, assignment and amendment agreement, or any other agreement or instrument reasonably satisfactory in form and substance to Buyer and Seller to be entered into between Seller (or the applicable lessor), Buyer (or its nominee) and the applicable Lessee on or prior to the Delivery Date of such Aircraft and to be effective upon such Delivery Date pursuant to which such Aircraft will be leased by Buyer (or its nominee) directly or indirectly to the applicable Lessee and the applicable Lease Documents will be novated with Buyer or its nominee as the new lessor thereunder, subject to the rights of the Lessee with respect to Seller (or the applicable lessor) for the period prior to the Delivery Date.

         "LESSEE" means, with respect to each Aircraft, the lessee of such Aircraft as identified on Exhibit A-1.

         "LESSEE FURNISHED EQUIPMENT" means, with respect to each Aircraft, any appliances, parts, accessories, instruments, navigational and communications equipment, furnishings, modules, components and other items of equipment, installed in or furnished with such Aircraft on the Delivery Date which in accordance with the terms of the Lease for such Aircraft can be removed by the


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


Lessee for such Aircraft and not be replaced with the same item of equal or greater value or utility.

        "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

         "MAINTENANCE RESERVES" means, at the time of calculation, with respect to each Aircraft, any cash maintenance accruals, maintenance funds or maintenance reserves or the like or cash amounts defined as "Supplemental Rent" or "Reserves" held by the lessor under the applicable Lease in relation to airframes, Engines, auxiliary power units, or landing gear.

         "MANUALS AND TECHNICAL RECORDS" means, with respect to each Aircraft, all records, logs, technical data and manuals relating to the maintenance and operation of such Aircraft (including all documents defined as "Aircraft Documentation" under the Lease), which the Lessee with respect to such Aircraft is required by the terms of the Lease therefor to return to the lessor thereunder upon the expiration or termination of the term of such Lease.

         "MANUFACTURER" means, with respect to each Aircraft, the manufacturer of such Aircraft as specified in the relevant Lease Documents.

         "ONE MONTH LIBOR" means the per annum London interbank offered rate for one month U.S. dollar deposits as displayed on page "3750" on the Telerate Monitor (or replacement service) at approximately 11:00 a.m. London time.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, statutory business trust, common law trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PORTFOLIO DELIVERY DEADLINE" means January 31, 1998.

         "PROPERTY TAX" means, any personal property taxes, excise, use, value added, recording, documentary, conveyancing and similar levies, charges and fees, withholdings, imposts, levies, customs or other duties, together with any


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interest, penalty, addition to tax or additional amount imposed by a Taxing
Authority responsible for the imposition of such tax (domestic or foreign).

         "PURCHASE PRICE" means, with respect to each Aircraft, the amount specified opposite such Aircraft as the "Base Purchase Price" on Exhibit A-1.

         LESS:

                 (i)    the Deposit Rebate;

                 (ii) if such Aircraft is a First Tranche Aircraft, an amount equal to the value of any amounts (including any rent, additional rent, insurance premiums or other amounts) received by Seller in respect of such Aircraft with respect to the period from and including the earlier of (1) the Delivery Date and (2) December 12, 1997 (or December 19, 1997 if Seller confirms in writing to Buyer that it is prepared to deliver such Aircraft on or prior to December 12, 1997 but such Aircraft is located at the time of such confirmation in a jurisdiction that local counsel has advised in writing possesses a possible Transfer Tax risk if the Aircraft were to be delivered); and

                (iii) if such Aircraft is a Second Tranche Aircraft, an amount equal to the value of any amounts (including any rent, additional rent, insurance premiums or other amounts) received by Seller in respect of such Aircraft with respect to the period from and including the earlier of (1) the Delivery Date and (2) January 9, 1998 (or January 16, 1998 if Seller confirms in writing to Buyer that it is prepared to deliver such Aircraft on or prior to January 9, 1998 but such Aircraft is located at the time of such confirmation in a jurisdiction that local counsel has advised in writing possesses a possible Transfer Tax risk if the Aircraft were to be delivered);

         PLUS:

                  an amount equal to interest on the Base Purchase Price for such Aircraft less the deductions specified in clauses (ii) and (iii) above from and including December 12, 1997 in the case of First Tranche Aircraft and January 9, 1998 in the case of Second Tranche Aircraft (in each case as such dates may be extended pursuant to clauses (ii) or
         (iii) above, respectively), to but excluding the Delivery Date at One Month LIBOR compounded for each day in such period.


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



For the avoidance of doubt, any Cash Maintenance Reserves held by Seller with respect to any Aircraft on the Delivery Date of such Aircraft shall be for Seller's account.

         "SECOND TRANCHE AIRCRAFT" means the A310-300 Aircraft MSN 409(registration HB-IPH); the B737-4Q8 Aircraft MSN 24234 (registration N403KW) and the B737-3Q8 Aircraft MSN 24299 (registration N956WP) set out in Exhibit A-1.

         "SECURITY DEPOSITS" means, at the time of calculation, with respect to each Aircraft, all cash amounts, security deposits in the form of prepayments of rent, letters of credit and guarantees paid by or issued on behalf of the Lessee for the benefit of the lessor under the relevant Lease as security for obligations of such Lessee under such Lease and related Lease Documents.

         "SERVICING AGREEMENT" means the servicing agreement dated as of the date hereof between Seller and Buyer.

         "TAX" has the meaning set forth in Article 8.

         "TRANSFER TAX" means all excise, sales, use, value added, stamp, recording, documentary, conveyancing, franchise, property, transfer, gains or similar taxes and fees, withholdings, imposts, levies, customs or other duties, together with any penalties, fines, interest thereon or addition to tax or additional amount imposed by a Taxing Authority responsible for the imposition of such tax (domestic or foreign).

         "TRUST AGREEMENT" means the trust agreement dated October 30, 1997 constituting Buyer.

          (b) Each of the following terms is defined in the Section set forth opposite such term:


         TERM                                                SECTION
         Adjustment Cut-off Date                                  2.06(a)
         Adjustment Report                                        2.06(a)
         Buyer Deposit                                            2.08
         Buyer Permits                                            4.06
         Damage Related Adjustment                                2.06(a)
         Damages                                                 10.02
         Hedging Transaction                                     11.03
         Indemnified Party                                       10.03


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         TERM                                                SECTION
         Indemnifying Party                                      10.03
         Minimum Transfer Condition                              11.01(b)
         Permits                                                  3.15
         Permitted Liens                                          3.13(a)
         Purchased Assets                                         2.01
         Required Consents                                        3.05
         SPC-5                                                    2.01
         SPC-5 Delivery Date                                      8.01
         SPC-5 Shares                           Definition of Delivery Date
         Taxing Authority                       Definition of Tax



                                    ARTICLE 2

                                PURCHASE AND SALE

         SECTION 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, to Buyer or an entity designated and wholly- owned by Buyer, free and clear of all Liens, other than Permitted Liens, all of Seller's right, title and interest in, to and under each of the Aircraft on an "AS IS, WHERE IS" basis, the Lease Documents, the Maintenance Reserves, all of the capital stock of Aircraft SPC-5, Inc., a California corporation ("SPC-5") and, subject to Section 5.06 of the Servicing Agreement, the Security Deposits (together, the "PURCHASED ASSETS"), and including, without limitation, all right, title and interest of Seller in, to and under:


                  (a) all of Seller's rights against third parties relating to the Purchased Assets, including, without limitation, rights under manufacturers' and vendors' warranties and service life policies;

                  (b) all transferable licenses, permits or other governmental authorization affecting, or relating solely to, each Purchased Asset, including without limitation the items listed on Schedule 3.15; and

                  (c)      all Manuals and Technical Records.

         SECTION 2.02. Assignment of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if such assignment, without the consent


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of a third party thereto, would constitute a breach or other contravention of such Purchased Asset or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer agree that they shall enter into a Lease Novation with respect to each Aircraft (other than the B767-300 Aircraft MSN 24798 and the A310-300 Aircraft MSN 437) with the applicable Lessee.

         SECTION 2.03. Payment of Purchase Price. On each Delivery Date with respect to each Aircraft, the Purchase Price for such Aircraft and any other sums payable by either party hereunder shall be paid in cash by wire transfer to such bank account as the party receiving such sum may designate in writing at least three business days prior to the date of payment without deduction for withholding or value added taxes. All payments hereunder shall be made in U.S. dollars by 2:00 p.m. (Eastern Standard Time) and in immediately available funds so that the recipient receives credit in New York for the full amount of such payment on the due date. The Purchase Price shall be subject to adjustment as provided in Section 2.06.

         SECTION 2.04. Inspection. Prior to the applicable Delivery Date therefor, Buyer or its designee shall be given an opportunity to inspect each Aircraft (including the Manuals and Technical Records therefor), such inspection to be at Buyer's expense. Seller shall provide all reasonable assistance necessary to enable Buyer or its designee to complete such inspection promptly. Buyer acknowledges that such inspection shall take place at a time and location and in such a manner as shall not disrupt the operation of such Aircraft by the applicable Lessee.

         Buyer shall indemnify and hold harmless Seller from and against any and all Damages arising by reason of death or injury to any person employed, engaged by or acting on behalf of Buyer, arising out of inspection of any Aircraft conducted pursuant to the provisions of this Section except to the extent such Damages relate to the willful misconduct of Seller.

         SECTION 2.05. Delivery. Seller shall deliver (i) its executed bill of sale to Buyer or its designee with respect to each of the Aircraft (other than the B767-300 Aircraft MSN 24798) and (ii) all of the SPC-5 Shares and stock certificates evidencing the SPC-5 Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank in form satisfactory to Buyer. In addition, on or prior to the applicable Delivery Date of each Aircraft, Seller shall execute a Lease Novation with respect to each Aircraft (and, if relevant, a purchase option novation agreement) (other than the B767-300 Aircraft MSN 24798 and the A310-300 Aircraft MSN 437) and shall transfer and deliver to Buyer the Lease Documents, the Maintenance Reserves, and, subject to Section 5.06 of the Servicing Agreement, the Security Deposits related to such Aircraft. At each


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



Delivery Date each Aircraft shall be in the possession of the applicable Lessee pursuant to the relevant Lease Novation or Lease (or shall be in the possession of a sublessee or located at an aircraft maintenance facility, in each case as permitted under the Lease, Lease Documents or Lease Novation) and, in any case, Seller shall have no obligation physically to deliver such Aircraft to Buyer or its designee.

         SECTION 2.06. Purchase Price Adjustment. (a) If any of the Data with respect to any Aircraft are materially incorrect or incomplete in any respect on the relevant Delivery Date (except for any normal wear and tear to the Aircraft from the date hereof to such Delivery Date), Buyer and Seller agree to adjust the Purchase Price for the relevant Aircraft upwards or downwards, as the case may be. Buyer's rights to a downward adjustment in the Purchase Price for any Aircraft shall be without prejudice to its right to reject any Aircraft pursuant to Section 7.04. As promptly as practicable after each Delivery Date, and in any case no later than 30 days after the last Delivery Date (the "ADJUSTMENT CUT-OFF DATE"), Buyer may cause to be prepared and delivered to Seller an adjustment report substantially in the form attached hereto as Exhibit B (the "ADJUSTMENT REPORT") setting forth Buyer's calculation of any Purchase Price adjustment for the relevant Aircraft. If the material inaccuracy or omission in the Data for any Aircraft relates to any damage, destruction or other casualty of such Aircraft or part thereof which has been repaired to Buyer's reasonable satisfaction prior to final determination of the aggregate Purchase Price adjustment pursuant to Section 2.06(a) or (c), then the portion of the downward adjustment in the Purchase Price for such Aircraft that is related to such damage (the "DAMAGE RELATED ADJUSTMENT") shall be reduced by an amount equal to the amount, if positive, of the Damage Related Adjustment less any expense or loss incurred by Buyer in connection with such repair or damage.

          (b) If Seller disagrees with Buyer's calculation of any Purchase Price adjustment delivered pursuant to Section 2.06(a), Seller may, within 30 days after delivery of the relevant Adjustment Report, deliver a notice to Buyer disagreeing with such calculation and setting forth Seller's calculation of such amount (including any adjustments in Seller's favor which are not set forth in Buyer's Adjustment Report). Any such notice of disagreement shall specify those items or amounts as to which Seller disagrees, and Seller shall be deemed to have agreed with all other items and amounts contained in the Adjustment Report.

          (c) If any notices of disagreement shall be duly delivered pursuant to
Section 2.06(b), Buyer and Seller shall, during the 15 days following the date of delivery of such notice of disagreement, use their best efforts to reach agreement on all disputed items or amounts in order to determine a mutually acceptable adjustment to the Purchase Price. If during such period Buyer and Seller are


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






unable to reach such agreement, they shall promptly thereafter cause the Independent Referee promptly to review this Agreement, the Data and the disputed items or amounts for the purpose of calculating the adjustment to the Purchase Price. The Independent Referee is authorized to engage third party experts as necessary to aid in such review, the identity and necessity of which shall be agreed by Seller and Buyer. In making such calculation, the Independent Referee shall consider only those items or amounts as to which Seller has disagreed or which Seller has presented as an adjustment in Seller's favor and as to which Buyer has disagreed. The Independent Referee shall deliver to Buyer and Seller, as promptly as practicable, a report setting forth its calculation of the adjustment to the Purchase Price of the relevant Aircraft. Such report shall be final and binding upon Buyer and Seller. The cost of such review and report (and any experts) shall be borne equally by Buyer and Seller.

          (d) Buyer and Seller agree that they will, and agree to cause their respective independent accountants and technical staff or consultants to, cooperate and assist in the preparation of any adjustment to the Purchase Price, including without limitation, the making available to the extent necessary of books related to the Purchased Assets, records related to the Purchased Assets, work papers related to the Purchased Assets and personnel.

         SECTION 2.07. Payment of Adjustment of Purchase Price. (a) Seller shall pay to Buyer or Buyer shall pay to Seller, as an adjustment to the Purchase Price for all of the Aircraft, in the manner and with interest as provided in
Section 2.07(b), either (i) the aggregate net amount resulting from Buyer's Adjustment Reports delivered pursuant to Section 2.06(a) if no notices of disagreement with respect thereto are duly delivered pursuant to Section 2.06(b); or (ii) if any such notices of disagreement are delivered, the aggregate net amount resulting from non-disputed Adjustment Reports and, with respect to any disputed Adjustment Reports, (A) the adjustment amounts therefor ultimately agreed by Buyer and Seller pursuant to Section 2.06(c) or (B) in the absence of such agreement, the adjustment amounts for such disputed Adjustment Reports ultimately reported in the Independent Referee's calculation delivered pursuant to Section 2.06(c); provided no party shall be obligated to pay any adjustment amount unless (i) the aggregate amount for which such party is liable exceeds $500,000 (in which case such party shall pay the total aggregate adjustment amount) or (ii) the aggregate adjustment amount for which such party is liable is $500,000 or less, but the adjustment amount for any individual Aircraft exceeds $100,000, (in which case such party shall pay the total adjustment amount for each such individual Aircraft) and provided further that, the determination of the aggregate and individual Aircraft adjustment amounts for which Seller is liable shall be unaffected by any subsequent reimbursement of a portion of such amounts from Buyer to Seller pursuant to Section 2.07(c) below. If less than all of the Aircraft are transferred by the Portfolio Delivery Deadline but the Minimum Transfer Condition is satisfied or waived in writing by Buyer, then the $500,000 amounts referred to in the preceding sentence shall be reduced to an amount equal to the product of $500,000 and a fraction, the denominator of which is the aggregate Base Price of all the Aircraft and the numerator of which is the aggregate Base Price of the Aircraft transferred by the Portfolio Delivery Deadline.

         (b) Any payment pursuant to Section 2.07(a) shall be made at a mutually convenient time and place within 10 days after the aggregate adjusted Purchase Price has been finally determined by delivery by Buyer or Seller, as the case may be, of a certified or official bank check payable in immediately available funds to the other party or by causing such payments to be credited or wire transferred to such account of such other party as may be designated by such other party. The amount of any payment to be made pursuant to this Section 2.07 shall bear interest from and including the relevant Delivery Date to but excluding the date of payment at a rate equal to One Month LIBOR.

         (c) If all or any portion of a downward adjustment amount paid pursuant to Section 2.07(b) relates to any damage, destruction or other casualty of an Aircraft or part thereof which is repaired or otherwise compensated for to Buyer's reasonable satisfaction following final determination of the aggregate adjustment amount pursuant to Section 2.06 but prior to the redelivery of such Aircraft under the applicable Lease, then Buyer shall reimburse to Seller the amount, if positive, of the Damage Related Adjustment less any expense or loss incurred by Buyer in connection with such repair or damage (with interest at a rate equal to One Month LIBOR from and including the date of payment pursuant to
Section 2.07(b) above to but excluding the date of reimbursement).

         SECTION 2.08. Buyer Deposit. Immediately following execution of this Agreement, Buyer shall deposit with Seller with respect to each Aircraft cash in an amount equal to the "Buyer Deposit" amount specified opposite each Aircraft on Exhibit A-1. If any Aircraft shall not be delivered to Buyer by the Portfolio Delivery Deadline as a direct or indirect result of Buyer's failure to perform its obligations under this Agreement, Buyer shall forfeit the applicable Buyer Deposit to Seller. If any Aircraft shall not be delivered to Buyer by the Portfolio Delivery Deadline for any reason other than as a direct or indirect result of Buyer's failure to perform its obligations under this Agreement, Seller shall repay promptly the applicable Buyer Deposit to Buyer plus interest accrued on such Buyer Deposit (at the rate of One Month LIBOR (compounded daily) from and including the date hereof to but excluding the date of repayment).

         SECTION 2.09. Manufacturer's Payments. Buyer shall be entitled to receive amounts equal to the Manufacturer Payments set forth opposite certain of the Aircraft on Exhibit A-1 on the relevant Delivery Date. Any additional payments by Manufacturers in respect of any Aircraft in excess of the amount set forth for such Aircraft on Exhibit A-1 shall be for the benefit of Seller.



                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as of the date hereof and as of each Delivery Date (except that the representation and warranties made as of each Delivery Date with respect to Purchased Assets shall not apply to Purchased Assets that have previously been delivered to and accepted by Buyer) that:

         SECTION 3.01. Corporate Existence and Power. Each of Seller and SPC-5 is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted other than (i) such licenses, authorizations, permits, consents and approvals, the absence of which would not have a material adverse effect on any Aircraft and (ii) such matters as are set forth on Schedule 3.01 hereto. Seller has heretofore delivered to Buyer true and complete copies of the certificate of incorporation and bylaws of Seller and SPC-5 as currently in effect.

         SECTION 3.02. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

         SECTION 3.03. Governmental Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official other than compliance with the matters set forth on Schedule 3.03 hereto.

         SECTION 3.04. Noncontravention. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of Seller or SPC-5, (ii) assuming compliance with the matters referred to in Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) assuming the obtaining of all Required Consents, constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Buyer or to a loss of any benefit relating to the Purchased Assets to which Seller or SPC-5 is entitled under any provision of any agreement or other instrument binding upon Seller or SPC-5 or by which any of the Purchased Assets is or may be bound or (iv) result in the creation or imposition of any Lien on any Purchased Asset, other than Permitted Liens.

         SECTION 3.05. Required Consents. Schedule 3.05 sets forth each Contract and Permit requiring a consent or other action by any Person as a result of the execution, delivery and performance of this Agreement (the "REQUIRED CONSENTS").

         SECTION 3.06. Data. The Data and related information heretofore delivered to Buyer is accurate and complete as of the date of this Agreement and correctly describes the Purchased Assets as of the date of this Agreement.

         SECTION 3.07. Absence of Certain Changes. Since the date of this Agreement, the management of the Purchased Assets has been conducted in the ordinary course consistent with past practices and there has not been any event, occurrence, development or state of circumstances or facts which has had or is reasonably likely to have a material adverse effect on SPC-5, the physical condition of the Aircraft, the terms of any Lease or other Lease Documents or the terms of any Non-Cash Security Deposits and there are no developments affecting SPC-5 or any of the Aircraft or Lessees, individually or taken together, that are pending or, to the knowledge of Seller threatened, which are reasonably likely to detract materially from the value of the Aircraft, interfere materially with any present or intended use of the Aircraft or affect materially and adversely the prospects or marketability of such Aircraft.

         SECTION 3.08. No Undisclosed Material Liabilities. There are no liabilities related to a Purchased Asset of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

                   (a) the Lease Documents and any liabilities and obligations arising thereunder with respect to any period following the Delivery Date;

                   (b)    liabilities disclosed on Schedule 3.08; and

                   (c) other undisclosed liabilities which, individually or in the aggregate, are not material.

         SECTION 3.09. Contracts. (a) Except for the Contracts disclosed in
Schedule 3.09, and contracts or agreements relating to the transfer of each Aircraft on the applicable Delivery Date which have been disclosed to and approved by Buyer, neither Seller nor SPC-5 is a party to or bound by any oral or written agreements or waivers relating to the Purchased Assets. Seller has delivered to Buyer true and complete copies of (i) the portions of the Contracts disclosed in Schedule 3.09 that relate to the Purchased Assets and (ii) the Contracts and agreements otherwise disclosed to and approved by Buyer to the extent they relate to the Purchased Assets.

           (b) Each Contract disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is a valid and binding agreement of Seller or SPC-5, as applicable (except as disclosed in such Schedule), and is in full force and effect, and none of Seller, SPC-5 or, to the knowledge of Seller, any other party thereto is in default or breach in any material respect under the terms of any such Contract, and, to the knowledge of Seller, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of default thereunder.

         SECTION 3.10. Litigation. There is no action, suit, investigation or proceeding pending, or, to the knowledge of Seller, threatened against or affecting, any Purchased Asset before any court or arbitrator or any governmental body, agency or official or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

         SECTION 3.11. Compliance with Laws and Court Orders. Neither Seller nor SPC-5 is in violation of, has violated, nor has been given notice of any violation of, nor to the knowledge of Seller is under investigation with respect to nor to the knowledge of Seller has been threatened to be charged with any violation of, any law, rule, regulation, judgment, injunction, order or decree applicable to the Purchased Assets.

         SECTION 3.12. SPC-5. (a) SPC-5 was incorporated on August 8, 1997. As of the SPC-5 Delivery Date, the only assets of SPC-5 will be (and since its incorporation the only assets of SPC-5 will have been) the B767-300 Aircraft MSN 24798 and the related Lease. There are no liabilities of whatever kind related to SPC-5 that will not be fully discharged on the SPC-5 Delivery Date other than liabilities specified in subsections (a), (b) and (c) of Section 3.08. SPC-5 has never had any employees. The sale of the SPC-5 Shares pursuant to the terms and conditions of this Agreement shall constitute a full and final transfer of the legal and beneficial ownership of the right, title and interest in the SPC-5 Shares free and clear of all Liens, except for Liens which do not materially detract from the value of the B767-300 Aircraft MSN 24798, and after the SPC-5 Delivery Date, Seller shall retain no right, title or interest therein.

         (b) The authorized capital stock of SPC-5 consists of 1,000 shares of common stock. As of the date hereof, 100 shares of common stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of common stock was issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of SPC-5 or obligating Seller or SPC-5 to issue or sell any shares of capital stock of, or any other interest in, SPC-5. There are no outstanding contractual obligations of SPC-5 to repurchase, redeem or otherwise acquire any shares of common stock. The SPC-5 Shares constitute all the issued and outstanding capital stock of SPC-5 and are owned of record and beneficially solely by Seller free and clear of all Liens, except for Liens which do not detract materially from the value of the B767-300 Aircraft MSN 24798. On the SPC-5 Delivery Date, the SPC-5 Shares will be fully paid, nonassessable and will be legally and beneficially owned by Buyer free and clear of all Liens other than Liens which do not materially detract from the value of the B767-300 Aircraft MSN 24798. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the SPC-5 Shares.

           (c) The stock register of SPC-5 accurately records: (i) the name and address of each Person owning shares of capital stock of SPC-5 and (ii) the certificate number of each certificate evidencing shares of capital stock issued by SPC-5, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

         SECTION 3.13. Aircraft and Leases. (a)(i) Each of Seller and, with respect to the B767-300 Aircraft MSN 24798, SPC-5, is the sole legal and beneficial owner of the applicable Aircraft and (ii) each of Seller and, with respect to the B767-300 Aircraft MSN 24798, SPC-5, is the sole legal and beneficial owner of the lessor's interest under the applicable Lease Documents, which Aircraft and which Lease Documents are free and clear of all Liens other than (a) the rights conferred by the Lease Documents; (b) any Liens for which the applicable Lessee is responsible or for which it is to indemnify the lessor under the terms of the relevant Lease; (c) any Liens which are "permitted liens" under the applicable Lease other than a Lien created by Seller or SPC-5; or (d) Liens which do not materially detract from the value of such Aircraft, or materially interfere with any present or intended use of such Aircraft (collectively, the

"PERMITTED LIENS") and upon consummation of the transactions contemplated hereby, Buyer will have directly or indirectly, as applicable, acquired good and marketable title in and to each of the Aircraft, free and clear of all Liens, except for Permitted Liens;

           (b) no Event of Default (as defined in the applicable Lease) has occurred and is continuing under any Lease, provided that with respect to Events of Default that are violations of "non-discrimination" or similar provisions of any Lease that affect the average of three independently appraised "base values" of the Aircraft, this representation shall only be made to the extent of Seller's knowledge; no payment failure or failure to maintain insurance has occurred which with the giving of notice or passage of time or both would become an Event of Default (as so defined) under any Lease; and, to the knowledge of Seller, no other event which with the giving of notice or passage of time or both would become an Event of Default (as so defined) under such Lease has occurred;

           (c) there are no outstanding airworthiness directives or similar demands from any governmental, semi-governmental or public authority or instrumentality or any other Person having authority in respect of the applicable Aircraft being delivered on the Delivery Date (not including manufacturer's service bulletins or similar notices or demands) requiring any mandatory work or other mandatory action to be taken or the mandatory expenditure of any money in respect thereof (except those which the Manufacturer or the Lessee have agreed in writing to perform entirely at such Person's expense or those with respect to which Seller or Lessee have obtained waivers or extensions or deferrals of the time by which the work is required to be performed, the action is required to be taken or the expenditure is required to be incurred) and that have not been complied with by Seller and, to the best of Seller's knowledge, by the Lessee, as applicable;

           (d) all liabilities for taxes and other governmental, quasi-governmental and other charges with regard to the Aircraft which are due for payment (whether or not indemnified by the applicable Lessee) have been paid or will be paid prior to the applicable Delivery Date;

           (e) (i) there are no claims known to Seller which can be asserted by any Lessee against Seller, SPC-5 or the applicable Aircraft arising out of the applicable Lease Documents, (ii) the Lease Documents are in full force and effect in accordance with the terms thereof, (iii) from the date of this Agreement there have been no waivers of Seller's or SPC-5's rights in effect under such Lease Documents except as contemplated by the applicable Lease Novation or otherwise disclosed in writing to and agreed to by Buyer in writing nor has Seller or SPC-5 increased any of their respective obligations under such Lease Documents without the written consent of Buyer and (iv) other than as set forth in such Lease

Novation, neither Seller nor the applicable lessor (other than SPC-5) has any continuing obligations to Lessee with respect to such Aircraft and such Lessee has no continuing obligations to Seller or any Subsidiary thereof (excluding, for this purpose, SPC-5) or the applicable lessor (excluding, for this purpose, SPC-5) with respect to such Aircraft;

           (f) to Seller's knowledge, no unrepaired damage, destruction or other casualty loss or, to the best of Seller's knowledge, an event which with the passage of time would result in unrepaired damage, destruction or casualty loss, has occurred in respect of any Aircraft; and

           (g) there are no options to purchase any Aircraft, or extend or terminate any Leases, which have been exercised by the relevant Lessee and not notified in writing to Buyer.

         SECTION 3.14. Insurance Coverage. There is no claim by Seller or SPC-5 pending under any of the insurance policies or bonds relating to the Aircraft as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums due and payable under all such policies and bonds have been paid and each of Seller and SPC-5 has otherwise complied fully with the terms and conditions of all such policies and bonds. Seller does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds.

         SECTION 3.15. Licenses and Permits. Schedule 3.15 correctly describes each license and certificate directly related to the ownership of the Purchased Assets (the "PERMITS") together with the name of the government agency or entity issuing such Permit. Except as set forth on Schedule 3.15, (i) the Permits are valid and in full force and effect, (ii) neither Seller nor SPC-5 is in default, and no condition exists that with notice or lapse of time or both would constitute a default, under the Permits and (iii) none of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. Upon consummation of such transactions, Buyer will, assuming the related Required Consents have been obtained prior to the relevant Delivery Date, have all of Seller's right, title and interest in all of the Permits held by Seller except to the extent disclosed on Schedule
3.15 hereto, in which case Buyer shall be entitled to the benefit of the Permits disclosed on Schedule 3.15 hereto through the arrangements established by Buyer and Seller with respect thereto.

         SECTION 3.16. Selling Documents. None of the documents or information delivered to Buyer in connection with the transactions contemplated by this

Agreement, including, without limitation, the Data, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. The maintenance projections relating to the Aircraft delivered to Buyer and the sales price projections of $15 million for each of two A310-300 Aircraft (MSN 409 and 410) are made in good faith and are based upon reasonable assumptions, and Seller is not aware of any fact or set of circumstances that would lead it to believe that such projections are incorrect or misleading in any material respect on the date of this Agreement.

         SECTION 3.17. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         SECTION 3.18. True Sale. The transfer of the rights, title and interest in and to the Purchased Assets pursuant to the terms hereof constitutes a transaction in the ordinary course of business of Seller and Seller intends that such transfer of such rights, title and interest shall constitute a true sale thereof.



                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as of the date hereof and as of each Delivery Date that:

         SECTION 4.01. Existence and Power. Buyer is a statutory trust duly formed, validly existing and in good standing under the laws of Delaware and has all necessary powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its activities as now conducted.

         SECTION 4.02. Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the powers of Buyer and have been duly authorized by all necessary action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

         SECTION 4.03. Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no material action by or in respect of, or material filing with, any governmental body, agency or official other than compliance with the matters set forth on Schedule 4.03 hereto.

         SECTION 4.04. Noncontravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the Trust Agreement or (ii) assuming compliance with the matters referred to in Section 4.03, violate any applicable material law, rule, regulation, judgment, injunction, order or decree.

         SECTION 4.05. Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

         SECTION 4.06. Licenses and Permits. Except as set forth on Schedule
4.06 as of the Delivery Date of the applicable Aircraft, (i) each license or certificate directly related to the ownership of the Purchased Assets (the "Buyer Permits") is valid and in full force and effect and (ii) Buyer is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under the Buyer Permits.

         SECTION 4.07. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

         SECTION 4.08. True Sale. The transfer of the rights, title and interest in and to the Purchased Assets pursuant to the terms hereof constitutes a transaction in the ordinary course of business of Buyer, and Buyer intends that such transfer of such rights, title and interest shall constitute a true sale thereof.

         SECTION 4.09. Buyer Designees. Any entity that Buyer shall designate to purchase and take delivery of a Purchased Asset shall, as of the applicable Delivery Date, be deemed to make representations and warranties to Seller to the same effect as those made by Buyer pursuant to Sections 4.01-4.08 hereof relating to those matters applicable to such designated purchaser.

                                    ARTICLE 5

                               COVENANTS OF SELLER

         Seller agrees that:

         SECTION 5.01. Conduct of the Business. From the date hereof until the respective Delivery Date, Seller shall manage the Purchased Assets in the ordinary course of its business consistent with past practice. Without limiting the generality of the foregoing, from the date hereof, Seller will not take or agree or commit to take any action that would make any representation or warranty of Seller hereunder inaccurate in any respect at, or as of any time prior to, each Delivery Date or omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

         SECTION 5.02. Access to Information; Confidentiality. (a) From the date hereof until the last Delivery Date, Seller will (i) give Buyer, its counsel, financial advisors, auditors and other authorized representatives full access to the extent related to the Purchased Assets to the offices, properties, books and records of Seller relating to the Purchased Assets, (ii) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Purchased Assets as such Persons may reasonably request and (iii) instruct the employees, counsel, accountants and financial advisors of Seller to cooperate with Buyer in its investigation of the Purchased Assets and its securitization of the Purchased Assets. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere with the conduct of the business of Seller. Notwithstanding the foregoing, Buyer shall not have access to any confidential portions of any Manufacturer's agreements including, without limitation, the provisions which do not continue with the Aircraft (including, without limitation, provisions relating to purchase price or payment terms). No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller hereunder.

         (b) After the respective Delivery Date, Seller and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Purchased Assets, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Seller,

(ii) in the public domain through no fault of Seller or its Affiliates or (iii) later lawfully acquired by Seller from sources other than those related to its prior ownership of the Purchased Assets provided that Seller may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement and to the rating agencies in connection with a securitization of the Aircraft so long as such Persons are informed by Seller of the confidential nature of such information and are directed by Seller to treat such information confidentially. The obligation of Seller and its Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.

         SECTION 5.03. Notices of Certain Events. Seller shall promptly notify Buyer of:

                   (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                   (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

                   (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Seller or the Purchased Assets that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.10 or that relate to the consummation of the transactions contemplated by this Agreement; and

                   (d) as soon as Seller has knowledge of, the damage, destruction or other casualty of any Purchased Asset or part thereof or in the event that any Purchased Asset or part thereof becomes the subject of any proceeding or, to the knowledge of Seller, threatened proceeding for the taking thereof or any part thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

         SECTION 5.04. Taxes and Other Costs. Seller agrees to pay, and indemnify and hold Buyer and its Affiliates harmless from, (i) any Transfer Taxes imposed, levied or assessed against or upon Buyer or any of its Affiliates or any of the Purchased Assets resulting from the execution of this Agreement or the sale, delivery, assignment, novation, transfer and conveyance of the Purchased

Assets to Buyer, (ii) any Tax liability, whether owed or accrued, relating to the period prior to the applicable Delivery Date the non-payment of which would give rise to a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets, or would result in Buyer becoming liable therefor and, without prejudice to Seller's obligations under Section 10.02(a) hereof, for which Seller is primarily liable, (iii) any and all Property Taxes levied with respect to the Purchased Assets, whether owed or accrued, relating to the period prior to the applicable Delivery Date and, without prejudice to Seller's obligations under Section 10.02(a) hereof, for which Seller is primarily liable and (iv) to the extent not paid by the Lessees, all Lessee costs incurred in connection with the consummation of the transactions contemplated hereby including, without limitation, costs related to Lease Novations.

         SECTION 5.05. Maintenance Reserves. Seller agrees to pay any amounts due to any Person relating to maintenance work performed on any Aircraft, or obligation to reimburse any amounts of Maintenance Reserves arising with respect to any Aircraft, on or prior to the Delivery Date of such Aircraft.

         SECTION 5.06. Certain Additional Aircraft and Rental Agreements. Without limitation of any of Seller's representations and warranties or other agreements hereunder, Seller makes the undertakings specified on Schedule 5.06 hereto.



                                    ARTICLE 6

                               COVENANTS OF BUYER

         Buyer agrees that:

         SECTION 6.01. Confidentiality. Buyer and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law or disclosure requirements applicable to a securitization of the Aircraft, all confidential documents and information concerning the Purchased Assets or which Seller has furnished to Buyer or its Affiliates in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Buyer, (ii) in the public domain through no fault of Buyer or (iii) later lawfully acquired by Buyer from sources other than Seller; provided that Buyer may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement and to rating agencies in connection with a securitization of the Aircraft so long as such Persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially. The obligation of Buyer and its Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Buyer and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller, upon request, all documents and other materials, and all copies thereof, obtained by Buyer or its Affiliates or on their behalf from Seller in connection with this Agreement that are subject to such confidence and any reports, memoranda, data, information or other records prepared by Buyer on the basis of such documents and other materials.



                                    ARTICLE 7

                          COVENANTS OF BUYER AND SELLER

         Buyer and Seller agree that:

         SECTION 7.01. Best Efforts; Further Assurances. (a) Subject to the terms and conditions of this Agreement, Buyer and Seller will use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Seller and Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

           (b) Seller hereby constitutes and appoints, effective for the applicable Aircraft as of each Delivery Date, Buyer and its successors and assigns as the true and lawful attorney of Seller with full power of substitution in the name of Buyer, or in the name of Seller but for the benefit of Buyer, to institute and prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under such Aircraft, and to defend or compromise any and all actions, suits or proceedings in respect of such Aircraft so long as Buyer indemnifies and holds harmless Seller for any expenses, costs, action or loss brought by any Person as a result of any action taken by Buyer in Seller's name or as Seller's true and lawful attorney. Buyer shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof; provided, however, that if any amount collected by Buyer relates to amounts owed by such Person with respect to the Purchased Assets for the period prior to the Delivery Date, then Buyer will promptly provide such amount (including, without limitation, any interest on such amount) to Seller.

         SECTION 7.02. Certain Filings. Seller and Buyer shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

         SECTION 7.03. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law, any listing agreement with any national securities exchange or by any disclosure obligation in connection with a securitization of the Aircraft, will not issue any such press release or make any such public statement prior to such consultation.

         SECTION 7.04. Substitute Aircraft. If before the applicable Delivery Date any Aircraft suffers a material adverse change in its condition, or a Lease Novation cannot be agreed with the applicable Lessee to the reasonable satisfaction of either Seller or Buyer, Buyer may reject such Aircraft, such Aircraft shall no longer be an "Aircraft" hereunder (except for purposes of Section 2.08 and Section 11.01(b)) and Seller and Buyer will cooperate in good faith to (i) select a substitute aircraft and related lease and enter into a letter agreement in order to subject such aircraft to the terms and conditions of this Agreement and (ii) make such other adjustments to the documentation and deposits as agreed by Buyer and Seller, provided, however, that Buyer shall be under no obligation to agree to any substitute aircraft and Seller shall not be under any obligation to provide a substitute aircraft.

         SECTION 7.05. Allocation of Purchase Price. Seller and Buyer agree with, and agree to act and Seller agrees to cause AIG to act in accordance with, the allocation of the aggregate Purchase Price among the Purchased Assets as set forth on Exhibit A-1 in connection with the filing of all tax returns and in the course of any tax audit, review or litigation relating thereto and to take no position inconsistent with such allocation for all tax purposes.


                                    ARTICLE 8

                                   TAX MATTERS


         SECTION 8.01. Tax Definitions. The following terms, as used herein, have the following meanings:

         "BUYER INDEMNITEE" means Buyer, any of its Affiliates and, effective upon delivery to Buyer of the SPC-5 Shares, SPC-5.

         "POST-CLOSING TAX PERIOD" means any Tax period (or portion thereof) beginning after the close of business on the Delivery Date for the B767-300 Aircraft MSN 24798 (the "SPC-5 DELIVERY DATE").

         "PRE-CLOSING TAX PERIOD" means any Tax period (or portion thereof) ending on or before the close of business on the SPC-5 Delivery Date.

         "SECTION 338(H)(10) ELECTION" is defined in Section 8.03(a).

         "TAX" means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, gains, withholding on amounts paid to or by Seller or SPC-5, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such tax (domestic or foreign) (a "TAXING AUTHORITY"), (ii) any liability of SPC-5 for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability of SPC-5 for payment of such amounts was determined or taken into account with reference to the liability of any other person for any period during the Tax Indemnification Period and (iii) any liability of SPC-5 for the payment of any amounts as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amounts of the type described in (i) or (ii) as a result of any express or implied obligation to indemnify any other Person.

         "TAX INDEMNIFICATION PERIOD" means (i) with respect to any Tax described in clause (i) of the definition of "Tax", any Pre-Closing Tax Period of

SPC-5, (ii) with respect to any Tax described in clause (ii) of the definition of "Tax", any Pre-Closing Tax Period of SPC-5 and the Tax year of any member of a group described in such clause (ii) which includes (but does not end on) the SPC-5 Delivery Date, and (iii) with respect to any Tax described in clause (iii) of the definition of "Tax", the survival period of the obligation under the applicable contract or arrangement.

         "TAX SHARING AGREEMENTS" means the Tax sharing agreements of the American International Group, Inc. ("AIG") and its subsidiaries for tax year 1990 and thereafter.

         SECTION 8.02. Tax Representations. Seller represents and warrants to Buyer as of the date hereof and as of the SPC-5 Delivery Date that: (a) Except as set forth on Schedule 8.02(a), (i) all Tax returns, statements, reports and forms (including estimated tax or information returns and reports) required to be filed with any Taxing Authority with respect to any Pre-Closing Tax Period by or on behalf of SPC-5 (collectively, the "RETURNS") have, to the extent required to be filed on or before the date hereof been or will be filed when due in accordance with all applicable laws; (ii) as of the time of filing, the Returns correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of SPC-5 and any other information required to be shown therein; (iii) all Taxes shown as due and payable on the Returns that have been filed have been timely paid, or withheld and remitted to the appropriate Taxing Authority; (iv) SPC-5 is not delinquent in the payment of any Tax and has not requested any extension of time within which to file any Return which has not yet been filed; (v) SPC-5 (or any member of any affiliated, consolidated, combined or unitary group of which SPC-5 is or has been a member) has not granted any extension or waiver of the statute of limitations period applicable to any Return, which period (after giving effect to such extension or waiver) has not yet expired; (vi) there is no claim, audit, action, suit, proceeding, or investigation now pending or threatened against or with respect to SPC-5 in respect of any Tax; (vii) SPC-5 has not been a member of an affiliated, consolidated, combined or unitary group other than one of which AIG was the common parent; and (viii) SPC-5 is not currently under any contractual obligation to pay any amounts of the type described in clause (ii) or (iii) of the definition of "Tax".

           (b) Schedule 8.02(b) contains a list of all jurisdictions (whether foreign or domestic) to which any Tax is properly payable by SPC-5.

         SECTION 8.03. Seller Covenants. (a) Seller agrees to cause AIG to make a timely, effective and irrevocable election under Section 338(h)(10) of the Code with respect to SPC-5 (the "Section 338(h)(10) Election"), and to file such election in accordance with applicable regulations. The Section 338(h)(10) Election shall properly reflect the value of the B767-300 Aircraft MSN 24798 determined in accordance with Section 7.05 hereof. Such price allocation shall be binding on the parties hereto. Seller and Buyer agree to act, and Seller agrees to cause AIG to act in accordance with such price allocation in the preparation, filing and audit of any Tax return.

           (b) Without the prior written consent of Buyer, none of Seller, SPC-5 or any Affiliate of Seller shall, to the extent it may affect or relate to SPC-5, make or change any tax election (other than the Section 338(h)(10) Election), change any annual tax accounting period, adopt or change any method of tax accounting, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or decreasing any tax asset of SPC-5, Buyer or any Affiliate of Buyer.

           (c) All Returns not required to be filed on or before the date hereof
(i) will be filed when due in accordance with all applicable laws and (ii) as of the time of filing, will correctly reflect the facts regarding the income, business, assets, operations, activities and status of SPC-5 and any other information required to be shown therein.

           (d) Seller will and, as appropriate will cause AIG to, at its own expense, file all necessary Tax returns and other documentation with respect to all such Taxes and fees, and, if required by applicable law, Buyer will, and will cause its Affiliates to, join in the execution of any such Tax returns and other documentation.

           (e) As of the SPC-5 Delivery Date, SPC-5 will not have earned any net income which may be subject to Tax in any jurisdiction.

           (f) Seller shall cause AIG to include SPC-5 in AIG's consolidated Federal Tax Return and in any Combined State Tax Return through the close of business on the SPC-5 Delivery Date.

         SECTION 8.04. Tax Sharing. SPC-5 will no longer be a party to the Tax Sharing Agreements as of the date hereof. After the date hereof, SPC-5 shall have no further rights or liabilities thereunder. This Agreement shall be the sole Tax sharing agreement relating to SPC-5 for all Pre-Closing Tax Periods. Seller shall compensate Buyer for and hold SPC-5 harmless against any Tax imposed by a Taxing Authority as a result of such termination and, if any such termination is not binding on any Taxing Authority, any adverse effect which would have been avoided if such termination had been given effect by such Taxing Authority.

         SECTION 8.05. Cooperation on Tax Matters. (a) Buyer and Seller shall, and Seller shall cause AIG to, cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of any Tax return, statement, report or form, any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

          (b) Buyer and Seller further agree, and Seller shall cause AIG to, upon request, to use all reasonable efforts to obtain any certificate or other document from any governmental authority or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

         SECTION 8.06. Tax Indemnification. (a) Seller hereby indemnifies each Buyer Indemnitee against and agrees to hold each Buyer Indemnitee harmless from any (w) Tax of SPC-5 related to the Tax Indemnification Period, (x) Tax of SPC-5 resulting from a breach of the provisions of Section 8.03(b), (y) Section 338 Tax and (z) liabilities, costs, expenses (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses), losses, damages, assessments, settlements or judgments arising out of or incident to the imposition, assessment or assertion of any Tax described in (w), (x) or (y), including those incurred in the contest in good faith in appropriate proceedings relating to the imposition, assessment or assertion of any Tax, and any liability as transferee, (the sum of (w), (x), (y) and (z) being referred to herein as a "LOSS").

          (b) For purposes of this Section, in the case of any Tax that is imposed on a periodic basis and is payable for a Tax period that includes (but does not end on) the SPC-5 Delivery Date, the portion of such Tax related to the portion of such Tax period ending on the SPC-5 Delivery Date shall (x) in the case of any Tax other than a gross receipts, sales or use Tax and a Tax based upon or related to income, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the SPC-5 Delivery and the denominator of which is the number of days in the entire Tax period and (y) in the case of any gross receipts, sales or use Tax and any Tax based upon or related to income be deemed equal to the amount which would be payable if the relevant Tax period ended on, and included, the SPC-5 Delivery Date. Any credits relating to a Taxable period that begins before and ends after the SPC-5 Delivery Date shall be taken into account as though the relevant Tax period ended on the SPC-5 Delivery Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of AIG and its subsidiaries.

          (c) Upon payment by any Buyer Indemnitee of any Loss, Seller shall discharge its obligation to indemnify the Buyer Indemnitee against such Loss by paying to Buyer an amount equal to the amount of such Loss.

          (d) Any payment pursuant to this Section shall be made not later than 30 days after receipt by Seller of written notice from Buyer stating that any Loss has been paid by a Buyer Indemnitee and the amount thereof and of the indemnity payment requested.

          (e) Buyer agrees to give prompt notice to Seller of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought hereunder and of any Loss, which Buyer deems to be within the ambit of this Section (specifying with reasonable particularity the basis therefor) and will give Seller such information with respect thereto as Seller may reasonably request. Seller may, at its own expense, (i) participate in and (ii) except as provided in Section 8.06(f), upon notice to Buyer, assume the defense of any such suit, action or proceeding (including any Tax audit); provided that (i) Seller's counsel is reasonably satisfactory to Buyer (ii) Seller shall thereafter consult with Buyer upon Buyer's reasonable request from time to time with respect to such suit, action or proceeding (including any Tax audit), and (iii) Seller shall not, without Buyer's consent, agree to any settlement with respect to any Tax if such settlement could adversely affect the Tax liability of Buyer, any of its Affiliates or, upon delivery of the SPC-5 Shares, SPC-5. If Seller assumes such defense, (i) Buyer shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by Seller and (ii) Seller shall not assert that the Loss, or any portion thereof, with respect to which Buyer seeks indemnity is not within the ambit of this Section. If Seller elects not to assume such defense, Buyer may pay, compromise or contest the Tax at issue. Seller shall be liable for the fees and expenses of counsel employed by Buyer for any period during which Seller has not assumed the defense thereof. Whether or not Seller chooses to defend or prosecute any claim, all of the parties hereto shall cooperate in the defense or prosecution thereof.

          (f) Buyer shall control the defense of any claim that relates to (i) Taxes described in Section 8.06(b) or (ii) any separate Return filed by SPC-5.

          (g) Seller shall not be liable under this Section with respect to any Tax resulting from a claim or demand the defense of which Seller was not offered the opportunity to assume as provided under Section 8.06(e) hereof to the extent Seller's liability under this Section is materially adversely affected as a result thereof. No investigation by Buyer or any of its Affiliates at or prior to the SPC-5 Delivery Date shall relieve Seller of any liability hereunder.

          (h) Any claim of any Buyer Indemnitee (other than Buyer) under this Section may be made and enforced by Buyer on behalf of such Buyer Indemnitee.

         SECTION 8.07. Purchase Price Adjustment and Interest. Any amount paid by Seller under Section 8.04 or 8.06 will be treated as an adjustment to the Purchase Price unless a final determination causes any such amount not to constitute an adjustment to the Purchase Price for Federal Tax purposes. In such event, Seller shall pay an amount that reflects the hypothetical Tax consequences of the receipt of such payment, using the maximum statutory rate (or rates, in the case of an item that affects more than one Tax) applicable to the recipient of such payment for the relevant year, reflecting, for example, the effect of deductions available for interest paid or accrued and for Taxes such as state and local income Taxes. Any payment required to be made by Seller under Section 8.04 or 8.06 that is not made when due shall bear interest at the rate per annum determined, from time to time, under the provision of Section 6621(a)(2) of the Code for each day until paid.



                                    ARTICLE 9

                                   CONDITIONS

         SECTION 9.01. Conditions to Obligations of Buyer and Seller. On each Delivery Date the obligations of Buyer and Seller to deliver and pay for each Purchased Asset are subject to the satisfaction of the following conditions:

                  (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the delivery of and payment for such Purchased Asset.

                  (b) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the delivery of and payment for such Purchased Asset and specified on either Schedule 3.03 hereto or Schedule 4.03 hereto as a "Pre-delivery Requirement" shall have been taken, made or obtained.

         SECTION 9.02. Conditions to Obligation of Buyer. The obligation of Buyer to pay for each Purchased Asset is subject to the satisfaction of the following further conditions:

                  (a) On each Delivery Date (i) Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the applicable Delivery Date and (ii) the representations and warranties of Seller contained in this Agreement and in any certificate or other writing delivered by Seller pursuant hereto, shall be true, as if made at and as of such date. On the first Delivery Date Buyer shall have received a certificate signed by an executive officer of Seller and dated as of the first Delivery Date to the foregoing effect. On each subsequent Delivery Date, Seller shall be deemed to have delivered to Buyer a certificate signed by the same executive officer of Seller dated as of the subsequent Delivery Date and to identical effect.

                  (b) On each Delivery Date there shall not be threatened, instituted or pending any action or proceeding by any Person before any court or governmental authority or agency, domestic or foreign, (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Buyer or any of its Affiliates (including, for this purpose, SPC-5) of any Aircraft or to compel Buyer or any of its Affiliates (including, for this purpose, SPC-5) to dispose of any Aircraft or (ii) seeking to require divestiture by Buyer or any of its Affiliates (including, for this purpose, SPC-5) of any Aircraft.

                  (c) On each Delivery Date there shall not have been any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the purchase of the Purchased Assets, by any court, government or governmental authority or agency, domestic or foreign, that, in the reasonable judgment of Buyer could, directly or indirectly, result in any of the consequences referred to in clauses 9.02(b)(i) and 9.02(b)(ii) above.

                  (d) On the first Delivery Date Buyer shall have received an opinion of a corporate or the general counsel to Seller, dated the first Delivery Date, substantially in the form attached hereto as Exhibit C. On each subsequent Delivery Date, such counsel shall be deemed to have delivered a bring-down opinion to Buyer dated as of the subsequent Delivery Date and to identical effect.

                  (e) On or before the first Delivery Date, Buyer and Seller shall have agreed upon the Initial Approved Budgets (as defined in the Servicing Agreement) to be attached as Schedule 7.05(a) to Schedule
         2.02 to the Servicing Agreement.

                  (f) By the applicable Delivery Date Seller shall have received all Required Consents and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03 or 3.15, in each case in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been revoked.

                  (g) Buyer shall have received on the applicable Delivery Date a certificate setting forth the determination of an independent insurance advisor with respect to the applicable Aircraft satisfactory to Buyer in its sole discretion and to the effect that the insurance policies or bonds relating to such Aircraft are of the type customarily carried by owners of similar Aircraft.

                  (h) On or prior to the applicable Delivery Date, Buyer shall have received a report on the physical inspection of the relevant Aircraft in form and substance satisfactory to Buyer.

                  (i) On each Delivery Date any non-cash Security Deposits shall have been reissued in the name of Buyer or its designee or, failing such reissue (i) shall have been otherwise transferred to Buyer or its designee so as, in Buyer's sole discretion, to enable Buyer or such designee to realize the benefits conferred thereby or (ii) the amount of the Credit Enhancement Facility (as defined in and provided for by Section 5.06 of the Servicing Agreement) shall have been increased by the amount of such non-cash Security Deposits.

                  (j) On each Delivery Date a Lease Novation shall have been entered into with respect to the relevant Aircraft (other than the B767-300 Aircraft MSN 24798 and the A310-300 Aircraft MSN 437) by Buyer or its designee, Seller and the applicable Lessee and such agreement shall be in full force and effect and a fax thereof shall have been delivered to Buyer along with copies of any other Lease Documents for the relevant Aircraft.

                  (k) On each Delivery Date the applicable Aircraft shall have been registered in the applicable state of registration (except the A310-300 Aircraft MSN 437) reflecting, to the extent permitted under the laws of such state of registration, Buyer's or its designee's ownership thereof or such other action shall have been taken with respect to such registration and ownership as shall be satisfactory to Buyer, provided, that such registration or other action need not be effected prior to such Delivery Date if such registration or other action is specified to be a "Post-Delivery Requirement" on either Schedule 3.03 or Schedule 4.03.

                  (l) On each Delivery Date there shall be delivered to Buyer,
         (1) an opinion from counsel to Buyer in the applicable state of registration and, if different, from counsel in the jurisdiction whose law is stated to govern in each of the following documents (which will be counsel to Seller in the case of California law), to the effect that the applicable Lease Documents and Lease Novation are legal, valid and binding under the applicable laws of such state of registration and jurisdiction; and (2) an opinion from counsel to Buyer in the applicable state of registration to the effect that (i) Buyer, its designee or SPC-5, as applicable shall be recognized as the owner of the applicable Aircraft under the laws of such jurisdiction; (ii) it is not necessary for Buyer, its designee or SPC-5, as applicable, to qualify to do business in such jurisdiction as a result of ownership of such Aircraft to exercise remedies under the applicable Lease or otherwise; (iii) payments due under the applicable Lease are not subject to withholding or similar tax or, in the case of Leases where withholding tax applies in any relevant jurisdiction, the Lessee is obligated to pay and hold the lessor harmless from such withholding tax under the Lease Documents; (iv) no filings or registrations other than those which have already been made or are in the process of being made and are referenced in such opinion are necessary to record or perfect Buyer's (or, if applicable, the lessor's) interest in such Aircraft in such jurisdiction; and (v) upon the expiration or other valid termination of the Lease, and subject to compliance with the laws of such jurisdiction, the lessor would be entitled and able under the laws of such jurisdiction to receive redelivery of such Aircraft, repossess such Aircraft and export such Aircraft from such jurisdiction. All of the opinions required by this clause shall be at Buyer's expense.

                  (m) On each Delivery Date an executed bill of sale from Seller to Buyer and certified copies of each of the documents relating to Seller's title to the applicable Aircraft evidencing the chain of title from the Manufacturer to Seller (and, in the case of the B767-300 Aircraft MSN 24798, SPC-5) shall have been received in a form reasonably satisfactory to Buyer; provided that with respect to the B767-300 Aircraft MSN 24798, the A310-300 Aircraft MSN 409, the A310-300 Aircraft MSN 410 and the A310-300 Aircraft MSN 437, Seller shall only be required to deliver an affidavit of ownership with respect to such Aircraft.

                  (n) On each Delivery Date Buyer shall have received originals or copies of certificates evidencing the insurance required to be maintained pursuant to the applicable Lease Documents and Lease Novation (which insurance shall name the owner of the Aircraft and each other Person required to be so named pursuant to the Lease Documents and Lease Novation as additional insureds and shall name the owner of the Aircraft as Loss Payee under the relevant policies), together with a letter of undertaking in terms reasonably acceptable to Buyer issued by the brokers through whom the insurances of such Aircraft shall have been placed if such a letter is required to be provided to the lessor pursuant to the applicable Lease.

                  (o) On each Delivery Date, Buyer shall have received a copy certified by Seller of the provisions of the original manufacturer purchase agreement applicable to the relevant Aircraft and available for the benefit of Buyer or its designee after delivery of the Aircraft pursuant to the applicable Assignment of Warranties.

                  (p) On each Delivery Date the Servicing Agreement shall be or remain a valid and binding obligation of Seller in full force and effect.

                  (q) All representations, warranties, indemnities (except the indemnity for Transfer Taxes provided in Section 5.04 hereof and the indemnity with respect to "bulk sales," "bulk transfer" or similar laws provided in Section 12.11 hereof) and undertakings of Seller hereunder are capable of being assigned by Buyer to a special purpose securitization vehicle or vehicles.

                  (r) On each Delivery Date, Buyer shall have received, if applicable, the "Manufacturer Payment" for the relevant Aircraft as set forth opposite such Aircraft on Schedule A-1.

                  (s) On each Delivery Date Buyer shall have received all documents it may reasonably request relating to the existence of Seller and the authority of Seller for this Agreement, all in form and substance reasonably satisfactory to Buyer.

                   (t) On the SPC-5 Delivery Date, Buyer shall have received the resignations, effective as of such Delivery Date, of all the directors and officers of SPC-5.

                   (u) On or before the SPC-5 Delivery Date, Buyer shall have received a copy of the minute books and stock register of SPC-5, certified by the secretary or assistant secretary of SPC-5, as appropriate, as of the applicable date.

                   (v) Buyer shall have received a good standing certificate for SPC-5 from the Secretary of State of California dated as of a date no more than 15 days before the SPC-5 Delivery Date and accompanied by a bring-down telegram dated the SPC-5 Delivery Date.

                   (w) On the SPC-5 Delivery Date, Seller shall deliver to Buyer an Internal Revenue Service Form 8023-A properly executed by AIG for filing with the Internal Revenue Service (or shall deliver any successor form which the Internal Revenue Service may require to be filed by AIG in order to make an effective Section 338(h)(10) Election) and Buyer shall send such form to the Internal Revenue Service for filing.

                   (x) On each of the first and the last Delivery Dates, Buyer shall have received an opinion of Seller's New York counsel, O'Melveny and Myers LLP, dated the applicable Delivery Date, substantially in the form attached hereto as Exhibit D.

         SECTION 9.03. Conditions to Obligation of Seller. On the applicable Delivery Date, the obligation of Seller to deliver each Purchased Asset is subject to the satisfaction of the following further conditions:

                  (a) (i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to such Delivery Date and (ii) the representations and warranties of Buyer contained in this Agreement and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of such Delivery Date, as if made at and as of such date. On the first Delivery Date, Seller shall have received a certificate signed by an executive officer of Buyer to the foregoing effect. On each subsequent Delivery Date, Buyer shall be deemed to have delivered a certificate signed by the same executive officer of Buyer dated as of the subsequent Delivery Date and to the identical effect.

                  (b) Seller shall have received an opinion of Richards, Layton & Finger, special Delaware counsel to Buyer, dated the first Delivery Date (and, if Seller requests, dated as of any subsequent Delivery
         Date), to the effect specified in Section 4.01 and the first sentence of Section 4.02. Seller shall also have received an opinion of Davis Polk & Wardwell, counsel to Buyer, dated the first Delivery Date (and, if Seller requests, dated as of any subsequent Delivery Date) to the effect specified in the second sentence of Section 4.02, and, with respect to matters of United States federal and New York law, to the further effect specified in
         Section 4.03. In rendering such opinions, such counsel may rely upon certificates of public officers and, as to matters of fact, upon certificates of officers of Buyer, copies of which opinions and certificates shall be contemporaneously delivered to Seller.

                  (c) Buyer shall have received all consents, authorizations or approvals from governmental agencies referred to in Section 4.03, in each case in form and substance reasonably satisfactory to Seller, and no such consent, authorization or approval shall have been revoked.

                  (d) Seller shall have received all documents it may reasonably request relating to the existence of Buyer and the authority of Buyer for this Agreement, all in form and substance reasonably satisfactory to Seller.

                  (e) Any purchasing entity that Buyer designates to take delivery of any Aircraft shall, on the applicable Delivery Date, be duly organized and validly existing and in good standing under its jurisdiction of organization and shall have all necessary power and authority to carry out Buyer's obligations hereunder with respect to such Aircraft and to consummate the transactions with respect to such Aircraft contemplated hereby.

                  (f) On each Delivery Date, the Servicing Agreement shall be or remain a valid and binding obligation of Buyer in full force and effect.



                                   ARTICLE 10

                            SURVIVAL; INDEMNIFICATION

         SECTION 10.01. Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive until the third anniversary of the last Delivery Date; provided that the covenants, agreements, representations and warranties contained in Article 8 and Section 5.04(ii) and (iii) shall survive until expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof), if later. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the inaccuracy thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

         SECTION 10.02. Indemnification. (a) Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("DAMAGES") incurred or suffered by Buyer or any of its Affiliates arising out of:

                  (i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement (except as otherwise indemnified pursuant to Article 8); or

                 (ii) the ownership, leasing, use or operation of the Aircraft on or prior to the applicable Delivery Date including, without limitation, liabilities in respect of maintenance work performed on the Aircraft on or prior to the applicable Delivery Date;

         provided that Seller shall not be liable under Section 10.02(a)(i) unless the aggregate amount of Damages with respect to all matters referred to in Section 10.02(a)(i) (determined without regard to any materiality qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity hereunder) exceeds $1,000,000.

          (b) Buyer hereby indemnifies Seller and its Affiliates against and agrees to hold each of them harmless from any and all Damages incurred or suffered by Seller or any of its Affiliates arising out of:

                  (i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement (except as otherwise indemnified pursuant to Article 8); or

                 (ii) the ownership, leasing, use or operation of the Aircraft following the applicable Delivery Date unless such Damages are attributable to an incident which occurred on or prior to such Delivery Date (including, without limitation, liabilities in respect of maintenance work performed on the Aircraft after the Delivery Date) or such Damages arise as a result of the wilful misconduct of Seller in its capacity as Servicer under the Servicing Agreement or directly result from a breach by Seller, in its capacity as Servicer, of the express terms and conditions of the Servicing Agreement;

          provided that (A) Buyer shall not be liable under Section 10.02(b)(i) unless the aggregate amount of Damages with respect to all matters referred to in Section 10.02(b)(i) (determined without regard to any materiality qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity hereunder) exceeds $1,000,000.

         SECTION 10.03. Procedures. The party seeking indemnification under
Section 10.02 (the "INDEMNIFIED PARTY") agrees to give prompt notice to the party against whom indemnity is sought (the "INDEMNIFYING PARTY") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The Indemnifying Party may at the request of the Indemnified Party participate in and control the defense of any such suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section 10.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.



                                   ARTICLE 11

                                   TERMINATION

          SECTION 11.01. Grounds for Termination. This Agreement may be terminated:

          (a) at any time prior to the first Delivery Date by mutual written agreement of Seller and Buyer;

          (b) at any time after the Portfolio Delivery Deadline by Buyer if at least twenty-eight Aircraft (including any substitute aircraft that became designated as Aircraft pursuant to Section 7.04 hereof) representing 85% of the aggregate Base Price of the Aircraft shall not have been delivered by the Portfolio Delivery Deadline or such later date as may be agreed to in writing by Buyer and Seller (the "MINIMUM TRANSFER CONDITION"), in which case Buyer and Seller agree to cooperate in good faith to unwind all of the transactions contemplated by and completed under this Agreement in order to put each party in the place such party would have been in had the transactions contemplated by this Agreement never taken place and with as few consequences (financial, tax or otherwise) to either party as reasonably possible; provided that Buyer and Seller agree to cooperate in good faith at such time in apportioning liability for the payment of any Transfer Taxes imposed, levied or assessed against or upon Seller or any of the Purchased

Assets resulting from the sale, delivery, assignment, novation, transfer and conveyance of the Purchased Assets back to Seller; provided further that Seller shall pay to (or receive from) Buyer the amounts or enter into the arrangements required under the terms of Section 11.03 hereof and, as required under the terms of Section 2.08, Buyer shall forfeit or Seller shall repay the applicable Buyer Deposit or Deposits as set forth in such Section; or

          (c) at any time prior to the first Delivery Date by either Seller or Buyer if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

         The party desiring to terminate this Agreement pursuant to clause 11.01(c) shall give notice of such termination to the other party.

         SECTION 11.02. Effect of Termination. If this Agreement is terminated as permitted by Section 11.01, such termination shall, except for any payments, forfeitures or arrangements required pursuant to the terms of Section 2.08 or
Section 11.03, be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that if such termination shall result from the (i) willful failure of either party to fulfill a condition to the performance of the obligations of the other party, (ii) failure to perform a covenant of this Agreement or (iii) breach by either party hereto of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all Damages incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 2.08, 5.02(b), 5.04, 6.01, 7.03, Article 8, 11.02, 11.03, 12.04, 12.05, 12.06, 12.07 and 12.08
shall survive any termination hereof pursuant to Section 11.01.

         SECTION 11.03. Breakage Costs Upon Termination or Failure to Transfer All Aircraft. If Buyer pays the Buyer Deposit and less than all of the "ircraft are transferred for any reason by the Portfolio Delivery Deadline, Seller shall
(i) pay to or receive from Buyer an amount (determined by Buyer in good faith) equal to any loss or cost incurred or gain realized by Buyer or any of Buyer's Affiliates as a result of its terminating, liquidating, obtaining or re-establishing any financial transaction or series of financial transactions entered into by Buyer or any of Buyer's Affiliates to hedge its interest rate exposure arising in connection with the funding of the aggregate Base Purchase Price for the Aircraft (a "HEDGING TRANSACTION") or related trading position,
(ii) enter into one or a series of financial transactions with Buyer (or any Affiliate of Buyer designated by Buyer) on terms identical in all material respects to the Hedging Transactions sufficient to enable Buyer or any of Buyer's Affiliates to offset its exposure under such

Hedging Transactions or (iii) enter into such other arrangement as the parties may agree. Buyer shall provide Seller with the basis of its calculation of the amount (determined by Buyer in good faith) of any loss or cost incurred (or gain realized) by Buyer or any of Buyer's Affiliates as a result of its terminating, liquidating, obtaining or reestablishing the Hedging Transactions. Seller will have fifteen (15) days to notify Buyer if Seller determines in good faith that such amount has been calculated incorrectly. If Seller does contest such amount and Buyer and Seller are unable to reach agreement within fifteen (15) days after receipt of Seller's notification, then the Independent Referee shall determine such amount, using such third party experts as is necessary, the cost of which determination (and any experts) shall be borne equally by Buyer and Seller. Interest shall accrue on any amount ultimately paid to or by Buyer pursuant to this Section at One Month LIBOR from and including the date of Buyer's initial calculation of the amount payable to but excluding the date of payment of the amount ultimately agreed by the parties or determined by the Independent Referee.

         To the extent that the Minimum Transfer Condition is satisfied or waived in writing by Buyer but less than all the Aircraft are transferred, Seller's obligations under this Section 11.03 shall be with respect to only such portion of the Hedging Transactions as bears the same relationship to the value of all Hedging Transactions as the Base Purchase Price for the Aircraft which failed to transfer bears to the aggregate Base Purchase Price for all Aircraft.



                                   ARTICLE 12

                                  MISCELLANEOUS


         SECTION 12.01. Warranties and Disclaimers. THE AIRCRAFT SHALL BE SOLD IN "AS IS, WHERE IS" CONDITION AT DELIVERY AND, EXCEPT AS PROVIDED IN SECTION
10.01 AND 12.01, SELLER MAKES NO WARRANTIES, GUARANTEES, OR REPRESENTATIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, THAT SHALL SURVIVE DELIVERY BY SELLER TO BUYER HEREUNDER. BUYER WAIVES, RELEASES AND RENOUNCES ALL GUARANTEES, WARRANTIES, REPRESENTATIONS, OBLIGATIONS, COVENANTS AND LIABILITIES OF SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE AIRCRAFT, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF FITNESS FOR USE OR MERCHANTABILITY OR USE FOR A PARTICULAR PURPOSE, ANY LIABILITY ARISING FROM STRICT LIABILITY IN TORT, PRODUCTS

LIABILITY, IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, AIRWORTHINESS OR LOSS OF USE, PROFIT OR OTHER CONSEQUENTIAL DAMAGES OR WITH RESPECT TO ANY LESSEE. Nothing in the foregoing is intended to limit the specific provisions of this Agreement or the rights and remedies of Buyer specifically provided for in this Agreement.

         Seller shall extend to Buyer the rights and benefits, to the extent that the same are not extinguished by the sale of the Aircraft, of any warranties, service life policies and patent indemnities of any Manufacturer and any maintenance and overhaul agencies of and for each of the Aircraft which Seller may have. Seller also hereby grants to Buyer rights of subrogation relating to any claim which Seller may have under such warranties concerning the Aircraft. Seller shall take such action as Buyer may reasonably request and as may be reasonably necessary to secure such rights and protection for Buyer.

         SECTION 12.02. Notices. Any notice, request or information required or permissible under this Agreement will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth below in this Section. In the case of a fax, notice will be deemed received upon the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent. In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notices will be addressed as follows:

          if to Buyer, to:

                    Morgan Stanley Aircraft Finance
                    c/o KPMG Corporate Finance
                    Russell Court
                    St. Stephen's Green
                    Dublin 2
                    Ireland
                    Attention: Mr. Kieran O'Keefe
                    Fax: 353-1-708 1555
                    with a copy to:

                    Davis Polk & Wardwell
                    1 Frederick's Place
                    London EC2R 8AB
                    Attention: Mr. Tom Reid
                    Fax: 44-171-418 1400

                    and

                    Morgan Stanley & Co. International Limited
                    25 Cabot Square
                    Canary Wharf
                    London E14 4QA
                    Attention: Mr. Scott Peterson
                    Fax: 44-171-425 4328

          if to Seller, to:

                    International Lease Finance Corporation
                    1999 Avenue of the Stars
                    39th Floor
                    Los Angeles, CA 90067
                    Attention: Legal Department
                    Fax: 1 310 788 1990

or to such other address as the parties hereto shall from time to time designate in writing to the other party.

         SECTION 12. 3. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 12.04. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 12.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that (i) Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Purchased Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder and (ii) Buyer may transfer or assign the benefit of Seller's representations, warranties, covenants and indemnity obligations (except the indemnities for Transfer Taxes provided in Section 5.04 hereof and for compliance with "bulk sales," "bulk transfer" or similar laws provided in Section 12.11 hereof) to a special purpose entity or entities established in connection with a securitization of the Aircraft.

          SECTION 12.06. Governing Law. This agreement shall be governed by and construed in accordance with the law of the State of New York.

         SECTION 12.07. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.02 shall be deemed effective service of process on such party.

          SECTION 12.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 12.09. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         SECTION 12.10. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 12.11. Bulk Sales Laws. Buyer and Seller each hereby waive compliance by Seller with the provisions of the "bulk sales", "bulk transfer" or similar laws of any state. Seller agrees to indemnify and hold Buyer harmless against any and all claims, losses, damages, liabilities, costs and expenses incurred by Buyer or any of its Affiliates as a result of any failure to comply with any such "bulk sales", "bulk transfer" or similar laws.

         SECTION 12.12. Non Solicitation. In consideration of the considerable expense to be incurred by Buyer in connection with the transactions contemplated by this Agreement, neither Seller nor any of its officers, directors, agents or representatives will (i) engage in any negotiation with another person regarding the sale or transfer of any Purchased Assets or similar transaction; or (ii) provide any non public information relating to the Purchased Assets to any person that may be interested in any transaction of the nature contemplated by this Agreement, in each case prior to the earlier of January 31, 1998 or the termination of this Agreement pursuant to Section 11.01.

         SECTION 12.13. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               MORGAN STANLEY AIRCRAFT
                               FINANCE


                               By: /s/ Karl Essig
                                   ---------------------------------------------
                                   Name: Karl Essig
                                   Title: Attorney-in-Fact


                               INTERNATIONAL LEASE
                               FINANCE CORPORATION


                               By:  /s/ Alan H. Lund
                                    --------------------------------------------
                                    Name: Alan H. Lund
                                    Title: Executive Vice President

                                 SCHEDULE 3.01
                          MISSING OR REQUIRED PERMITS

1. BOEING 737-3S3QC AIRCRAFT BEARING MSN 23788 AND FRENCH REGISTRATION MARK F-GIXH (THE "AEROPOSTALE AIRCRAFT") WHICH IS CURRENTLY BEING LEASED TO SOCIETE D'EXPLOITATION AEROPOSTALE S.A. ("AEROPOSTALE").

     a. AGENT FOR THE COLLECTION OF VAT IN FRANCE. Seller has been informed by French counsel in the past that the laws of the Republic of France require Seller to have an agent for the collection of VAT in France. Seller has never established an agent in France. Upon the sale of the Aeropostale Aircraft, Buyer may need to establish its own agent for the collection of VAT in France and bear all of the costs associated with having an agent in France for the collection of VAT.

2. AIRBUS A321-100 AIRCRAFT BEARING MSN 597 AND TURKISH REGISTRATION MARK TC-ONI (THE "ONUR AIRCRAFT") WHICH IS CURRENTLY BEING LEASED TO ONUR AIR TASIMACILIK AS ("ONUR").

     a. EFFECTIVENESS OF LEASE IN TURKEY. For a financial lease to be valid and effective in Turkey, it must be drawn up (ex officio) in Turkish by a Turkish notary public and executed by the lessee and the lessor before a Turkish notary public. A lease, to be recognized as a financial lease under Turkish law, must be registered with the Under Secretariat of Treasury of the Prime Ministry of Turkey and the Civil Aviation Directorate of the Ministry of Transportation of Turkey (the "CAD"), after which the CAD will issue the certificate of registration. Seller is not certain whether the English version or the Turkish translation of its lease with Onur will govern in any dispute in the Turkish courts.

3. BOEING 737-4Q8 AIRCRAFT BEARING MSN 25372 AND TURKISH REGISTRATION MARK TC-JDI (THE "THY AIRCRAFT") WHICH IS CURRENTLY BEING LEASED TO TURK HAVA YOLLARI ("THY").

     a. EFFECTIVENESS OF LEASE IN TURKEY. According to the Financial Leasing Law in order for a financial lease to be valid and effective in Turkey, it must be drawn up (ex officio) in Turkish by a Turkish notary public and executed by the lessee and the lessor before a Turkish notary public. A lease, to be recognized as a financial lease under Turkish law, must be registered with the Under Secretariat of Treasury of the Prime Ministry of Turkey and the Civil Aviation Directorate of the Ministry of Transportation of Turkey (the "CAD"), after which the CAD will issue the certificate of registration. THY informed Seller that it is exempt from the requirement that the Turkish translation of the lease be executed by the parties before a notary public. Seller is not certain if THY even had the lease translated to Turkish and filed with the appropriate filing office, but THY did receive a certificate of registration. Also, Seller is not certain if the English version of the lease or the Turkish translation, if one does in fact exist, will govern in any dispute in the Turkish courts.

4. BOEING 757-28A AIRCRAFT BEARING MSN 24367 AND IRISH REGISTRATION MARK EI-CLM (THE "TRANSAERO AIRCRAFT") WHICH IS CURRENTLY BEING LEASED TO TRANSAERO AIRLINES ("TRANSAERO").

     a. IMPORT TAX EXEMPTION. The Russian government has imposed a tax on any western made aircraft which is leased by a Russian airline for longer than 1 year. Transaero has received a blanket exemption from the import tax, but the exemption expires during the lease term. The blanket exemption for Transaero permits Transaero to not pay a tax for its lease of the Transaero Aircraft. When the blanket exemption expires, it is quite possible that the parties will need to make alternative arrangements. But Transaero is quite confident that the exemption will be extended or the law will be revised.

                                 SCHEDULE 3.03
                     REQUIRED GOVERNMENTAL AUTHORIZATIONS

1.   GENERAL

     a. UCC-1 Financing Statements. Seller has not filed any UCC-1 financing statements for any of the Aircraft Lease Agreements entered into between Seller (or any of its subsidiaries) and any lessee which is located outside of the United States of America (including, without limitations, Aerovias de Mexico, S.A. de C.V. ("AeroMexico") which has registered its aircraft in the United States of America). In addition, Seller has either only filed a UCC-1 financing statement setting forth the lease transaction for the aircraft leased to a lessee in the United States in the jurisdiction where such lessee's chief executive office is located or Seller has not filed any UCC-1 financing statements with respect to such lease transaction. Buyer will need to decide whether it desires to have UCC-1 financing statements prepared, executed and filed for the leases.

     b. Filings. Seller is not sure if there are any requirements under any other jurisdictions which are similar to the requirements in the United States for the filing of UCC-1 financing statements. It is quite possible that similar requirements exist in these other jurisdictions.

     c. Local Agent for Service of Process. The majority of the leases for the Aircraft do not contain a local agent for service of process. This is not necessary under California law, but some of the jurisdictions may have laws that require the appointment of a local agent for service of process.

2. BOEING 737-3S3OC AIRCRAFT BEARING MSN 23788 AND FRENCH REGISTRATION MARK F-GIXH (THE "AEROPOSTALE AIRCRAFT") WHICH IS CURRENTLY BEING LEASED TO SOCIETE D'EXPLOITATION AEROPOSTALE S.A. ("AEROPOSTALE")

     a. Agent for the Collection of VAT in France. Seller has been informed by French counsel in the past that the laws of the Republic of France require Seller to have an agent for the collection of VAT in France. Seller has never established an agent in France. Upon the sale of the Aeropostale Aircraft, Buyer may need to establish its own agent for the collection of VAT in France and bear all of the costs associated with having an agent in France for the collection of VAT.

                                                                   SCHEDULE 3.03


                                   AUSTRALIA

No requirements or otherwise as advised by local counsel.

                                                                   SCHEDULE 3.03

                                     BRAZIL

A.   WITH RESPECT TO THE B747-341 AIRCRAFT MSN 24106,

     PRE-DELIVERY:

     (1) The Bill of Sale, the Novation Agreement and the Lease must be registered with the Brazilian Aeronautical Registry ("RAB") in a form acceptable to the RAB and accompanied by a sworn Portuguese translation and Power of Attorney.

     All documents filed with the RAB must be accompanied by at least one certified copy of the executed documents.

     (2) The Novation Agreement must be signed before two witnesses and registered with the Registry of Deeds. A sworn Portuguese translation must accompany any document produced in a foreign language.


     (3)  The Bill of Sale must be registered with the Registry of Deeds.

     POST DELIVERY:

     (1) Lessee must obtain the amendment to the Certificate of Registration and to the Schedule of Payments by the Foreign Trade Secretariat and the Central Bank of Brazil approving the remittances to the new lessor.

     (2) Amendment of the authorization issued by the Commission for Coordination of Civil Air Transport ("COTAC").

     (3) Approval of the Certificate of Registration and Nationality and the Certificate of Airworthiness issued by RAB.

     (4) Notice to the Federal Review Service informing that ownership of the aircraft has changed.

     (5)  De-registration power-of-attorney.

     (6) Notice of new agent for service of process as well as acceptance thereof.

                                                                   SCHEDULE 3.03


       (7)  Payment of relevant fees.

B. WITH RESPECT TO THE A310-300 AIRCRAFT MSN 437, AS REQUIRED AS ADVISED BY LOCAL COUNSEL.

                                                                   SCHEDULE 3.03


                                     CHINA


      PRE-DELIVERY:

      (1) Lessee of Aircraft must file the following documents with the Civil Aviation Administration of China (The "CAAC"):

      (a)   The Bill of Sale
      (b)   The Novation

      (2) Please Note: On October 21, 1997, China's Premier Li Peng promulgated two new regulations (both effective as of 10/21/97): (a) the Aircraft Registration Regulation, and (b) the Rights Registration Regulation. Both of these Regulations impose new aircraft registration fees; the amount of such fees to be decided by the CAAC.

                                                                   SCHEDULE 3.03

                                     FRANCE


     PRE-DELIVERY:

     (1) Special exemption ("arrete") for non-French entity to register aircraft must be obtained from French Minister of Transport ("MOT") by filing two original copies of Form CERFA 10094*1 with all required attachments.

     (2) After obtaining the arrete, aircraft is registered by filing two original copies of Form CERFA 10090*01 with the Direction Generale de l'Aviation Civile ("DGAC") and returning original certificate of registration to the DGAC.

     (3) Notice of the Novation Agreement must be served on the Lessee by a bailiff ("huissier").

     (4) Registration of the Novation Agreement using two originals of Form CERFA 10092*01 must be effected with the following documents attached:

          (a) A French summary of the novated lease signed by the new lessor and the lessee, and

          (b) one original of the signed Novation Agreement together with a signed summary.

                                                                   SCHEDULE 3.03

                                      FIJI

     PRE-DELIVERY:

     (1) Record in an "advice" signed by both Buyer and Seller of the Aircraft, the full particulars of Buyer and Lessee and their respective interests in the Aircraft.

     (2) Submit the signed advice to the Civil Aviation Authority of Fiji (the "CAAF"), along with any information necessary to update the CAAF register with respect to the Aircraft's transfer of title.

     (3) Submit the advice to the CAAF register as near as possible to the day on which the Aircraft title is to pass. Alternatively, can file the advice with the CAAF register in advance of the transfer of title, noting that such advice is "to be effective only upon further notification."

                                                                   SCHEDULE 3.03

                                   HONG KONG

     POST-DELIVERY:

     (1) Buyer must notify the Director of the Hong Kong Civil Aviation Department (the "CAD") in writing of a change of legal ownership within 28 days of transfer of title.

     (2) If the transfer occasions the termination of the original lease, CAD director must be notified of this (no time frame specified).

                                                                   SCHEDULE 3.03

                                    HUNGARY
     PRE-DELIVERY:

     (1) Apply to the Hungarian Aviation Authority (Legugyi Igazgatosag) for amendment of registration in the National Aircraft Register.

     (2) Customs inspection and customs clearance document if required as advised by local counsel.

     (3)  Confirm Aircraft operator in possession of an operating license.

     (4)  Pay registration and fee.

                                                                   SCHEDULE 3.03

                                    ICELAND

     PRE-DELIVERY:

     (1) Buyer must register in the National Register of Aircraft at the Civil Aviation Administration (CAA). The application of registration must be accompanied by the Bill of Sales as well as a Power of Attorney giving authority to register the transfer of title,

     (2)  De-registration:

          (a) A "clean" certificate must be obtained from the Register of Rights in Aircraft kept by the City Registrar to the effect that the Aircraft is unencumbered.

          (b) A request must be made to the CAA to de-register based on the "clean" certificate.

     (3) The Lessee applies to the Minister of Communications and obtains an exemption to register a foreign owned aircraft.

                                                                   SCHEDULE 3.03

                                    IRELAND

     PRE-DELIVERY:

     Notation on the Aircraft Register of the Buyer's interest and cancellation of Seller's notation.

                                                                   SCHEDULE 3.03

                                     KOREA

     PRE-DELIVERY:

     (1) The Buyer must submit the following documentation to the Ministry of Construction and Transportation, if required as advised by local counsel:

          (a)  The application for registration

          (b) The Purchase Agreement - to be notarized by the consul of the Korean Embassy in the United States.

          (c) A certificate stating that the new owner has paid all Korean taxes. This is issued by the Korean tax office.

          (d)  The certificate of nationality of the new lessor.

          (e)  Notarized power of attorney of agent to perform registration.

                                                                   SCHEDULE 3.03

                                  NETHERLANDS

     PRE-DELIVERY:

     As required as advised by local counsel

     POST-DELIVERY:

     The owner of an aircraft registered in the Nationality Register must inform RLD of the transfer of title to its Aircraft within one month after transfer of title.

                                                                   SCHEDULE 3.03


                                    PORTUGAL



      PRE-DELIVERY:

      (1) Registration with the Directorate General of Civil Aviation (the "DGCA") by filing application including: Power of Attorney from Buyer conferring power to file application, Novation Agreement, and the Bill of Sale; all endorsed with the Apostil of the Hague Convention.

      (2)   Lessee must provide the "documentation of the aircraft" to the DGCA.

      (3)   Pay registration and radio license fee to DGCA and VAT.

                                                                   SCHEDULE 3.03

                                     RUSSIA

     PRE-DELIVERY

     (1) Register aircraft operating in Russia identified by reference to lessor and the Lease.

     (2)  Lessee must receive permission from Central Bank for security deposit.

                                                                   SCHEDULE 3.03

                                     TURKEY

     PRE-DELIVERY:

     (1) Documents must be submitted to and approved by Undersecretariat of the Treasury of the Prime Ministry of the Republic of Turkey:

          (a) Novation Agreements notarized and apostilled, with notarized translation into Turkish, or original executed in Turkey in English and Turkish ("drafted ex officio by a Turkish Notary Public").

          (b) Power of Attorney of person signing the Novation Agreement for Lessee, new Lessor and existing Lessor (notarized and apostilled or certified by the Turkish Embassy) and notarized translation into Turkish.

          (c) Bill of Sale stating sales price certified by the local Chamber of Commerce and notarized and certified by the Turkish Embassy or Consulate (fee charged) and notarized translation into Turkish.

          (d) The constitutive documents of new lessor (confirming new lessor is authorized to own and lease aircraft) plus separate document containing such confirmation if not in constitutive documents.

     After such approval,

     (2)  Application to Civil Aviation Directorate ("CAD") of:

          (a)  Bill of Sale
          (b)  Novation Agreement
          (c)  Revised Insurance certificates
          (d)  Originals of the Aircraft Registration Certificate

                                                                   SCHEDULE 3.03

     (e) Power of Attorney of person signing the Novation Agreement for Lessee, new lessor and existing lessor (notarized and apostilled or certified by the Turkish Embassy) and notarized translation into Turkish.

and issuance of new Aircraft Registration Certificates by CAD.

(3)  Reissue de-registration powers of attorney.

                                                                   SCHEDULE 3.03

                                 UNITED KINGDOM

     POST DELIVERY:

     (1) The Lessee is obliged to notify the Civil Aviation Authority ("CAA") of any change in the information which was furnished to the CAA in connection with the Lessee's original registration with the CAA.

     (2) Buyer must inform the authority in writing of its ownership within 28 days of transfer of title.

                                                                   SCHEDULE 3.03

                                 UNITED STATES

PRE-DELIVERY:

(1)  Filed with the Federal Aviation Authority ("FAA"):

     (a)  AC Form 8050-2 Aircraft Bill of Sale

     (b)  AC Form 8050-1 Aircraft Registration Application

     (c)  Affidavit of Citizenship of MSAF

     (d)  Affidavit of Citizenship of beneficiary of Trust

     (e)  Trust Agreement

     (f) Assignment and Assumption Agreement between ILFC and MSAF assigning all right, title and interest of ILFC in, to and under the existing lease.

(2)  Filed with the Aeronautical Center Counsel ("ACC") for review:

     (a)  Trust Agreement

          then, ACC issues its opinion.

(3)  "FLYWIRE" of Aircraft to be flown internationally.

                                                                   SCHEDULE 3.03

                                  SWITZERLAND

     PRE-DELIVERY:

     (1) New owner must receive authorization of Swiss Civil Aviation Agency and be entered on the Aircraft Register (Luftfahrzeugregister) and the Aircraft Record (Luftfahrzeugbuch) (entry on the latter with submission of a document evidencing transfer of ownership).

     (2)  Seller must ensure they are struck off the Aircraft Register.

     (3) New owner needs an address for notification in Switzerland; if this is Lessee, Lessee's consent must be obtained.

                                 SCHEDULE 3.05
                               REQUIRED CONSENTS

1.   GENERAL

     a. LEASE NOVATIONS. The leases for the Aircraft have various requirements in connection with the sale of the Aircraft. Some of the leases have net worth requirements for the purchaser of the Aircraft, others have citizenship requirements and still others have requirements that the purchaser enter into an assignment and assumption or similar agreement with the lessee. All of these requirements should be satisfied or waived by Buyer, Seller and the respective lessee entering into the appropriate Lease Novations.


     b. SUBLEASE ASSIGNMENTS. Some of the lessees have subleased the Aircraft to third parties. In connection with such subleases, Seller and the lessee have executed an assignment of the sublease, pursuant to which such lessee assigned such sublease to Seller for security purposes. Seller and Buyer will need to send a letter to the appropriate sublessee stating that if the sublessee receives written notice from Buyer and not Seller that an event of default has occurred under the lease between Buyer and the respective lessee that such sublessee should make its payments to Buyer instead of Seller or Buyer and Seller should make such other arrangements as they deem appropriate.

     c. MANUFACTURER'S CONSENT. In order to transfer the warranties, service life policies and other product support which the airframe manufacturer, engine manufacturer or vendors will provide for the Aircraft, Buyer and Seller must obtain the consent of the airframe manufacturer, engine manufacturer and vendors (if any) to the sale of the aircraft and the transfer of the warranties, service life policies and other product support. This restriction is contained in the various purchase agreements between the manufacturers and Seller and most probably in the purchase agreements between the manufacturer and the entity, if not Seller, which originally purchased one of the Aircraft from the respective manufacturer.

     d. INSURANCE CERTIFICATES. In order to complete the sale of any of the Aircraft, Buyer and Seller will need to have the appropriate lessee's insurance provider provide hull, hull war risk and liability insurance to Buyer and liability insurance coverage to Seller. The appropriate lessee will need to obtain the consent of its insurance provider under its insurance policy.

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 737-548 AIRCRAFT BEARING SERIAL NUMBER 25165 AND IRISH REGISTRATION EI-CDT (AER LINGUS PLC, LESSEE)

I.   CORRESPONDENCE
     A.   One copy of Insurance Certificates dated April 3, 1997 and April 7,
          1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated as of August 30, 1991 between International Lease Finance Corporation ("ILFC") as Lessor, and Aer Lingus PLC ("Air Lingus"), as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Side Letter Number 3 to Aircraft Lease Agreement dated August 8, 1997
     B. One copy of Letter (plus copy of facsimile transmission) from Aer Lingus regarding Second One Year Lease Extension dated October 21, 1996
     C. One copy of Letter from Aer Lingus regarding First One Year Lease Extension dated October 20, 1995
     D. One copy of Side Letter Number 2 to Aircraft Lease Agreement dated April 12, 1994
     E. One copy of Letter Agreement No. 1 to Aircraft Lease Agreement dated August 30, 1991
     F.   One copy of Aircraft Purchase Agreement between ILFC and Aer
          Lingus PLC

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated April 23, 1993
     B.   One copy of Aircraft Receipt dated April 23, 1993
     C.   One copy of Boeing Delivery Agenda dated April 23, 1993

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Registration from Irish Aviation Authority dated April 4, 1997
     B. One copy of Certificate of Airworthiness from Irish Aviation Authority dated April 8, 1997
     C. One copy of Certificate of Registration from Ministerio Da Aeronautica Departamento De Aviacao Civil Registro Aeronautico Brasileiro dated May 12, 1995

     D. One copy of Certificate of Airworthiness from Ministerio Da Aeronautica Departamento De Aviacao Civil Registro Aeronautico Brasileiro dated May 12, 1995

     E. One copy of Cancellation of Irish Registration from Irish Aviation Authority dated May 12, 1995

     F. One copy of Aircraft Station Licence from Department of Tourism, Transport and Communications of Ireland dated January 28, 1993

     G. One copy of Certificate of Registration from Department of Tourism, Transport and Communications of Ireland dated April 23, 1993

     H. One copy of Certificate of Airworthiness from Department of Tourism, Transport and Communications of Ireland date April 23, 1993

     I. One copy of Flight Manual Approval from Department of Tourism and Transport of Ireland dated April 23, 1993

     J. One copy of Noise Certificate from Department of Tourism and Transport of Ireland dated April 23, 1993

     K. One copy of Confirmation of Non-Registration from United States Federal Aviation Administration dated April 16, 1993

     L. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated April 23, 1993

     M. One copy of Headset Request Approval from Department of Tourism and Transport of Ireland date January 7, 1991

     N. One copy of Application for an End Use Import Certificate from Department of Tourism and Trade of Ireland dated April 15, 1993

     O. One copy of Application for Registration of Aircraft from Department of Transport, Energy & Communications dated March 19, 1993

     P. One copy of Air Transport License/Air Operator's Certificate (Air Services Authorisation Order, 1966)

     Q. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated March 26, 1993

     R. One copy of Certificate of Origin from State of Washington dated April 23, 1993

     S.   One copy of General Declaration dated April 23, 1993

     T.   One copy of Passenger Manifest dated April 23, 1993

     U.   One copy of Cargo Manifest dated April 23, 1993

VI.  COMPANY CERTIFICATES

     A.   One copy of Certificate of No Default dated April 23, 1993

     B.   One copy of Certificate of Average Flight Ratio dated April 13, 1993

     C. One copy of Certificate of Authority to Accept Delivery dated April 7, 1993

     D.   One copy of Aer Lingus Power of Attorney

     E.   One copy of ILFC Power of Attorney

     F.   One copy of Proforma Invoice dated April 23, 1993

     G. One copy of Letter with respect to Air Services Authorization Order, 1966 and Exchange Control dated January 12, 1993

                                                                   SCHEDULE 3.09


        H. One copy of Letter with respect to Exchange Control dated October 30, 1991
        I. One copy of Extract of Meeting of Board of Director's Meeting held on July 24, 1991

VII.    AGENCY AGREEMENT
        A.   One copy of Agency Agreement dated December 13, 1991

VIII.   OPINION OF COUNSEL

        A. One Copy of Opinion of In-House Counsel of Aer Lingus dated April 23, 1993

IX.     ASSIGNMENT OF WARRANTIES
        A.   One copy of Assignment of Rights (Airframe) dated April 23, 1993
        B.   One copy of Assignment of Warranties (Engines) dated April 23, 1993
        C.   One copy of letter regarding Consent to Assignment dated April 27,
             1993

X.      COOPERATION AGREEMENT
        NONE

XI.     TECHNICAL DATA
        A.   One copy of Delivery Exceptions Letter dated April 23, 1993
        B.   One copy of Boeing facsimile dated September 6, 1991
        C.   One copy of Airframe and Engine placards

XII.    RETURN ACCEPTANCE RECEIPT
        NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 757-2Q8 AIRCRAFT BEARING SERIAL NUMBER 26272 AND U.S. REGISTRATION N805AM (AEROVIAS DE MEXICO, S.A. DE C.V., LESSEE)

I.   CORRESPONDENCE
     A.   One copy of Insurance/Reinsurance Certificate dated June 1, 1997
     B.   One copy of Letter of Undertaking dated June 1, 1997
     C.   One copy of Filing Confirmation Letter dated November 7, 1994

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated as of February 23, 1994 between International Lease Finance Corporation ("ILFC"), as Lessor, and Leasing Enterprises, Ltd., as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Amendment No. 3 to Aircraft Lease Agreement dated as of August 1, 1995
     B. One copy of Amendment No. 2 to Aircraft Lease Agreement dated as of February 13, 1995
     C. One copy of Amendment No. 1 to Aircraft Lease Agreement dated March 1, 1994
     D.   One copy of Side Letter Agreement dated January 7, 1993

IV.  ESTOPPEL AND ACCEPTANCE CERTIFICATE
     A. One copy of Estoppel and Acceptance Certificate executed by Leasing Enterprises, Ltd. dated March 1, 1994
     B. One copy of Aircraft Receipt executed by Leasing Enterprises, Ltd. and Aerovias De Mexico, S.A. De C.V. dated March 1, 1994

V.   SUBLEASE AGREEMENT
     A. One copy of Aircraft Sublease Agreement dated as of February 23, 1994 between Leasing Enterprises, Ltd., as Lessor, and Aerovias de Mexico, S.A. de C.V. ("Aeromexico"), as Lessee

VI.  SIDE LETTERS/AMENDMENTS
     A. One copy of Amendment No. 3 to Aircraft Sublease Agreement dated as of August 1, 1995
     B. One copy of Amendment No. 2 to Aircraft Sublease Agreement dated as of February 13, 1995

                                                                   SCHEDULE 3.09

       C. One copy of Amendment No. 1 to Aircraft Sublease Agreement dated March 1, 1994

VII.   ESTOPPEL & ACCEPTANCE CERTIFICATE

       A. One copy of Estoppel and Acceptance Certificate executed by Aeromexico dated March 1, 1994
       B.   One copy of Delivery Agenda executed by Aeromexico dated March 1,
            1994
       C. One copy of Aircraft Receipt executed by Leasing Enterprises, Ltd. and Aeromexico dated March 1, 1994

VIII.  ASSIGNMENT
       A.   One copy of Assignment of Sublease dated as of February 23, 1994

IX.    CONSENT
       A.   One copy of Consent and Agreement dated February 23, 1994

X.     GUARANTY
       A.   One copy of Unconditional Guaranty dated as of February 23, 1994

XI.    REGISTRATION & CERTIFICATES
       A. One copy of Certificate of Registration from United States Federal Aviation Administration dated June 16, 1994
       B. One copy of Temporary Certificate of Registration from United States Federal Aviation Administration dated June 16, 1994
       C. One copy of Confirmation of Deregistration from Direccion General de Aeronautica Civil of Mexico dated June 14, 1994
       D. One copy of Application for Aircraft Registration filed with United States Federal Aviation Administration
       E. One copy of Aircraft Bill of Sale filed with United States Federal Aviation Administration dated March 1, 1994
       F.   One copy of Affidavit of Continuous Ownership dated April 27, 1994
       G. One copy of Temporary Authorization from Direccion General de Aeronautica Civil of Mexico dated March 1, 1994
       H. One copy of Airworthiness Certificate from Direccion General de Aeronautica Civil of Mexico dated August 31, 1994
       I. One copy of Confirmation of De-Registration from United States Federal Aviation Administration dated December 9, 1993
       J. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated March 1, 1994
       K. One copy of Certificate of Origin from State of Washington dated March 1, 1994
       L.   One copy of Certificate of Sanitary Construction dated January 25,
            1994
       M.   One copy of Proforma Invoice dated May 19, 1994

                                                                   SCHEDULE 3.09

         N. One copy of Confirmation of Reservation of United States Registration Numbers from United States Federal Aviation Administration dated September 10, 1992

XII.     COMPANY CERTIFICATES

         A.  One copy of Board Resolutions of Aeromexico dated February 18, 1994
         B. One copy of Incumbency Certificate of Aeromexico dated February 18, 1994
         C.  One copy of Permit/Approval dated February 21, 1994
         D.  One copy of Aeromexico Incumbency Certificate dated January 19,
             1993
         E.  One copy of Aeromexico Board Resolutions dated January 19, 1993
         F.  One copy of Notice to DGAC dated March 1, 1994
         G.  One copy of ILFC Power of Attorney dated February 28, 1994
         H.  One copy of list of Airports to which the aircraft will be operated
         I.  One copy of Factura Pro-Forma dated February 23, 1994
         J. One copy of Leasing Enterprises Consent of the Directors pursuant to Articles of Association dated February 24, 1994
         K. One copy of Leasing Enterprises Consent of the Members pursuant to By-Laws dated January 3, 1994
         L. One copy of Leasing Enterprises Incumbency Certificate dated February 24, 1994

XIII.    AGENCY AGREEMENT
         NONE


XIV.     OPINION OF COUNSEL
         A. One copy of Opinion of Conyers, Dill & Pearman, counsel to Aeromexico dated April 15, 1994
         B. One copy of Opinion of In-House Counsel of Aeromexico (regarding Lease, Sublease, Assignment) dated February 28, 1994
         C. One copy of Opinion of In-House counsel of Aeromexico (regarding Sublease, Guaranty, Consent) dated February 28, 1994
         D. One copy of Opinion of Ritch, Heather y Muller, S.C., counsel to Aeromexico dated March 4, 1994

XV.      ASSIGNMENT OF WARRANTIES
         A.  One copy of Assignment of Rights (Airframe) dated March 1, 1994
         B. One copy of Pratt & Whitney Assignment of Warranties dated March 1, 1994
         C.  One copy of Pratt & Whitney cover letter dated May 2, 1994

XVI.     COOPERATION AGREEMENT
         NONE

XVII.    TECHNICAL DATA
         A.  One copy of Boeing Delivery Exceptions Letter dated March 1, 1994
         B.  One copy of Aeromexico's B-757 Maintenance Services

                                                                   SCHEDULE 3.09

XVIII. RETURN ACCEPTANCE RECEIPT
       NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-3S3QC AIRCRAFT BEARING SERIAL NUMBER 23788 AND FRENCH REGISTRATION F-GIXH (L'AEROPOSTALE, LESSEE)

I.        CORRESPONDENCE

          A.   One copy of the Letter of Intent dated July 18, 1994

          B.   One copy of the Insurance Certificate dated November 26, 1996

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated September 12, 1994 between International Lease Finance Corporation ("ILFC"), as Lessor, and Societe D'Exploitation Aeropostale S.A. ("L'Aeropostale"), as Lessee

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of Side Letter Number 1 to Aircraft Lease Agreement dated September 12, 1994

          B. One copy of Amendment No. 1 to Aircraft Lease Agreement dated as of January 4, 1995

          C. One copy of letter from Klein-Goddard Associes dated January 12, 1995 regarding review of Amendment No.1 dated December 30, 1994 regarding pooling arrangements

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A. One copy of Estoppel and Acceptance Certificate dated October 27, 1994

          B. One copy of Memo dated October 22, 1994 to Dave Fulford of ILFC from the Borescope Inspector regarding High Pressure Turbine Nozzle Guide Vane Distress

V.        REGISTRATION & CERTIFICATES

          A. One copy of Certificate of Airworthiness issued by Republique Francaise Direction Generale De L'Aviation Civile dated November 4, 1994

          B. One copy of Certificate of Registration from Republique Francaise Ministere des Transports dated November 4, 1994

          C. One copy of Confirmation of De-Registration from United States Federal Aviation Authority dated October 26, 1994

          D. One copy of Authority to Register Aircraft in ILFC's name from Republique Francaise Ministere De L'Equipement, Des Transports et Du Tourisme dated October 12, 1994

          E. One copy of Temporary French Certificate of Airworthiness from Republique Francaise Direction Generale De L'Aviation Civile dated October 10, 1997

                                                                   SCHEDULE 3.09

          F.   One copy of Radio Station License from Republique
               Francaise Direction Generale De L'Aviation Civile dated October 7, 1994

          G. One copy of Letter from ILFC dated March 31, 1995 with attachments of Affidavit of Continuous Ownership dated March 13, 1995 and Certificate of the Senior Vice President of ILFC dated March 13, 1995 regarding the Deregistration of United States Civil Aircraft document and the Bill of Sale

VI.       COMPANY CERTIFICATES

          A.   One copy of ILFC Power of Attorney dated October 19, 1994

          B.   One copy of ILFC Officer's Certificate dated October 19, 1994

          C. One copy of L'Aeropostale Power of Attorney in favor of ILFC dated October 17, 1994

          D. One copy of L'Aeropostale Due Authority and Incumbency Certificate dated as of October 11, 1994

          E.   One copy of L'Aeropostale Power of Attorney dated October 17,
               1994

          F.   One copy of L'Aeropostale Officer's Certificate pursuant to
               Article 7.2(c) of the Aircraft Lease Agreement dated October 27, 1994

          G. One copy of Letter from L'Aeropostale to ILFC regarding exchange of title to engines dated October 27, 1994

VII.      AGENCY AGREEMENT

          NONE

VIII.     OPINION OF COUNSEL

          A. One copy of Opinion of Klein-Goddard Associes, counsel to L'Aeropostale dated October 11, 1994

          B. One copy of Opinion of General Counsel of ILFC dated October [undated], 1994

IX.       ASSIGNMENT OF WARRANTIES

          A.   One copy of Assignment of Rights (Airframe) dated October 27,
               1994

          B. One copy of facsimile from Jeana Park of ILFC clarifying warranty provisions dated September 6, 1994

X.        COOPERATION AGREEMENT

          A. One copy of Letter from L'Aeropostale to ILFC regarding exchange of title to engines dated October 27, 1994

XI.       TECHNICAL DATA

          A.   One copy of Technical Evaluation Report

          B. One copy of Boeing Aircraft Transaction Summary dated December 19, 1994

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                   SCHEDULE 3.09
                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) MCDONNELL DOUGLAS 83 AIRCRAFT BEARING SERIAL NUMBER 49822 AND FRENCH REGISTRATION F-GHEB (AIR LIBERTE, S.A., LESSEE)

I.        CORRESPONDENCE

          A.    One copy of Insurance Certificate dated January 17, 1997

          B.    One copy of Letter of Intent dated October, 1987

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated October 28, 1997 between International Lease Finance Corporation ("ILFC"), as Lessor, and Air Liberte S.A. ("Air Liberte"), as Lessee

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of blacklined draft of Letter Agreement between ILFC and Air Liberte dated October 13, 1997

          B. One copy of Letter Agreement (amendments to Lease) dated January 29, 1997

          C.   One copy of Letter of Understanding dated December 16, 1992

          D.   One copy of Letter of Understanding dated September 24, 1993

          E. One copy of Amendment to Aircraft Lease Agreement dated December 15, 1992

          F. One copy of Amendment to Aircraft Lease Agreement dated October 24, 1991

          G.   One copy of Letter Agreement dated February 3, 1989

          H.   One copy of Letter Agreement dated October 5, 1988

          I. One copy of Side Letter No. 2 to Aircraft Lease Agreement dated October 28, 1987

          J. One copy of Side Letter No. 3 to Aircraft Lease Agreement dated October 28, 1987

          K. One copy of Amendment to Aircraft Lease Agreement dated September 24, 1993

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A. One copy of Estoppel and Acceptance Certificate dated December 20, 1988

V.        REGISTRATION & CERTIFICATES

          A. Once copy of Export License from United States Department of Commerce dated November 30, 1987 [CANNOT CONFIRM DATE -- DATE IS NOT ON FORM]

          B. One copy of Certificat D'Immatriculation (Certificate of Registration) from Republique Francaise Ministere des Transports dated December 12, 1990

          C. One copy of Import Certificate from Republique Francaise Ministere De L'Equipement, Du Logement, Des Transports Et De La Mer dated December 12, 1990

                                                                  SCHEDULE 3.09

          D. One copy of Authority to Register Aircraft in ILFC's name from Republique Francaise Ministere De L'Equipement, Du Logement, Des Transports Et De La Mer dated December 10, 1990

          E. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated December 20, 1988

          F. One copy of Certificate de Limitation De Nuisances from Republique Francaise Direction Generale De L'Aviation Civile dated December 22, 1988

          G. One copy of Certificat de Navigabilite from Republique Francaise Ministere des Transports dated December 22, 1988

          H. One copy of Air Operator's Certificate from Republique Francaise Ministere De L'Equipement, Du Logement, De L'Amenagement Du Territoire et Des Transports dated as of March 25, 1988

          I.   One copy of Demande de Derogation from ILFC dated October 24,
               1988

          J. One copy of Resume des Stipulations Contractuelles dated October 24, 1988

VI.       COMPANY CERTIFICATES

          A. One copy of Delegation Letter in favor of Jean Luc JOLY dated October 26, 1987

          B.   One copy of authorization in French dated April 28, 1994

VII.      AGENCY AGREEMENT

          A.   One copy of Agency Agreement dated October 28, 1987

VIII.     OPINION OF COUNSEL

          A. One copy of Opinion of Marie-Jose Collet, Avocat de Cour, from Air Liberte (no date)

IX.       ASSIGNMENT OF WARRANTIES

          A.   One copy of Assignment of Rights (Airframe) dated December 16,
               1988

          B.   One copy of Assignment of Warranties (Engines) dated June 15,
               1988

X.        TECHNICAL DATA

          A.   One copy of Detail Specification Letter dated June 15, 1988

          B.   One copy of Shipper's Export Declaration dated December 16, 1988

XI.       RETURN ACCEPTANCE RECEIPT

          NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-3X2ER AIRCRAFT BEARING SERIAL NUMBER 26260 AND FIJIAN REGISTRATION DQ-FJC (AIR PACIFIC LIMITED, LESSEE)

I.        CORRESPONDENCE

          A.   One copy of Certificate of Insurance dated November 1, 1996

          B.   One copy of Brokers Letter of Undertaking dated November 1, 1996

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated October 25, 1989 between International Lease Finance Corporation ("ILFC"), as Lessor, and Air Pacific Limited ("Air Pacific"), as Lessee

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of Side Letter Number 4 to Aircraft Lease Agreement dated May 20, 1993

          B. One copy of Letter regarding Cost Responsibility for APC Requested Changes to ILFC Baseline Specification dated April 23, 1993

          C. One copy of Letter regarding Engine Upgrade vs. CR Cost and Spare Parts dated September 26, 1991

          D. One copy of Side Letter Number 3 to Aircraft Lease Agreement dated October 26, 1989

          E. One copy of Side Letter Number 2 to Aircraft Lease Agreement dated October 26, 1989

          F. One copy of Side Letter Number 1 to Aircraft Lease Agreement dated October 26, 1989

IV.       AGENCY AGREEMENT

          A.   One copy of Agency Agreement dated as of May 13, 1994

V.        ESTOPPEL & ACCEPTANCE CERTIFICATE

          A. One copy of Estoppel and Acceptance Certificate dated September 16, 1994

          B. One copy of Spare Parts Acceptance Certificate dated September 16, 1994

          C.   One copy of Boeing Delivery Agenda dated September 16, 1994

          D.   One copy of Aircraft Receipt dated September 16, 1994

VI.       OPINION OF COUNSEL

          A. One copy of Opinion of Munro, Leys & Co., counsel to Air Pacific dated September 1, 1994

          B. One copy of Munro, Leys & Co., counsel to Air Pacific dated December 15, 1989

                                                                  SCHEDULE 3.09

VII.      REGISTRATION & CERTIFICATES

          A. One copy of Application for Registration of Aircraft from Civil Aviation Authority of Fiji dated June 6, 1994

          B. One copy of Certificate of Airworthiness from Civil Aviation Authority of Fiji dated September 16, 1994

          C. One copy of Certificate of Registration of Aircraft from Civil Aviation Authority of Fiji dated September 16, 1994

          D. One copy of Confirmation of Non-Registration from United States Federal Aviation Administration dated September 9, 1994

          E. One copy of Cover Letter to Civil Aviation Authority of Fiji regarding Aircraft Registration dated June 14, 1994

          F. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated September 16, 1994

          G. One copy of Letter from Civil Aviation Authority of Fiji regarding FAA Export Certificate of Airworthiness Exception dated September 16, 1994

          H. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated September 8, 1994

          I. One copy of Letter regarding waiver of international import certificate dated May 23, 1990

          J. One copy of Confirmation of Certificate of Registration from Civil Aviation Authority of Fiji dated September 2, 1994

          K. One copy of Letter regarding no other import restrictions dated August 23, 1994 and response dated August 25, 1994

          L.   One copy of Letter regarding Monthly Payments dated June 28, 1990

          M. One copy of Amendment to Air Pacific Limited AOC from Civil Aviation Authority of Fiji dated September 9, 1994

          N. One copy of Letter regarding transition period from Civil Aviation Authority of Fiji dated September 9, 1994

          O. One copy of International Air Service Licence from Ministry of Tourism and Civil Aviation of Fiji dated September 6, 1994

          P. One copy of Confirmation of Registration Allocation from Civil Aviation Authority of Fiji dated June 16, 1994

          Q. One copy of Certificate of Origin from State of Washington dated September 16, 1994

          R.   One copy of General Declaration

          S.   One copy of Passenger Manifest

          T.   One copy of Cargo Manifest

VIII.     COMPANY CERTIFICATES

          A. One copy of Air Pacific's Officer's Certificate dated September 6, 1994

          B. One copy of Power of Attorney from Air Pacific Limited dated October 25, 1989

          C. One copy of Record of the Resolution of the Board dated October 24, 1989

          D. One copy of letter regarding maintenance confirmation dated August 31, 1994

                                                                   SCHEDULE 3.09

          E.   One copy of Proforma Invoice dated August 30, 1994

          F.   One copy of Power of Attorney dated October 25, 1989

IX.       ASSIGNMENT OF WARRANTIES

          A.   One copy of Assignment of Rights (Airframe) dated September 16,
               1994

          B.   One copy of Assignment of Rights (Engines) dated September 16,
               1994

X.        TECHNICAL DATA

          NONE

XI.       RETURN ACCEPTANCE RECEIPT

          NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) MCDONNELL DOUGLAS 82 AIRCRAFT BEARING SERIAL NUMBER 49825 AND U.S. REGISTRATION N940AS (ALASKA AIRLINES, LESSEE)

I.        CORRESPONDENCE

          A.   One copy of Insurance Certificate dated April 1, 1997

II.       LEASE AGREEMENT

          A.   One copy of Aircraft Bill of Sale dated March 31, 1989

          B.   One copy of Aircraft Registration dated March 31, 1989

          C. One copy of Aircraft Lease Agreement dated as of June 1, 1988 between International Lease Finance Corporation ("ILFC"), as Lessor, and Alaska Airlines, Inc. ("Alaska Airlines"), as Lessee

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of Amendment Number 3 to Aircraft Lease Agreement dated as of August 31, 1995

          B. One copy of Amendment to Amendment No. 1 to Aircraft Lease Agreement dated as of May 2, 1989 and executed as of December 26, 1989

          C.   One copy of Document Filing Confirmation dated July 6, 1989

          D. One copy of Amendment No. 1 to Aircraft Lease Agreement dated as of May 2, 1989

          E. One copy of Amendment to Aircraft Lease Agreements dated as of November 3, 1993

          F. One copy of Letter regarding consent to installation of leased equipment on certain aircraft dated September 28, 1993

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A.   One copy of Estoppel and Acceptance Certificate dated March 31,
               1989

          B.   One copy of Receipt for Aircraft Document Distribution Checklist

          C.   One copy of Aircraft Acceptance Agreement dated March 31, 1989

          D.   One copy of Confirmation of BFE dated December 13, 1988

          E. One copy of Letter from ILFC regarding seats on Aircraft, certain avionics equipment and other various matters dated June 1, 1988

V.        OPINION OF COUNSEL

          A. One copy of Opinion of Assistant General Counsel of Alaska Airlines dated March 31, 1989

                                                                   SCHEDULE 3.09


VI.       REGISTRATION & CERTIFICATES

          A. One copy of Triennial Aircraft Registration Report from United States Federal Aviation Administration dated November 16, 1994

          B. One copy of Air Carrier Operating Certificate from United States Federal Aviation Administration effective September 23, 1946 [confirm date]

          C. One copy of Aircraft Bill of Sale filed with United States Federal Aviation Administration dated November 7, 1991

          D. One copy of Aircraft Registration Application filed with United States Federal Aviation Administration dated November 7, 1991

          E. One copy of Assignment and Assumption of Lease filed with United States Federal Aviation Administration dated November 7, 1991

          F. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated August 29, 1990

          G. One copy of Certificate of Aircraft Registration from United Stated Federal Aviation Administration dated November 7, 1991

          H. One copy of Temporary Certificate of Registration from United Stated Federal Aviation Administration dated November 7, 1991

          I. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated March 25, 1989

          J. One copy of Appointment of Authorized Representative dated as of March 31, 1989

          K. One copy of Letter regarding Request for Assignment of Reserved Registration Number dated December 14, 1988

          L. One copy of Confirmation of Reservation of Registration Numbers from United States Federal Aviation Administration dated July 5, 1988

          M. One copy of Notification of Federal Aviation Administration Filing and Recording from Insured Aircraft Title Services, Inc. dated August 16, 1989


VII.      ASSIGNMENT OF WARRANTIES

          A. One copy of Assignment of Warranties (Engines) dated February 13, 1989

          B.   One copy of Assignment of Rights (Airframe) dated March 21, 1989

VIII.     TECHNICAL DATA

          A.   One copy of letter from McDonnell Douglas dated March 31, 1989

IX.       COOPERATION AGREEMENT

          NONE

X.        AGENCY AGREEMENT

          NONE

XI.       COMPANY CERTIFICATES

          NONE

                                                                   SCHEDULE 3.09

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                  SCHEDULE 3.09

                              INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-4Q8 AIRCRAFT BEARING SERIAL NUMBER 25104 AND U.S. REGISTRATION N771AS (ALASKA AIRLINES, INC., LESSEE)

I.       CORRESPONDENCE

         A.   One copy of Insurance Certificate dated April 1, 1997

II.      LEASE AGREEMENT

         A. One copy of Aircraft Lease Agreement dated January 22, 1990 between Alaska Airlines, Inc. ("Alaska Airlines"), as Lessee, and International Lease Finance Corporation ("ILFC"), as Lessor

III.     SIDE LETTERS/AMENDMENTS

         A. One copy of Amendment Number 4 to Aircraft Lease Agreement dated as of August 31, 1995

         B. One copy of Amendment No. 3 to Aircraft Lease Agreement dated as of October 20, 1994

         C. One copy of Amendment Number 1 to Aircraft Lease Agreement dated May 21, 1993

         D. One copy of Amendment to Aircraft Lease Agreements dated as of November 3, 1993

         E.   One copy of Letter Agreement No. 2 dated December 12, 1990

         F. One copy of Letter regarding consent to installation of leased equipment on certain aircraft dated September 28, 1993

IV.      ESTOPPEL & ACCEPTANCE CERTIFICATE

         A.   One copy of Estoppel and Acceptance Certificate dated May 21, 1993

V.       REGISTRATION & CERTIFICATES

         A. One copy of Ship/Aircraft Radio Station License from United States Federal Communications Commission dated March 22, 1994

         B. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated May 21, 1993

         C. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated April 27, 1993

         D. One copy of Fuel Request Authorization executed by Boeing dated May 21, 1993

         E. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated May 21, 1993

         F. One copy of Temporary Certificate of Registration from United States Federal Aviation Administration dated May 21, 1993

                                                                   SCHEDULE 3.09

         G. One copy of Aircraft Registration Application filed with United States Federal Aviation Administration dated May 21, 1993

         H.   One copy of Tax Exemption Certificate dated May 21, 1993

         I. One copy of Certificate of Usage of Material Subject to Washington State Compensating (Use) Tax dated May 21, 1993

         J.   One copy of Aircraft Receipt dated May 21, 1993

         K.   One copy of Bill of Sale dated May 21, 1993

         L. One copy of Air Carrier Operating Certificate from United States Federal Aviation Administration effective September 23, 1946

         M. One copy of Radio Station License from United States Federal Communications Commission dated April 17, 1989

VI.      COMPANY CERTIFICATES

         A.   One copy of Delegation of Authority dated May 21, 1993

VII.     AGENCY AGREEMENT

         A.   One copy of Agency Agreement dated May 7, 1990

VIII.    OPINION OF COUNSEL

         NONE

IX.      ASSIGNMENT OF WARRANTIES

         A.   One copy of Full Assignment of Rights (Airframe) dated
              May 21, 1993

         B.   One copy of Assignment of Warranties (Engines) dated
              May 21, 1993

X.       TECHNICAL DATA

         A.   One copy of Boeing Delivery Agenda dated May 21, 1993

         B. One copy of letter regarding delivery exceptions, equipment shortages and aircraft condition items and various other matters from Boeing dated May 21, 1993

XI.      RETURN ACCEPTANCE RECEIPT

         NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 767-300 AIRCRAFT BEARING SERIAL NUMBER 24798 AND KOREAN REGISTRATION HL7264 (ASIANA AIRLINES, INC., LESSEE)

I.        CORRESPONDENCE

          A.   One copy of Reinsurance Certificate dated September 22, 1997

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated as of July 11, 1997 between International Lease Finance Corporation Ireland Limited ("ILFC"), as Lessor, and Asiana Airlines, Inc. ("Asiana"), as Lessee

III.      HEADLEASE AGREEMENT

          A. One copy of Aircraft Headlease Agreement dated as of July 11, 1997 between ILFC, as Lessee, and Aircraft SPC-5, Inc., as Lessor

IV.       SIDE LETTERS/AMENDMENTS

          A.   One copy of Amendment No.1 dated September 8, 1997

V.        ESTOPPEL & ACCEPTANCE CERTIFICATE

          A. One copy of Estoppel and Acceptance Certificate dated September 23, 1997

VI.       REGISTRATION & CERTIFICATES

          A. One copy of Application for Registration of Aircraft filed with Ministry of Construction and Transportation of Korea dated September 22, 1997

          B. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated October 4, 1990

VII.      COMPANY CERTIFICATES

          A. One copy of Quiet Enjoyment Letter from Headlessor dated September 23, 1997

          B.   One copy of letter regarding lease rentals dated September 18,
               1997

          C.   One copy of ILFC Power of Attorney dated September 15, 1997

          D.   One copy of Import Recommendation dated July 21, 1997

          E.   One copy of Foreign Exchange Approval dated May 24, 1997

          F. One copy of Minutes of the Meeting of the Board of Directors dated September 19, 1997

          G. One copy of List and Authorized Signature of Directors dated September 19, 1997

          H.   One copy of Power of Attorney dated September 19, 1997

          I.   One copy of Asiana Officer's Certificate dated September 19, 1997

                                                                   SCHEDULE 3.09

VIII.     AGENCY AGREEMENT

          NONE

IX.       OPINION OF COUNSEL

          A. One copy of Opinion of Hanoi Law Offices, counsel to Asiana dated September, 1997

X.        ASSIGNMENT OF WARRANTIES

          NONE

XI.       COOPERATION AGREEMENT

          NONE

XII.      TECHNICAL DATA

          NONE

XIII.     RETURN ACCEPTANCE RECEIPT

          NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 767-204 AIRCRAFT BEARING SERIAL NUMBER 23807 AND AUSTRALIAN REGISTRATION VH-RMO (BRITANNIA AIRWAYS LIMITED, LESSEE and ANSETT AUSTRALIA LIMITED, SUBLESSEE)

RELATING TO LEASE AGREEMENT

I.        CORRESPONDENCE

          A.   One copy of Insurance Certificates dated July 1, 1997

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated July 15, 1986 between International Lease Finance Corporation ("ILFC'), as Lessor, and Britannia Airways Limited ("Britannia"), as Lessee

          B. One copy of Amended and Restated Aircraft Lease Agreement between ILFC and Brittania, dated August 30, 1995

          C. One copy of Lease Amendment Agreement between ILFC and Brittania dated March 29, 1996

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of Aircraft Lease Extension Agreement dated December 11, 1990

          B.   One copy of Aircraft Lease Extension Agreement dated January 29,
               1993

          C.   One copy of Letter Agreement dated June 28, 1991

          D.   One copy of Letter Agreement No. 1 dated December 11, 1990

          E.   One copy of the Subleasing Side Letter dated August 30, 1995

          F.   One copy of Airworthiness Directive Side Letter dated August 30,
               1995

          G.   One copy of Insurance Side Letter dated August 30, 1995

          H. One copy of Global Side Letter to Aircraft Lease Agreement dated April 30, 1995

          I. One copy of Agreement dated March 29, 1996 regarding lease extension agreement

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A.   One copy of Estoppel and Acceptance Certificate dated August 25,
               1987

          B.   One copy of Aircraft Receipt dated August 25, 1987

V.        REGISTRATION & CERTIFICATES

          A. One copy of International Import Certificate from United Kingdom Department of Trade and Industry May 13, 1987

          B. One copy of Certificate of Airworthiness from Civil Aviation Safety Authority of Australia dated July 24, 1996

                                                                   SCHEDULE 3.09

          C. One copy of Certificate of Airworthiness from United Kingdom Civil Aviation Authority dated August 28, 1987

          D. One copy of Air Operators Certificate from Civil Aviation Safety Authority of Australia dated July 18, 1997

          E. One copy of Certificate of Approval of Aircraft Radio Installation from United Kingdom Civil Aviation Authority dated August 28, 1987

          F. One copy of Maintenance Schedule Approval from United Kingdom Civil Aviation Authority Issue 1 and dated February 1984

          G. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated August 25, 1987

          H. One copy of Letter from United Kingdom Civil Aviation Authority regarding FAA Export Certificate of Airworthiness dated
               August 25, 1987

          I. One copy of Letter from United Kingdom Civil Aviation Authority regarding registration of Aircraft dated August 7, 1987

          J. One copy of Air Transport Licence from United Kingdom Civil Aviation Authority dated October 6, 1983

          K. One copy of Air Operator's Certificate from United Kingdom Civil Aviation Authority dated February 17, 1984

          L. One copy of Air Navigation Order from United Kingdom Civil Aviation Authority dated August 5, 1987

          M. One copy of Certificate of Registration of Aircraft from United Kingdom Civil Aviation Authority dated August 4, 1987

          N. One copy of Noise Certificate from United Kingdom Civil Aviation Authority dated August 3, 1987

          O. One copy of Certificate of Approval of Aircraft Radio Installation from United Kingdom Civil Aviation Authority dated August 3, 1987

          P. One copy of Application for Registration of Aircraft or Change in Ownership filed with United Kingdom Civil Aviation Authority

VI.       COMPANY CERTIFICATES

          A. One copy of Minutes of the Meeting of the Board of Directors dated December 7, 1990 regarding resolution and power of attorney

          B. One copy of Minutes of a Meeting of the Board of Directors dated July 24, 1986 regarding resolution and power of attorney

          C.   One copy of Proforma Invoice dated May 14, 1987

VII.      AGENCY AGREEMENT

          A.   One copy of Agency Agreement dated July 15, 1986

VIII.     OPINION OF COUNSEL

          A.   One copy of Opinion of Counsel from Britannia dated
               November 24, 1987

          B.   One copy of Opinion of Counsel dated August 19, 1986

                                                                   SCHEDULE 3.09

IX.       ASSIGNMENT OF WARRANTIES

          A.   One copy of Assignment of Rights (Airframe) dated August 25, 1987

X.        COOPERATION AGREEMENT

          NONE

XI.       TECHNICAL DATA

          NONE

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

RELATING TO SUBLEASE AGREEMENT

XIII.     CORRESPONDENCE

          NONE

XIV.      ANSETT SUBLEASE

          A. One copy of Sublease between Britannia Airways Limited and Ansett Australia Limited dated March 29, 1996

XV.       ASSIGNMENT

          A. One copy of Assignment (of Ansett Lease) between Britannia and ILFC dated March 29, 1996

          B. One copy of Letter Agreement to Ansett dated March 29, 1996 regarding consent to sublease

XVI.      ESTOPPEL AND ACCEPTANCE CERTIFICATE

          A.   One copy of Estoppel and Acceptance Certificate dated May 20,
               1996

XVII.     REGISTRATION & CERTIFICATES

          A. One copy of Certificate of Registration of a Mortgage or Charge from United Kingdom Registrar of Companies dated April 18, 1996

          B. One copy of Ansett Australia's Air Operators Certificate from Civil Aviation Safety Authority of Australia

          C. One copy of Ansett Australia's Certificate of Airworthiness from Civil Aviation Safety Authority of Australia

XVIII.    COMPANY CERTIFICATES

          NONE

XIX.      AGENCY AGREEMENT

          NONE

                                                                   SCHEDULE 3.09

XX.       OPINION OF COUNSEL

          NONE

XXI.      ASSIGNMENT OF WARRANTIES

          NONE

XXII.     LETTER OF CREDIT

          A. One copy of Letter of Credit issued by Royal Bank of Scotland (Britannia to ILFC)

XXIII.    COOPERATION AGREEMENT

          NONE

XXIV.     TECHNICAL DATA

          A. One copy of Ansett Maintenance Program (with transmittal letters) dated May 15, 1996

XXV.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                  SCHEDULE 3.09

                              INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-4Q8 AIRCRAFT BEARING SERIAL NUMBER 24234 AND U.S. REGISTRATION N403KW (CARNIVAL AIR LINES, INC. LESSEE)

I.       CORRESPONDENCE

         A. One copy of Letter to Carnival dated August 8, 1993 regarding cover page to Aircraft Lease Agreement

         B.   One copy of Insurance Certificate dated November 1, 1996

         C. One copy of letter dated September 25, 1997 regarding the merger of Pan Am and Carnival

         D.   One copy of Letter of Intent dated October 24, 1997

         E. One copy of letter from ASG regarding Aircraft inspection of Carnival Aircraft for Pan Am dated October 27, 1997

         F. One copy of letter from Pan Am dated October 14, 1997 together with attachments of October to December 1997 Monthly Operating Plan, Calendar Year 1998 Monthly Operating Plan and Plan Assumptions for the previously mentioned Operating Plans

II.      LEASE AGREEMENT

         A. One copy of Aircraft Lease Agreement dated as of March 1, 1993 between International Lease Finance Corporation ("ILFC"), as Lessor, and Carnival Air Lines, Inc. ("Carnival"), as Lessee

         B. Copies of Letters from Insured Aircraft Title Service confirming filing of Lease with the United States Federal Aviation Administration with copies of Lease pages date stamped with recordation information

III.     SIDE LETTERS/AMENDMENTS

         A.   One copy of Amendment Number Two dated as of August 4, 1995

         B.   One copy of Letter from ILFC dated July 1, 1997 regarding mergers

         C.   One copy of Amendment Number One dated as of August 3, 1995

         D. One copy of Letter from Carnival exercising extension option dated June 21, 1994

         E. One copy of Letter Agreement No. 3 to Aircraft Lease Agreement dated May 1, 1993

         F.   One copy of Letter Agreement No. 1 dated March 1, 1993

         G. One copy of Letter to Daniel Ratti dated March 9, 1993 regarding delivery location

         H. Copy of Reserve Settlement and Release Agreement dated October 8, 1997 together with Pan Am's Power of Attorney

                                                                   SCHEDULE 3.09

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A.   One copy of Estoppel and Acceptance Certificate dated March 12,
               1993

          B.   One copy of Estoppel and Acceptance Certificate
               Attachment/Discrepancies at Delivery Before Test Flight dated March 12, 1993

V.        REGISTRATION & CERTIFICATES

          A. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated November 12, 1992

          B. One copy of Certificate of Public Convenience and Necessity for Interstate and Overseas Air Transportation from United States Department of Transportation dated December 17, 1990

          C. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated November 4, 1992

          D. One copy of Authorization to Change Registration Number from the United States Federal Aviation Administration dated March 19, 1993

VI.       COMPANY CERTIFICATES

          A. One copy of Letter from Carnival regarding SEC filing dated March 27, 1996

          B.   One copy of Carnival's Officer's Certificate dated March 10, 1993

          C.   One copy of Carnival Power of Attorney dated March 9, 1993

          D.   One copy of ILFC Power of Attorney dated March 9, 1993

          E.   One copy of Carnival Secretary's Certificate dated March 12, 1993

          F. One copy of Special Corporate Action of Board of Directors of Carnival Air Lines, Inc. dated March 10, 1993

          G.   One copy of Power of Attorney for Pan Am dated October 10, 1997

VII.      AGENCY AGREEMENT

          NONE

VIII.     OPINION OF COUNSEL

          A. One copy of Opinion of General Counsel from Carnival Air Lines, Inc., dated March 10, 1993

IX.       ASSIGNMENT OF WARRANTIES

          A.   One copy of Assignment of Rights (Airframe) dated March 12, 1993

          B.   One copy of Assignment of Warranties (Engines) dated March 12,
               1993

X.        COOPERATION AGREEMENT

          NONE

XI.       TECHNICAL DATA

          A. One copy of Inspection Intervals dated October 26, 1993 (maintenance program)

                                                                   SCHEDULE 3.09

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                  SCHEDULE 3.09

                              INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-4Q8 AIRCRAFT BEARING SERIAL NUMBER 25371 AND U.S. REGISTRATION N404KW (CARNIVAL AIR LINES, INC. LESSEE)

I.        CORRESPONDENCE

          A. One copy of letter to Carnival dated August 20, 1993 regarding cover page to Aircraft Lease Agreement

          B.   One copy of Insurance Certificate dated November 1, 1996

          C. One copy of letter dated September 25, 1997 regarding merger of Pan Am and Carnival

          D. One copy of letter from ASG regarding Aircraft inspection of Carnival Aircraft by Pan Am dated October 27, 1997

          E. One copy of letter from Pan Am dated October 14, 1997 together with attachments of October to December 1997 Monthly Operating Plan, Calendar Year 1998 Monthly Operating Plan and Plan Assumptions for the previously mentioned Operating Plans

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated as of May 19, 1993 between International Lease Finance Corporation ("ILFC"), as Lessor, and Carnival Air Lines Inc. ("Carnival"), as Lessee

          B. Copies of Letters verifying filing of Lease and Amendments with the United States Federal Aviation Administration

III.      SIDE LETTERS/AMENDMENTS

          A. One copy of Amendment Number 3 to Aircraft Lease Agreement dated as of May 8, 1997

          B.   One copy of letter from ILFC dated July 1, 1997 regarding mergers

          C. One copy of Amendment Number 2 to Aircraft Lease Agreement dated as of July 13, 1995

          D. One copy of Amendment Number 1 to Aircraft Lease Agreement dated as of July 6, 1995

          E. Copy of Reserve Settlement and Release Agreement dated October 8, 1997 together with Pan Am's Power of Attorney

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A.   One copy of Estoppel and Acceptance Certificate dated July 31,
               1993

V.        REGISTRATION & CERTIFICATES

                                                                   SCHEDULE 3.09

         A. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated August 6, 1993

         B. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated August 4, 1993

         C. One copy of Temporary Certificate of Aircraft Registration from United States Federal Aviation Administration dated August 4, 1993

         D. One copy of Certificate of Public Convenience and Necessity for Interstate and Overseas Air Transportation from United States Department of Transportation dated December 17, 1990

         E. One copy of Aircraft Registration Application filed with United States Federal Aviation Administration dated July, 1993

         F. One copy of Deregistration Confirmation from Civil Aviation Authority of the Cayman Islands dated August 2, 1993

VI.      COMPANY CERTIFICATES

         A. One copy of letter from Carnival with respect to SEC filing dated March 27, 1996

         B.   One copy of Carnival's Officer's Certificate dated
              September 16, 1993

         C. One copy of the Special Corporate Action of Board of Directors of Carnival Air Lines, Inc. dated August 1, 1993

         D.   One copy of Power of Attorney from Carnival dated July 28, 1993

         E.   One copy of Power of Attorney from Carnival dated July 30, 1993

         F.   One copy of Power of Attorney from ILFC dated July 30, 1993

         G.   One copy of Power of Attorney from ILFC dated July 28, 1993

         H.   One copy of Power of Attorney for Pan Am dated October 10, 1997

VII.     AGENCY AGREEMENT

         NONE

VIII.    OPINION OF COUNSEL

         A. One copy of Opinion of General Counsel of Carnival Air Lines dated August 4, 1993

IX.      ASSIGNMENT OF WARRANTIES

         A.   One copy of Assignment of Rights (Airframe) dated July 31, 1993

         B.   One copy of Assignment of Warranties (Engine) dated July 31, 1993

X.       COOPERATION AGREEMENT

         NONE

XI.      TECHNICAL DATA

         A.   One copy of the Inspection Intervals

XII.     RETURN ACCEPTANCE RECEIPT

                                                                   SCHEDULE 3.09


          NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) AIRBUS A300-600R AIRCRAFT BEARING SERIAL NUMBER 555 AND U.S. REGISTRATION N8888P (CHINA AIRLINES, LTD., LESSEE)

I.        CORRESPONDENCE

          A. One copy of fax from ILFC dated October 22, 1997 regarding subsidy

          B.   One copy of fax from ILFC regarding C7 check dated October 20,
               1997

          C. One copy of fax from China Airlines regarding subsidy dated October 20, 1997

          D. One copy of fax from China Airlines regarding trade-in dated October 15, 1997

          E. One copy of fax from China Airlines dated September 18, 1997 regarding lead-time for FAA Maintenance Program Approval

          F. One copy of fax from China Airlines regarding documentation dated September 15, 1997

          G. One copy of fax from China Airlines dated August 25, 1997 regarding engine swap

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated October 17, 1997 between ILFC, as Lessor, and China Airlines, Ltd., as Lessee

III.      SIDE LETTERS/AMENDMENTS

          NONE

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          NONE

V.        REGISTRATION & CERTIFICATES

          A. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated August 5, 1997

          B. One copy of Temporary Certificate of Aircraft Registration from United States Federal Aviation Administration dated August 5, 1997

          C. One copy of Letter from Daugherty, Fowler & Peregrin regarding filing confirmation of Affidavit of Continuous Ownership dated July 31, 1997 and Aircraft Registration Application dated August 1, 1997

          D. One copy of Cancellation of Registration of Aircraft from Republique Francaise Ministere De L'Equipement, Des Transports et Du Logement dated August 1, 1997

          E. One copy of Aircraft Registration Application filed with United States Department of Federal Aviation Administration dated August 1, 1997

                                                                   SCHEDULE 3.09

VI.       COMPANY CERTIFICATES

          A.   One copy of ILFC Proforma Invoice dated September, 1997

VII.      AGENCY AGREEMENT

          NONE

VIII.     OPINION OF COUNSEL

          NONE

IX.       ASSIGNMENT OF WARRANTIES

          NONE

X.        COOPERATION AGREEMENT

          NONE

XI.       TECHNICAL DATA

          NONE

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                  SCHEDULE 3.09

                              INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-3Q8 AIRCRAFT BEARING SERIAL NUMBER 26295 AND CHINESE REGISTRATION B-2937 (CHINA HAINAN AIRLINES, LESSEE)

I.        CORRESPONDENCE

          A.   One copy of Irrevocable Letter of Guarantee dated December 5,
               1993

          B.   One copy of Reinsurance Certificate dated April 1, 1997

II.       LEASE AGREEMENT

          A. One copy of Aircraft Lease Agreement dated June 9, 1993 between ILFC, as Lessor, and China Hainan Airlines ("China Hainan") as Lessee

III.      SIDE LETTERS/AMENDMENTS

          A.   One copy of Commission Agreement dated March 16, 1993

          B. One copy of Side Letter No. 1 to Aircraft Lease Agreement dated June 9, 1993

IV.       ESTOPPEL & ACCEPTANCE CERTIFICATE

          A. One copy of Estoppel and Acceptance Certificate for Spare Parts dated December 9, 1993

          B. One copy of Estoppel and Acceptance Certificate dated December 9, 1993

V.        REGISTRATION & CERTIFICATES

          A. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated December 17, 1993

          B. One copy of Application for Export Certificate of Airworthiness filed with United States Federal Aviation Administration dated December 17, 1993

          C. One copy of Export Certificate Number Assignment Card from United States Federal Aviation Administration dated December 17, 1993

          D. One copy of Confirmation of De-Registration from United States Federal Aviation Administration dated December 15, 1993

          E. One copy of Temporary Certificate of Aircraft Registration from United States Federal Aviation Administration dated December 9, 1993

          F. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated December 9, 1993

          G. One copy of Application for Aircraft Registration filed with United States Federal Aviation Administration

          H. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated December 10, 1993

                                                                   SCHEDULE 3.09

          I. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated December 9, 1993

          J.   One copy of Boeing Aircraft Receipt dated December 9, 1993

          K. One copy of Exemption Certificate regarding Federal Retailer's Excise Tax dated December 9, 1993

          L. One copy of Certificate of Usage of Material Subject to Washington State Compensating (Use) Tax dated December 9, 1993

          M. One copy of Aircraft Bill of Sale filed with United States Federal Aviation Administration dated December 9, 1993

          N. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated December 9, 1993

          O. One copy of Nationality Registration Certificate of Civil Aircraft of People's Republic of China from Civil Aviation Administration of China

          P. One copy of Airworthiness Certificate of Civil Aircraft from Civil Aviation Administration of China

          Q.   One copy of Bill of Sale dated December 9, 1993

          R. One copy of Certificate from State Administration of Foreign Exchange Control-Hainan Branch dated October 15, 1993

VI.       COMPANY CERTIFICATES

          A. One copy of Certificate of Incumbency of Board of Directors of Hainan Airlines dated November 30, 1993

          B. One copy of Power of Attorney in favor of Mr. Lei Hongon dated December 9, 1993

          C.   One copy of Power of Attorney in favor of ILFC dated
               December 9, 1993

VII.      AGENCY AGREEMENT

          NONE

VIII.     OPINION OF COUNSEL

          A. One copy of legal opinion from Hainan, the 2nd Law Office, dated December 1993

IX.       ASSIGNMENT OF WARRANTIES

          A. One copy of Assignment of Warranties (Engines) dated as of December 9, 1993

          B. One copy of Full Assignment of Rights (Airframe) dated as of December 9, 1993

X.        COOPERATION AGREEMENT

          A.   One copy of Cooperation Agreement dated December 9, 1993

XI.       TECHNICAL DATA

          A.   One copy of Delivery Exceptions Letter dated December 9, 1993

          B.   One copy of Delivery Agenda dated December 9, 1993

                                                                   SCHEDULE 3.09

          C.   One copy of Inventory List

          D.   One copy of Certificate of Origin dated December 9, 1993

          E. One copy of Boeing letter regarding Ferry Flight Services dated as of December 1, 1993

          F. One copy of letter to ILFC regarding maintenance program dated November 29, 1993 with accompanying maintenance schedules issued June 22, 1993

          G. One copy of Letter from ILFC regarding confirmation that the information submitted regarding the aircraft maintenance program is acceptable dated November 29, 1993

XII.      RETURN ACCEPTANCE RECEIPT

          NONE

                                                                   SCHEDULE 3.09



                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A320-200 AIRCRAFT BEARING SERIAL NUMBER 414 AND HONG KONG REGISTRATION B-HYR (HONG KONG DRAGON AIRLINES, LESSEE)


I.   CORRESPONDENCE
     A.   One copy of Letter of Undertaking dated November 1, 1996
     B.   One copy of Insurance Certificate dated November 1, 1996
     C. One copy of Letter of Intent between ILFC and TransAer dated October 22, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated December 6, 1991 between International Lease Finance Corporation ("ILFC"), as Lessor, and Hong Kong Dragon Airlines Limited ("Dragonair"), as Lessee
     B. One copy of the Subordination Agreement between Dragonair and ILFC dated June 30, 1993

III. SIDE LETTERS/AMENDMENTS

     A.   One copy of Extension Letter Agreement dated August 14, 1997
     B. One copy of Side Letter No. 3 to Aircraft Lease Agreement dated July 20, 1992
     C.   One copy of TCAS Letter Agreement dated September 10, 1993
     D. One copy of Side Letter No. 2 to Aircraft Lease Agreement dated December 6, 1991
     E. One copy of Side Letter No. 1 to Aircraft Lease Agreement dated December 6, 1991
     F. One copy of Amendment Number 1 to Aircraft Lease Agreement dated May 18, 1993
     G. One copy of Amendment Number 2 to Aircraft Lease Agreement dated May 18, 1993
     H. One copy of Amendment Number 3 to Aircraft Lease Agreement dated July 17, 1997

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated May 18, 1993

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Registration of Aircraft from Hong Kong Civil Aviation Department dated May 18, 1993
     B. One copy of certificat de Navigabilite pour Exportation from Republique Francaise Ministere des Transports dated May 17, 1993

                                                                   SCHEDULE 3.09

          C. One copy of Certificate de Limitation de Nuisances pour Exportation from Republique Francaise Direction Generale De L'Aviation Civile dated May 17, 1993
          D. One copy of Letter from Hong Kong Civil Aviation Department to ILFC dated May 27, 1993
          E. One copy of letter from Johnson Stokes & Master to ILFC dated June 2, 1993
          F. One copy of letter from Hong Kong Civil Aviation Department to Johnson Stokes & Master dated May 27, 1993
          G. One copy of letter from ILFC to Johnson Stokes & Master dated May 21, 1993
          H. One copy of letter from ILFC to Hong Kong Civil Aviation Authority dated May 18, 1993
          I. One copy of Air Operator's Certificate from Hong Kong Civil Aviation dated March 10, 1993
          J. One copy of Hong Kong Air Transport (Licensing of Air Services) Regulations dated February 25, 1987

    VI.   COMPANY CERTIFICATES
          A.  One copy of ILFC Proforma Invoice dated August 26, 1994
          B. One copy of Officer's Certificate of Hong Kong Dragon Airlines dated May 5, 1993
          C.  One copy of Notarial Certificate dated February 17, 1993
          D. One copy of Certificate of Incumbency and Resolutions dated December 10, 1991
          E.  One copy of Dragonair Power of Attorney dated February 17, 1993
          F. One copy of Letter from Dragonair to ILFC dated May 5, 1993 regarding board resolution

    VII.  AGENCY AGREEMENT
          A.  See Assignment of Warranty and Support Rights listed below

    VIII. OPINION OF COUNSEL
          A. One copy of Opinion of Johnson Stokes & Master, counsel to Dragonair dated June 21, 1993
          B. One copy of Opinion of Johnson Stokes & Master, counsel to Dragonair dated June 30, 1993 regarding Hong Kong Tax Structure

     IX.  ASSIGNMENT OF WARRANTIES
          A. One copy of Assignment of Warranty and Support Rights dated as of February 26, 1993

     X.   COOPERATION AGREEMENT
          NONE

                                                                   SCHEDULE 3.09


     XI.  TECHNICAL DATA
          NONE

    XII.  RETURN ACCEPTANCE RECEIPT
          NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A320-200 AIRCRAFT BEARING SERIAL NUMBER 393 AND HONG KONG REGISTRATION B-HYO (HONG KONG DRAGON AIRLINES LIMITED, LESSEE)

I.   CORRESPONDENCE
     A.   One copy of Letter of Undertaking dated November 1, 1996
     B.   One copy of Insurance Certificate dated November 1, 1996

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement between International Lease Finance Corporation ("ILFC"), as Lessor, and Hong Kong Dragon Airlines Limited ("Dragonair"), as Lessee dated December 6, 1991
     B. One copy of Aircraft Lease Agreement dated November 1997 between ILFC, as Lessor, and Caledonian Airways Ltd., as Lessee (unsigned)
     C. One copy of the Subordination Agreement between Dragonair and ILFC dated June 30, 1993

III. SIDE LETTERS/AMENDMENTS

     A.   One copy of Extension Letter Agreement dated August 14, 1997
     B. Two copies of Amendment Number Two to Aircraft Lease Agreement dated as of July 17, 1997
     C. One copy of Amendment Number One to Aircraft Lease Agreement dated February 25, 1993
     D. One copy of Side Letter No. Three to Aircraft Lease Agreement dated December 18, 1992
     E.   One copy of Letter dated March 17, 1993 in reference to Side Letter
          No. 3
     F. One copy of Side Letter No. One to Aircraft Lease Agreement dated December 6, 1991
     G.   One copy of TCAS Letter Agreement dated September 10, 1993
     H. One copy of Side Letter No. 1 to Aircraft Lease Agreement for Caledonian lease dated November 1997 (unsigned)

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated February 26,
          1993

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Approval of Aircraft Radio Installation from Hong Kong Civil Aviation Department dated February 26, 1993
     B. One copy of Noise Certificate from Hong Kong Civil Aviation Department dated February 26, 1993

                                                                   SCHEDULE 3.09

     C. One copy of Letter from Hong Kong Civil Aviation Department dated March 10, 1993 with respect to aircraft registration.

     D. One copy of Certificate of Airworthiness from Hong Kong Civil Aviation Department dated February 26, 1993

     E. One copy of Certificate of Origin from European Community dated February 22, 1993

     F. One copy of Aircraft Station License from Hong Kong Telecommunication Authority dated February 26, 1993

     G. One copy of Certificate of Registration from Hong Kong Civil Aviation Department dated February 26, 1993

     H. One copy of Air Operator's Certificate from Hong Kong Civil Aviation Department dated January 28, 1992

     I. One copy of Air Operator's Certificate from Hong Kong Civil Aviation Department dated March 10, 1993

     J.   One copy of Telegram regarding ILFC's lease rights dated February 18,
          1993

     K. One copy of Letter from ILFC dated February 19, 1993 in response to February 18, 1993 Telegram

     L. One copy of Letter from Hong Kong Civil Aviation Department dated February 23, 1993

     M. One copy of Letter from Johnson Stokes & Master regarding Dragonair dated December 14, 1992

     N. One copy of Letter from Johnson Stokes & Master dated February 25, 1993 with response from ILFC dated February 25, 1993

     O. One copy of Letter from Hong Kong Civil Aviation Department regarding ILFC registration dated January 8, 1993

     P. One copy of Letter from Johnson Stokes & Master regarding Dragon Air Registration dated January 11, 1993

     Q. One copy of Letter from Johnson Stokes & Master regarding Import/Export License dated February 5, 1993

     R. One copy of Letter from Johnson Stokes & Master regarding Import/Export License dated February 9, 1993

     S. One copy of Letter from Johnson Stokes & Master dated February 10, 1993 regarding Letter from Hong Kong Department of Trade dated February 3, 1993


VI.  COMPANY CERTIFICATES

     A. One copy of Certificate of Incumbency and Resolutions dated December 10, 1991

     B.   One copy of ILFC Proforma Invoice dated August 26, 1994

     C.   One copy of Officer's Certificate dated February 19, 1993


VII. AGENCY AGREEMENT

     A.   See Assignment of Warranty and Support Rights listed below

                                                                   SCHEDULE 3.09


VIII. OPINION OF COUNSEL


      A. One copy of Opinion of Johnson Stokes & Master, counsel to Dragonair dated March 12, 1993

      B. One copy of Opinion of Johnson Stokes & Master, counsel to Dragonair dated January 6, 1993

      C. One copy of Johnson Stokes & Master, counsel to Dragonair dated January 19, 1993

      D. One copy of the f Johnson Stokes & Master, counsel to Dragonair dated June 30, 1993 regarding Hong Kong Tax Structure


IX.   ASSIGNMENT OF WARRANTIES

      A. One copy of Assignment of Warranty and Support Rights dated as of February 26, 1993

X.    TECHNICAL DATA
      NONE

XI.   RETURN RECEIPT ACCEPTANCE
      NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 757-28A AIRCRAFT BEARING SERIAL NUMBER 24260 AND U.S. REGISTRATION N757GA (GUYANA AIRWAYS, LESSEE)

I.   CORRESPONDENCE
     A. One copy of Insurance Certificate/Broker's Letter of Undertaking dated July 18, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement between ILFC, as Lessor, and Guyana Airways Corporation, as Lessee dated September 13, 1993

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Amendment No. 1 to Aircraft Lease Agreement dated January 4, 1994

     B. One copy of Letter Agreement No. 1 to Aircraft Lease Agreement dated September 13, 1993

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.  One copy of Estoppel and Acceptance Certificate dated December 3, 1993

     B.  One copy of Air Transat Technical Records checklist

V.   REGISTRATION & CERTIFICATES
     A. One copy of Notification of Federal Aviation Administration Filing and Recording from Insured Aircraft Title Services, Inc. dated January 20, 1994

     B. One copy of B757 Aircraft Operation Approval from Republic of Guyana Civil Aviation Department dated November 19, 1993

     C. One copy of License to Operate an Air Service from Republic of Guyana Civil Aviation Department dated November 22, 1993

     D. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated November 19, 1993

     E. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated November 19, 1993

     F. One copy of Temporary Certificate of Aircraft Registration from United States Federal Aviation Administration dated November 19, 1993

VI.  COMPANY CERTIFICATES
     A.  One copy of Power of Attorney dated November 26, 1993

     B.  One copy of Incumbency Certificate dated November 26, 1993

     C.  One copy of Board Resolutions dated September 29, 1993 [CONFIRM DATE]

                                                                 SCHEDULE 3.09


      D.   One copy of Power of Attorney dated November 11, 1993

      E. One copy of Certificate of Sanitary Construction from DHSS dated November 9, 1993


VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      A. One copy of Opinion of Counsel from de Caires, Fitzpatrick & Karran dated September 13, 1993 (confirm date)

IX.   ASSIGNMENT OF WARRANTIES
      A. One copy of Tripartite Warranty Agreement (Engines) dated December 3, 1993
      B. One copy of Assignment of Rights (Airframe) dated December 3, 1993

X.    COOPERATION AGREEMENT
      NONE

XI.   TECHNICAL DATA
      A. One copy of ILFC Technical Evaluation Report

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 737-3S3 AIRCRAFT
BEARING SERIAL NUMBER 23811 AND ICELAND REGISTRATION TF-FIE (ICELANDAIR, LESSEE)

I.   CORRESPONDENCE

     A. One copy of Addendum Number One to Certificate of Insurance dated September 16, 1997

     B. One copy of Insurance Certificate dated September 15, 1996 and one copy of Reinsurance Certificate dated September 23, 1997

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated September 11, 1997 between ILFC, as Lessor, and Flugleidir h.f. (d/b/a Icelandair), as Lessee

     B.   One copy of Aircraft Wet Lease dated September 19, 1997

III. SIDE LETTERS/AMENDMENTS

     A. One copy of Side Letter No. 1 to Aircraft Lease Agreement dated September 11, 1997

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Estoppel and Acceptance Certificate dated September 18,
          1997

     B.   One copy of Technical Evaluation Report from ILFC

V.   REGISTRATION & CERTIFICATES

     A. One copy of Authorization for Ferry Flight from Republic of Iceland Ministry of Communications dated September 17, 1997

     B. One copy of Certificate of Registration from Republic of Iceland Civil Aviation Administration dated September 17, 1997

     C. One copy of Flight Operation License from Republic of Iceland Ministry of Communications dated December 30, 1994

     D. One copy of Air Operator's Certificate from Republic of Iceland Civil Aviation Administration dated December 29, 1994

     E. One copy of Confirmation of De-Registration from United States Federal Aviation Administration dated September 16, 1997

     F. One copy of Letter regarding request for immediate deregistration of aircraft filed with United States Federal Aviation Administration from ILFC dated September 12, 1997

     G. One copy of Filing Confirmation Memo from Daughterty, Fowler & Peregrin dated September 12, 1997

                                                                   SCHEDULE 3.09

      H. One copy of Standard Airworthiness Certificate from United States Federal Aviation Administration dated September 4, 1997
      I. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated September 14, 1997

VI.   COMPANY CERTIFICATES
      A.  One copy of Board Resolution dated September 16, 1997
      B.  One copy of Deregistration Power of Attorney dated September 17, 1997
      C. One copy of Power of Attorney (for Mr. Halldorsson) dated September 16, 1997
      D. One copy of Power of Attorney (for Mr. Vilhjalmsson) dated September 16, 1997
      E.  One copy of Registration Power of Attorney dated September 12, 1997
      F.  One copy of Power of Attorney (for Mr. Fulford) dated September 16,
          1997
      G.  One copy of Power of Attorney (for ILFC)

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      A. One copy of Opinion of Counsel from Adalsteinsson & Partners dated September 17, 1997

IX.   ASSIGNMENT OF WARRANTIES
      A.  One copy of Assignment of Warranties (Engines) dated September 18,
          1997
      B.  One copy of Assignment of Rights (Airframe) dated September 18, 1997

X.    COOPERATION AGREEMENT
      NONE

XI.   TECHNICAL DATA
      NONE

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09
                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) FOKKER F-70 AIRCRAFT BEARING SERIAL NUMBER 11569 AND HUNGARIAN REGISTRATION HA-LMC (MALEV HUNGARIAN AIRLINES, LESSEE)


I.  CORRESPONDENCE
    A.   One copy of Insurance Certificate dated December 1,
         1996
    B.   One copy of letter to Dr. Erzsebet Antal dated March 26, 1996
    C. One copy of letter to Debbi Kessler from Kalman Barbay regarding restructuring
    D. One copy of letter from MALEV to Mr. Philip G. Scruggs and Mr. Huibert van Doorn, regarding Cooperation Agreement regarding Engines dated September 5, 1997

II. LEASE AGREEMENT
    A. One copy of Aircraft Lease Agreement dated September 21, 1994 between International Lease Finance Corporation ("ILFC"), as Lessor, and Malev Hungarian Airlines, PLC ("Hungarian Airlines"), as Lessee

III. SIDE LETTERS/AMENDMENTS
    A. One copy of Amendment Number 3 to Aircraft Lease Agreement dated March 8, 1996
    B.   One copy of Amendment No. 2 to Aircraft Lease Agreement dated March 8,
         1996
    C. One copy of Amendment Number 1 to Aircraft Lease Agreement dated July 10, 1995
    D.   One copy of Change Order FA-119-02 dated November 20, 1995
    E. One copy of Side Letter No. 1 to three Aircraft Lease Agreements dated September 21, 1994
    F. One copy of Side Letter No. 2 to three Aircraft Lease Agreements dated September 21, 1994

IV. ESTOPPEL & ACCEPTANCE CERTIFICATE
    A.   One copy of Delivery Agenda dated March 8, 1996
    B.   One copy of Delivery Agenda dated March 8, 1996
    C.   One copy of Estoppel and Acceptance Certificate dated March 8, 1996
    D. One copy of Confirmation Letter from G.H. Kroese to Malev Hungarian Airlines dated February 21, 1996
    E.   One copy of Commitment Letter dated March 8, 1996

V.  REGISTRATION & CERTIFICATES
    A.  One copy of Certificate of Technical Acceptance dated March 8, 1996

                                                                   SCHEDULE 3.09

     B. One copy of Certificate of Airworthiness for Export No. E-1448 from The Kingdom of the Netherlands Ministry of Transport and Public Works dated March 7, 1996
     C. One copy of Statement of Non-Registration from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated March 7, 1996
     D. One copy of Noise Certificate from Republic of Hungary Ministry of Transport, Communication and Water Management dated March 8, 1996
     E. One copy of Certificate of Aircraft Registration from Republic of Hungary Ministry of Transport, Communication and Water Management dated March 8, 1996
     F. One copy of Certificate of Airworthiness from Republic of Hungary Ministry of Transport, Communication and Water Management dated March 8, 1996
     G. One copy of Aircraft Station License from Republic of Hungary General Inspectorate of Communications dated July 12, 1995
     H. One copy of Air Operator's Certificate from Republic of Hungary Ministry of Transport, Communication and Water Management dated
         October 31, 1995
     I. One copy of Modification Difference List from Fokker Aircraft B.V. dated April 24, 1995
     J. One copy of Statement of Compliance from Fokker Aircraft B.V. dated February 13, 1996
     K. One copy of RLD-Statement from The Kingdom of the Netherlands Ministry of Transport and Public Works dated February 13, 1996
     L. One copy of RLD Export "Certifying Statement" for U.S. to A20EU from Federal Aviation Administration in Brussels, Belgium dated February
         14, 1996

VI.  COMPANY CERTIFICATES
     A.  One copy of Proforma Invoice dated March 7, 1997
     B.  One copy of Power of Attorney dated March 5, 1996
     C.  One copy Officer's Certificate dated March 7, 1996
     D.  One copy of Delegation of Authority-77-A dated March 6, 1996
     E.  One copy of Aviation Authority Undertaking Letter dated March 3, 1996
     F. One copy of Certificate of All Necessary Licences for Importation and Ferrying dated March 7, 1996
     G. One copy of Extract from the Board of Directors session held December 19, 1995
     H.  One copy of Extract from the Board of Directors session held June 24,
         1994
     I.  One copy of Incumbency Certificate dated December 15, 1995
     J.  One copy of Officer's Certificate dated February 7, 1996
     K.  One copy of Power of Attorney dated March 7, 1996

VII. AGENCY AGREEMENT
     NONE

                                                                   SCHEDULE 3.09

VIII. OPINION OF COUNSEL

      A. One copy of Opinion of Dr. Dulin Zsolt, counsel to Hungarian Airlines dated March 5, 1996

IX.   ASSIGNMENT OF WARRANTIES

      A. One copy of ILFC letter to Rolls Royce regarding assignment of warranties dated March 8, 1996

X.    COOPERATION AGREEMENT

      A. One copy of Cooperation Agreement Regarding Engines dated September 5, 1997

XI.   TECHNICAL DATA

      A.   One copy of Name Plates

XII.  COMPANY CERTIFICATES

      NONE

                                                                   SCHEDULE 3.09



                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) FOKKER F-70 AIRCRAFT BEARING SERIAL NUMBER 11565 AND HUNGARIAN REGISTRATION HA-LMB (MALEV HUNGARIAN AIRLINES, LESSEE)


I.   CORRESPONDENCE

     A.   One copy of Insurance Certificate dated December 1, 1996
     B.   One copy of letter to Dr. Erzsebet Antal dated March 26, 1996
     C. One copy of letter to Debbi Kessler from Kalman Barbay regarding restructuring
     D. One copy of letter from MALEV to Mr. Philip Scruggs and Mr. Huibert van Doom regarding the Cooperation Agreement regarding engines dated September 5, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated September 21, 1994 between ILFC, as Lessor, and Malev Hungarian Airlines, PLC, as Lessee

III. SIDE LETTERS/AMENDMENTS
     A.   One copy of Change Order FA-119-02 dated November 20, 1995
     B. One copy of Amendment Number 3 to Aircraft Lease Agreement dated February 14, 1996
     C.   One copy of Amendment No. 2 to Aircraft Lease Agreement dated
          February 14, 1996
     D.   One copy of Amendment Number 1 to Aircraft Lease Agreement dated
          July 10, 1995
     E. One copy of Side Letter No. 1 to three Aircraft Lease Agreements dated September 21, 1994
     F. One copy of Side Letter No. 2 to three Aircraft Lease Agreements dated September 21, 1994

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Estoppel and Acceptance Certificate dated February 14,
          1996
     B.   One copy of Delivery Agenda dated February 14, 1996
     C.   One copy of Commitment Letter dated February 14, 1996
     D.   One copy of Customer Snaglist dated January 31, 1996
     E.   One copy of Customer Rectification Request dated December 15, 1995
     F.   One copy of Aircraft Technical Log dated February 12, 1996
     G.   One copy of Aircraft Technical Log dated February 6, 1996

                                                                   SCHEDULE 3.09



V.   REGISTRATION & CERTIFICATES

     A. One copy of Air Agency Certificate from United States Federal Aviation Administration dated October 23, 1962

     B. One copy of RLD Export "Certifying Statement" for U.S. to A20EU from Federal Aviation Administration in Brussels, Belgium dated February 14, 1996

     C. One copy of Certificate of Compliance from Fokker Aircraft B.V. dated February 5, 1996

     D. One copy of Noise Certificate from Republic of Hungary Ministry of Transport, Communication and Water Management dated February 14, 1996

     E. One copy of Certificate of Aircraft Registration from Republic of Hungary Ministry of Transport, Communication and Water Management dated February 14, 1996

     F. One copy of Aircraft Station Licence from Republic of Hungary General Inspectorate of Communications dated July 12, 1995

     G. One copy of Certificate of Airworthiness from Republic of Hungary Ministry of Transport, Communications and Water Management dated February 14, 1996

     H. One copy of Certificate of Airworthiness for Export No. E-1436 from The Kingdom of the Netherlands Ministry of Transport and Public Works dated February 6, 1996

     I. One copy of Statement of Non-Registration from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated February 6, 1996

     J. One copy of RLD-Statement from The Kingdom of the Netherlands Ministry of Transport and Public Works dated February 13, 1996

     K. One copy of Modification Difference List from Fokker Aircraft B.V. dated February 12, 1996

VI.  COMPANY CERTIFICATES

     A. One copy of Aviation Authority Undertaking Letter from Hungarian Ministry of Transport dated January 15, 1996

     B. One copy of Certificate of All Necessary Licences for Importation and Ferrying dated February 7, 1996

     C.   One copy of Officer's Certificate dated February 7, 1996

     D.   One copy of Power of Attorney dated February 7, 1996

     E.   One copy of Air Inspectorate Resolution dated January 25, 1996

     F.   One copy of Incumbency Certificate dated December 15, 1995

     G. One copy of Authorization for Import from Transport Chief Supervision Authority dated October 31, 1995

     H. One copy of Extract from the Board of Directors session held December 19, 1995

     I. One copy of Air Operator's Certificate from Hungarian Ministry of Transport dated October 31, 1995

     J.   One copy of Extract from the Board of Directors session held June 24,
          1994

                                                                   SCHEDULE 3.09

      K.   One copy of Air Waybill 000-12342676 dated February 5, 1996
      L. One copy of Advice Note from Fokker Aircraft B.U. Schiphol to MALEV dated February 5, 1997
      M.   One copy of ILFC Proforma Invoice 96070019 dated February 8, 1996
      N.   One copy of Fokker Proforma Invoice dated January 26, 1996
      O.   One copy of ILFC Proforma Invoice dated February 8, 1996
      P.   One copy of Name Plates
      Q.   One copy of Delegation of Authority-77 dated December 15, 1995
      R.   One copy of Power of Attorney dated January 31, 1996
      S.   Two copies of Certificate of Technical Acceptance dated February 14,
           1996
      T.   One copy of Maintenance Schedule dated November 1, 1995
      U.   Multiple copies of Malev Airbill dated February 7, 1997 to ILFC
      V.   One copy of RLD-Statement dated February 13, 1996
      W.   One copy of Hungarian Registration Request dated February 12, 1996
      X.   One copy of Modification Summary Report dated February 12, 1995

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      A. One copy of Opinion of Dr. Dulin Zsolt, counsel of Hungarian Airlines dated February 1, 1996

IX.   ASSIGNMENT OF WARRANTIES
      A.   One copy of Assignment of Warranties (Engines) dated February 29,
           1996
      B. One copy of Partial Assignment of Purchase Agreement (Aircraft) dated November 15, 1995

X.    COOPERATION AGREEMENT
      A. One copy of Cooperation Agreement regarding Engines dated September 5, 1997

XI.   TECHNICAL DATA
      NONE

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) FOKKER F-70 AIRCRAFT BEARING SERIAL NUMBER 11564 AND HUNGARIAN REGISTRATION HA-LMA (MALEV HUNGARIAN AIRLINES, LESSEE)

I.  CORRESPONDENCE
    A.   One copy of Insurance Certificate dated December 1,
         1996
    B.   One copy of letter to Dr. Erzsebet Antal dated March 26,
         1996
    C. One copy of letter regarding new organizational structure from Kalman Barbay to Debbi Kessler
    D. One copy of letter to Mr. Philip G. Scruggs and Huibert van Doom regarding Cooperation Agreement regarding engines dated
         September 5, 1997

II. LEASE AGREEMENT
    A. One copy of Aircraft Lease Agreement dated September 21, 1994 between ILFC, as Lessor, and Malev Hungarian Airlines, PLC, as Lessee

III. SIDE LETTERS/AMENDMENTS
    A.  One copy of Change Order FA-119-02 dated
        November 20, 1995
    B. One copy of Change Order FA-119-01 dated as of November 15, 1995
    C.  One copy of Amendment Number 1 to Aircraft Lease
        Agreement dated July 10, 1995
    D.  One copy of Amendment No. 2 to
        Aircraft Lease Agreement dated December 20, 1995
    E. One copy of Amendment Number 3 to Aircraft Lease Agreement dated December 20, 1995
    F.  One copy of Side Letter No. 1 to three Aircraft
        Lease Agreements dated September 21, 1994
    G. One copy of Side Letter No. 2 to three Aircraft Lease Agreements dated September 21, 1994

IV. ESTOPPEL & ACCEPTANCE CERTIFICATE
    A.  One copy of Commitment Letter Dated December 20, 1995
    B.  One copy of Customer Snaglists dated November 28, 1995 and
        December 18, 1995
    C.  One copy of four customer rectification requests dated
        December 15/18, 1995
    D.  One copy of Delivery Agenda dated December 20, 1995
    E.  One copy of Estoppel and Acceptance Certificate dated December 20, 1995

                                                                   SCHEDULE 3.09



V.   REGISTRATION & CERTIFICATES

     A. One copy of Certificate of Airworthiness from Republic of Hungary Ministry of Transport, Communication and Water Management dated December 20, 1995

     B. One copy of Certificate of Airworthiness from The Kingdom of the Netherlands Ministry of Transport and Public Works for Export No. E-1435 dated December 20, 1995

     C. One copy of Statement of Non-Registration from The Kingdom of the Netherlands Ministry of Transport dated December 20, 1995

     D. One copy of Certificate of Aircraft Registration from Republic of Hungary Ministry of Transport, Communication and Water Management dated December 20, 1995

     E. One copy of Noise Certificate from Republic of Hungary Ministry of Transport, Communication and Water Management dated December 20, 1995

     F. One copy of Air Agency Certificate from United States Federal Aviation Administration dated October 23, 1962

VI.  COMPANY CERTIFICATES

     A. One copy of Extract from the Malev Board of Directors session held December 19, 1995

     B. One copy of Certificate of Technical Acceptance executed by ILFC dated December 20, 1995

     C. One copy of Certificate of Configuration Compliance from Fokker dated December 20, 1995

     D.   One copy of Payment of Total Loss Agreement dated December 19, 1995

     E. One copy of Certificate of All Necessary Licences for Importation and Ferrying from Malev dated December 20, 1995

     F. One copy of Aviation Authority Undertaking Letter from Hungarian Civil Aviation Directorate dated November 3, 1995

     G.   One copy of Delegation of Authority-77 dated December 15, 1995

     H.   One copy of Name Plates

     I. One copy of Certificate of Establishment from Hungarian Civil Aviation Directorate dated December 15, 1995

     J. One copy of translation from Hungarian 975.639/1990 Decision of Incorporation dated February 14, 1990

     K. One copy of translation from Hungarian 655.630/1986 Decision of Incorporation dated December 8, 1986

     L. One copy of translation of Approval of Imported Aircraft Lease by Hungarian National Bank dated December 12, 1995

     M.   One copy of Officer's Certificate dated December 20, 1995

     N.   One copy of Power of Attorney dated December 20, 1995

     O. One copy of translation of Aircraft Operation Permit from Hungarian Civil Aviation Directorate dated December 5, 1995

                                                                   SCHEDULE 3.09


      P.   One copy of Decision of Authorization for Import from Transport
           Chief Supervision Authority dated October 31, 1995
      Q. One copy of Extract from Malev Board of Directors Session dated December 19, 1995
      R.   One copy of Extract of Incumbency Certificate dated December 15, 1995
      S. One copy of Air Operator's Certificate from Hungarian Civil Aviation Directorate dated October 31, 1995
      T. One copy of Extract from the Malev Board of Directors Session held June 24, 1994
      U.   One copy of Power of Attorney dated December 15, 1995
      V.   One copy of ILFC Proforma Invoice S1350012 dated December 20, 1995
      W.   One copy of Fokker Air Waybill 000-12342444 dated December 20, 1995
      X.   One copy of Fokker Advice Note dated December 20, 1995
      Y.   One copy of Invoice 95/5764A dated December 13, 1995
      Z.   One copy of ILFC Proforma Invoice dated December 20, 1995
      AA. One copy of Extract from the seventh Malev Board of Director Session dated June 24, 1994
      BB. One copy of translation of Exchange Control Approval dated December 12, 1995
      CC. One copy of translation of Aircraft Operation Permit dated December 5, 1995

VII.  AGENCY AGREEMENT
      A.   One copy of ILFC Inspection Authorization Letter dated September 26,
           1995

VIII.  OPINION OF COUNSEL
      A. One copy of Opinion of Dr. Dulin Zsolt, counsel to Hungarian Airlines dated December 11, 1995

IX.   ASSIGNMENT OF WARRANTIES
      A. One copy of Partial Assignment of Purchase Agreement among ILFC ("Assignor"), Malev ("Assignee") and Fokker ("Seller") dated November 15, 1995
      B. One copy of TAY 620 Warranty Agreement between Rolls-Royce Commercial Aero Engines Limited, ILFC and MALEV Hungarian Airlines, PLC dated December 20, 1995

X.    COOPERATION AGREEMENT
      A. One copy of Cooperation Agreement regarding Engines dated September 5, 1997

XI.   TECHNICAL DATA
      NONE

                                                                   SCHEDULE 3.09

  XII.   RETURN ACCEPTANCE RECEIPT
         NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS


THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A320-200 AIRCRAFT BEARING SERIAL NUMBER 279 AND BRITISH REGISTRATION G-MONY (MONARCH AIRLINES LTD., LESSEE)


I.   CORRESPONDENCE

     A.   One copy of Insurance Certificate dated May 8, 1997
     B.   One copy of Letter of Undertaking dated May 8, 1997
     C.   One copy of Insurance Certificate dated April 17, 1997
     D.   One copy of Letter of Undertaking dated April 17, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated as of January 7, 1993 between International Lease Finance Corporation, as Lessor, and Monarch Airlines Ltd., as Lessee

III. SIDE LETTERS/AMENDMENTS

     A. Two copies of Amendment Number 1 to Aircraft Lease Agreement dated June 5, 1995
     B.   One copy of Amendment Number 2 to Aircraft Lease Agreement dated
          June 25, 1997
     C.   One copy of Assignment and Transfer of Rights dated January 7, 1993
     D.   One copy of letter from ILFC regarding Insurance dated January 7, 1993
     E. One copy of letter from ILFC regarding various delivery items dated January 7, 1993
     F.   One copy of letter from ILFC regarding Indemnification dated
          January 7, 1993

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated January 11, 1993
     B.   One copy of List of Manuals Information

V.   REGISTRATION & CERTIFICATES
     A. One copy of Confirmation of Registration from United Kingdom Civil Aviation Authority dated April 2, 1996
     B. One copy of Certificate of Registration from United Kingdom Civil Aviation Authority dated January 11, 1993
     C. One copy of Certificate of Airworthiness from United Kingdom Civil Aviation Authority dated April 29, 1994
     D. One copy of Letter from United Kingdom Civil Aviation Authority regarding U.K. Registry Removal dated May 1, 1995

                                                                   SCHEDULE 3.09

       E. One copy of Confirmation of Registration from United Kingdom Civil Aviation Authority dated April 28, 1995

       F. One copy of Certificate of Airworthiness from United Kingdom Civil Aviation Authority dated March 15, 1993

       G. One copy of Confirmation of Registration from United Kingdom Civil Aviation Authority dated January 12, 1993

       H. One copy of Application for Registration of Aircraft or Change of Ownership filed with United Kingdom Civil Aviation Authority dated December 3, 1992

       I. One copy of Air Transport Licence from United Kingdom Civil Aviation Authority dated August 13, 1990

       J. One copy of Air Operator's Certificate from United Kingdom Civil Aviation Authority dated March 9, 1993

       K.  One copy of Import Entry dated January 11, 1993

       L. One copy of Certificate of Registration of Aircraft from United Kingdom Civil Aviation Authority dated April 28, 1995

       M. One copy of Confirmation of Deregistration from Canadian Civil Aircraft Register dated January 11, 1993

VI.    COMPANY CERTIFICATES

       A.  One copy of Power of Attorney from Monarch dated January 11, 1993

       B.  One copy of Power of Attorney from Monarch dated January 8, 1993

       C.  One copy of Monarch Officer's Certificate dated January 11, 1993

       D. One copy of Minutes from Monarch Board of Directors Meeting held January 7, 1993

       E.  One copy of Incumbency Certificate dated January 7, 1993

       F.  One copy of ILFC Proforma Invoice dated January, 1993

       G. One copy of Power of Attorney from International Lease Finance Corporation dated January 5, 1993 H. One copy of ILFC Proforma Invoice dated January 7, 1993

VII.   AGENCY AGREEMENT
       NONE

VIII.  OPINION OF COUNSEL

       A.  One copy of Machins Opinion of Counsel dated January 11, 1993

IX.    ASSIGNMENT OF WARRANTIES

       A. One copy of Assignment of Warranty Agreement (Airframe) dated November 18, 1993

       B.  One copy of Assignment of Warranties (Engines) dated January 11, 1993

                                                                   SCHEDULE 3.09

X.    COOPERATION AGREEMENT
      NONE

XI.   TECHNICAL DATA
      A.  One copy of Letter regarding Number of Components dated March 23, 1993
      B.  One copy of Clarification Letter dated March 29, 1993
      C.  One copy of letter of Crew Training Allowances dated July 27, 1993
      D.  One copy of Invoice 30880 dated July 28, 1993
      E.  One copy of Confirmation of Delivery dated March 3, 1993
      F.  One copy of Contract Component Discrepancy List
      G. One copy of fax from ILFC to Hiram Hardy dated March 25, 1997 regarding the list of components

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS


THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A321-100 AIRCRAFT BEARING SERIAL NUMBER 597 AND TURKISH REGISTRATION TC-ONI (ONUR AIR TASIMACILIK, A.S., LESSEE)


I.   CORRESPONDENCE
     A.   One copy of Insurance Certificates dated May 7, 1997 and June 4, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated as of April 13, 1995 between ILFC, as Lessor, and Onur Air Tasimacilik, A.S. ("Onur Air"), as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Amendment Number One to Aircraft Lease Agreement dated as of May 21, 1996
     B.   One copy of Letter regarding A321-100 Lease Amendments dated June 30,
          1996
     C. One copy of Amendment No. 1 to Aircraft Lease Agreement dated as of December 13, 1995
     D.   One copy of Side Letter Number One dated April 13, 1995

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel & Acceptance Certificate dated May 21, 1996
     B.   One copy of Delivery Agenda dated May 21, 1996
     C.   One copy of List of Documents dated May 21, 1996

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Registration from Republic of Turkey Ministry of Transport and Communications dated May 23, 1996
     B. One copy of Certificate of Airworthiness from Republic of Turkey Ministry of Communication and Transportation dated May 23, 1996
     C. One copy of Certificate of Non-Registration from Federal Republic of Germany Federal Civil Aviation Administration dated May 13, 1996
     D. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated March 5, 1996 regarding engine msn V-10168
     E. One copy of Log of Engine Test dated March 3, 1996 regarding engine msn V-10168
     F. One copy of Log of Engine Test dated February 22, 1996 regarding engine msn V-10169
     G. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated February 27, 1996 regarding engine msn V-10169

                                                                   SCHEDULE 3.09

      H. One copy of Temporary Certificate of Registration from Republic of Turkey Ministry of Communications dated May 17, 1996
      I. One copy of Temporary Certificate of Airworthiness from Republic of Turkey Ministry of Communication and Transportation dated May 17, 1996
      J. One copy of Export Certificate of Airworthiness from Federal Republic of Germany Federal Airworthiness Authority dated May 21, 1996
      K. One copy of Certificate of Non-Registration from Federal Republic of Germany Federal Civil Aviation Administrator dated May 13, 1996

VI.   COMPANY CERTIFICATES
      A.  One copy of Power of Attorney in favor of ILFC
      B.  One copy of Officer's Certificate dated May 20, 1996
      C.  One copy of Delivery Power of Attorney dated April 16, 1996
      D.  One copy of ILFC Delivery Power of Attorney dated May 16, 1996
      E.  One copy of ILFC Invoice dated June 21, 1996
      F. One copy of notarized Certificate of the Vice President and Treasurer dated April 10, 1996
      G.  One copy of Market Value Statement dated April 10, 1996
      H.  One copy of notarized Certificate of Secretary dated March 29, 1996
      I. One copy of notarized Certificate of the Vice President and Treasurer dated March 29, 1996
      J.  One copy of Market Value Statement (estimated) dated March 29, 1996
      K.  One copy of notarized Certificate of the Secretary dated March 29,
          1996
      L.  One copy of cover of ILFC 10-K report
      M. One copy of notarized Articles of Incorporation of KH Acquisition Corporation
      N.  One copy of Certificate of Corporate Status dated April 5, 1993
      O.  One copy of Turkish Treasury Approval

VII.  AGENCY AGREEMENT
      A. One copy of Participation Agreement between ILFC, Onur Air and AVSA dated May 21, 1996
      B.  One copy of AVSA Credit Note dated May 21, 1996

VIII. OPINION OF COUNSEL
      A.  One copy of Karako Opinion of Counsel dated April 22, 1996

IX.   ASSIGNMENT OF WARRANTIES
      A.  One copy of Assignment of Rights (Airframe) dated May 21, 1996
      B.  One copy of Amendment No. 1 to Assignment Agreement dated May 21, 1996

X.    COOPERATION AGREEMENT
      NONE

                                                                   SCHEDULE 3.09


XI.  TECHNICAL DATA
     A. One copy of ILFC Ownership and Lease Placards Checklist dated May 21,
          1966
     B.   One copy of AVSA Commitment Letter dated May 21, 1996

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A310-300 AIRCRAFT BEARING SERIAL NUMBER 409 AND SWISS REGISTRATION HB-IPH (SWISSAIR, LESSEE)

I.   CORRESPONDENCE
     A.  One copy of Insurance Certificate dated January 16, 1997
     B.  One copy of Letter of Undertaking dated January 16, 1997
     C.  One copy of letter regarding return of Aircraft dated September 4, 1997
     D.  One copy of the Message to Shareholders of the SwissAir Group
     E. One copy of Letter of Intent between ILFC and Passaredo Transportes Aereos dated September 26, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated December 20, 1996 between ILFC, as Lessor, and Swissair, Swiss Air Transport Company Ltd., as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Global Side Letter No. 1 to A310-300 Aircraft Lease Agreements dated December 20, 1996

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.  One copy of Lessee Acceptance Certificate dated January 16, 1997

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Registration from Swiss Confederation Federal Office for Civil Aviation dated January 16, 1997
     B. One copy of Certificate of Registration from Swiss Confederation Federal Office for Civil Aviation dated May 30, 1995
     C. One copy of Certificate of Airworthiness from Swiss Confederation Federal Office for Civil Aviation dated May 30, 1996

VI.   COMPANY CERTIFICATES
      NONE

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      NONE

                                                                   SCHEDULE 3.09

IX.   ASSIGNMENT OF WARRANTIES
      NONE

X.    COOPERATION AGREEMENT
      NONE

XI.   TECHNICAL DATA
      NONE

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS A310-300 AIRCRAFT BEARING SERIAL NUMBER 410 AND SWISS REGISTRATION HB-IPI (SWISSAIR, LESSEE)


I.    CORRESPONDENCE
      A. One copy of Insurance Certificates dated January 16, 1997
      B. One copy of Letter of Undertaking dated January 16, 1997
      C. One copy of letter regarding return of Aircraft dated September 4, 1997
      D. One copy of the Message to Shareholders of the SwissAir Group

II.   LEASE AGREEMENT
      A. One copy of Aircraft Lease Agreement dated December 20, 1996 between ILFC, as Lessor, and SwissAir, Swiss Air Transport Company Ltd., as Lessee

III.  SIDE LETTERS/AMENDMENTS
      A. One copy of Global Side Letter No. 1 to A310-300 Aircraft Lease Agreements dated December 20, 1996

IV.   ESTOPPEL & ACCEPTANCE CERTIFICATE
      A. One copy of Lessee Acceptance Certificate dated January 16, 1997

V.    REGISTRATION & CERTIFICATES
      A. One copy of Certificate of Airworthiness from Swiss Confederation Federal Office for Civil Aviation dated May 30, 1996
      B. One copy of Certificate of Registration from Swiss Confederation Federal Office for Civil Aviation dated January 16, 1997

VI.   COMPANY CERTIFICATES
      NONE

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      NONE

IX.   ASSIGNMENT OF WARRANTIES
      NONE

                                                                   SCHEDULE 3.09


X.   COOPERATION AGREEMENT
     NONE

XI.  TECHNICAL DATA
     NONE

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 737-382 AIRCRAFT BEARING SERIAL NUMBER 25161 AND PORTUGUESE REGISTRATION CS-TIK (TAP AIR PORTUGAL, LESSEE)

I.   CORRESPONDENCE

     A.   One copy of Insurance Certificate dated June 30, 1997

     B.   One copy of Letter of Undertaking dated July 1, 1997

     C.   One copy of Certificate of Reinsurance dated July 1, 1997

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated as of February 15, 1990 between ILFC, as Lessor, and Transportes Aereos Portugueses, E.P. ("TAP Air Portugal"), as Lessee

III. SIDE LETTERS/AMENDMENTS

     A. One copy of Amendment Number Six to Aircraft Lease Agreement dated February 3, 1997

     B. One copy of Amendment Number Five to Aircraft Lease Agreement dated June 30, 1995

     C. One copy of Amendment Number Four to Aircraft Lease Agreement dated January 1, 1995

     D. One copy of Amendment Number Three to Aircraft Lease Agreement dated January 1, 1995

     E. One copy of Amendment Number Two to Aircraft Lease Agreement dated February 12, 1993

     F. One copy of Amendment Number One to Aircraft Lease Agreement dated December 1, 1992

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Estoppel and Acceptance Certificate dated February 25,
          1992

     B.   One copy of Delivery Agenda dated February 25, 1992

V.   REGISTRATION & CERTIFICATES

     A. One copy of Letter regarding Certificate of Registration No. 3/92 from Ministerio Das Obras Publicas, Transportes E Comunicacoes of Portugal dated March 2, 1992

     B. One copy of Certificate of Registration from Direccao-Geral Da AviaCao Civil of Portugal dated March 2, 1992

                                                                   SCHEDULE 3.09

     C.  One copy of Certificate of Airworthiness from Direccao-Geral Da
         AviaCao Civil of Portugal dated March 2, 1992
     D. One copy of Noise Certificate from Direccao-Geral Da AviaCao Civil of Portugal dated March 2, 1992
     E. One copy of Aircraft Station Licence from Direccao-Geral Da AviaCao Civil of Portugal dated February 14, 1992
     F.  One copy of International Import Certificate from Direccao-Geral
         Da Comerco Externo dated February 7, 1992
     G. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated February 25, 1992
     H. One copy of a Letter from Direccao-Geral Da AviaCao Civil of Portugal dated January 10, 1989
     I. One copy of Application for Aircraft Registration filed with Portuguese Civil Aviation Authority dated February 7, 1992
     J. One copy of Certificate of Origin from State of Washington dated February 25, 1992
     K.  One copy of Confirmation of Non-Registration from United States
         Federal Aviation Administration dated February 12, 1992
     L. One copy of Special Flight Permit from Direccao-Geral Da AviaCao Civil of Portugal dated February 14, 1992
     M. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated February 4, 1992
     N.  One copy of Application for Provisional Airworthiness Certificate
         for Ferry Flight dated February 7, 1992
     O.  One copy of the Application for Provisional Registration dated
         February 7, 1992
     P.  One copy of the Application for Noise Certificate dated February 7,
         1997
     Q. One copy of the Application for Airworthiness Certificate from Portuguese Directorate of Civil Aviation dated February 7, 1992
     R.  One copy of the Application for Final Registration dated February 7,
         1992
     S.  One copy of Application for Radio Station License dated February 7,
         1992
     T.  One copy of ILFC Proforma Invoice dated February 5, 1992
     U.  One copy of ILFC Proforma Invoice dated February 19, 1992
     V. One copy of notarized Registration Power of Attorney in favor of TAP Air Portugal dated February 13, 1992
     W. One copy of letter regarding Air Operator's Certificate/Air Transport License dated April 14, 1989
     X. One copy of Decree-Laws 471-A/76, 414-A/77 and 460-A/79 with translation

VI.  COMPANY CERTIFICATES
     A.  One copy of translation of Decree-Law 312/91
     B.  One copy of letter regarding Decree-Law 312/91 dated August 21, 1991

                                                                   SCHEDULE 3.09

VII.  AGENCY AGREEMENT
      A. One copy of Agency Agreement between ILFC and TAP Air Portugal dated July 18, 1990

VIII. OPINION OF COUNSEL
      A.   One copy of TAP Air Portugal Opinion of Counsel dated February 25,
           1992
      B.   One copy of letter regarding Opinion of Counsel dated March 16, 1992
      C. One copy of Statement dated February 25, 1992 regarding Aircraft Lease Agreement

IX.   ASSIGNMENT OF WARRANTIES
      A.   One copy of Full Assignment of Rights (Airframe) dated February 25,
           1992
      B.   One copy of Assignment of Warranties (Engines) dated February 25,
           1992
      C.   One copy of Letter to CFMI dated February 25, 1992

X.    COOPERATION AGREEMENT
      A. One copy of Second Amended and Restated Engines Agreement dated July 26, 1994
      B.   One copy of Amended and Restated Engines Agreement dated August 28,
           1992
      C. One copy of Supplement to Second Amended and Restated Engines Agreement dated as of February 19, 1997
      D. One copy of Supplement to Second Amended and Restated Engines Agreement dated June 28, 1996

XI.   TECHNICAL DATA
      NONE

XII.  RETURN ACCEPTANCE RECEIPT
      NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 737-4Q8 AIRCRAFT BEARING SERIAL NUMBER 25372 AND TURKISH REGISTRATION TC-JDI (TURK HAVA YOLLARI, LESSEE)

I.   CORRESPONDENCE

     A. One copy of Insurance Certificates dated December 27, 1996 and June 30, 1997

     B. One copy of Broker's Letter of Undertaking dated February 4, 1997 and Letter of Undertaking dated December 27, 1996

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated as of September 11, 1990 between ILFC, as Lessor, and Turk Hava Yollari, as Lessee

III. SIDE LETTERS/AMENDMENTS

     A.   One copy of Letter regarding Rental Rebate dated April 13, 1993

     B. One copy of Amendment Number 1 to Aircraft Lease Agreement dated April 13, 1993

     C. One copy of Letter Agreement No. 7 to Aircraft Lease Agreement dated September 11, 1990

     D. One copy of Letter Agreement No. 6 to Aircraft Lease Agreement dated September 11, 1990

     E. One copy of Letter Agreement No. 5 to Aircraft Lease Agreement dated September 11, 1990

     F. One copy of Letter Agreement No. 4 to Aircraft Lease Agreement dated September 11, 1990

     G. One copy of Letter Agreement No. 3 to Aircraft Lease Agreement dated September 11, 1990

     H. One copy of Letter Agreement No. 2 to Aircraft Lease Agreement dated September 11, 1990

     I. One copy of Letter Agreement No. 1 to Aircraft Lease Agreement dated September 11, 1990

IV.  REGISTRATION & CERTIFICATES

     A. One copy of Air Operator's Certificate from Turkiye Cumhuriyeti Ulastirma Bakanligi dated October 25, 1984

     B.   One copy of Vendor List

     C. One copy of Temporary Certificate of Registration from Republic of Turkey Ministry of Transport and Communications dated April 14, 1992

                                                                   SCHEDULE 3.09

     D. One copy of Temporary Certificate of Worthiness from Republic of Turkey Ministry of Communications dated April 14, 1992
     E. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated May 8, 1992
     F. One copy of Certificate of Registration from Republic of Turkey Ministry of Transport and Communications dated May 11, 1992
     G. One copy of Certificate of Worthiness from Republic of Turkey Ministry of Transport and Communications dated May 11, 1992
     H.   One copy of Confirmation of Registration (Turkish) dated May 4, 1992

V.   ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated May 8, 1992
     B.   One copy of Delivery Agenda dated May 8, 1992

VI.  COMPANY CERTIFICATES
     A.   One copy of Officer's Certificate dated January 23, 1996
     B. One copy of Declaration of Representation and Warranties of Article 20 dated April 27, 1992
     C.   One copy of letter of No Documentation dated April 27, 1992
     D.   One copy of letter of No Requirement dated April 27, 1992
     E.   One copy of Certificate dated April 2, 1992
     F.   One copy of Resolution No. 56 dated April 2, 1992
     G.   One copy of Resolution No. 111 dated June 14, 1990
     H.   One copy of Circular Note dated April 2, 1992
     I.   One copy of Certificate dated September 4, 1990
     J.   Power of Attorney dated April 29, 1992

VII. AGENCY AGREEMENT
     A.   One copy of Agency Agreement dated January 10, 1992

VIII.OPINION OF COUNSEL
     A.   One copy of Opinion of In-House Counsel of Turk Hava dated April 27,
          1992
     B.   One copy of Opinion of In-House Counsel of ILFC dated May 8, 1992
     C. One copy of Amended Legal Opinion from Turk Hava Yollari dated November 2, 1990

IX.  COOPERATION AGREEMENT
     A.   One copy of Cooperation Agreement Regarding Engines dated April 27,
          1992

X.   ASSIGNMENT OF WARRANTIES
     A.   One copy of Full Assignment of Rights (Airframe) dated May 8, 1992
     B.   One copy of CFM Assignment of Warranties dated May 9, 1992

                                                                   SCHEDULE 3.09

     C.   One copy of Confirmation Letter to CFM dated May 3, 1992

XI.  TECHNICAL DATA
     A.   One copy of Maintenance Check Intervals dated November 23, 1992
     B.   One copy of Maintenance Program Revision 5 dated December, 1989
     C.   One copy of Boeing Delivery Exceptions Letter dated May 8, 1992
     D.   One copy of Galley Substantiation dated April 9, 1992
     E. One copy of fax from Turk Hava Yollari regarding Maintenance Program dated March 23, 1992
     F. One copy of letter from Turkish Directorate General of Civil Aviation dated August 19, 1991

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS
                                    LEASE #1

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE(1) BOEING 757-28A AIRCRAFT BEARING SERIAL NUMBER 24367 AND IRISH REGISTRATION EI-CLM (TRANSAERO AIRLINES, LESSEE)

I.   CORRESPONDENCE

     A.   One copy of Insurance Certificate dated June 5, 1997

     B.   One copy of Certificate of Reinsurance dated April 8, 1997

     C. One copy of letter to Mr. Lepikhov with Forms 6166 attached dated March 18, 1996

     D. One copy of notarized Power of Attorney for ILFC Aircraft Holdings, Inc. dated June 30, 1995

     E. One copy of letter from Transaero dated August 25, 1995 regarding Russian Taxation Formalities

     F.   One copy of letter from IRS dated July 31, 1995

     G. One copy of letter from Joseph H. Cloonan, IRS Certification of Filing a Tax Refund

     H. One copy of letter to Grant Levy from Y. Belykh regarding Maintenance Activities dated August 9, 1996

     I. One copy of letter from Grant Levy to Gregory Gurtovoy regarding an Occurrence of a Default as a result of Problems with the Maintenance Program dated August 6, 1996

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Novation Agreement dated February 28, 1995 among Transaero Airlines, ILFC Aircraft Holding Corporation, ILFC Ireland Limited, and ILFC

     B. One copy of Aircraft Intermediate Head Lease Agreement dated February 28, 1995 between ILFC Aircraft Holding Corporation, as Lessee and ILFC Ireland Limited, as Lessor

     C. One copy of Aircraft Lease Agreement dated February 22, 1995 between Transaero Airlines as Lessee and ILFC as Lessor

     D. Aircraft Head Lease Agreement dated as of February 28, 1995 between ILFC Ireland Limited and International Lease Finance Corporation

III. SIDE LETTERS/AMENDMENTS

     A. One copy of Amendment Number Three to Aircraft Lease Agreement dated February 28, 1997

                                                                   SCHEDULE 3.09


       B. One copy of Amendment Number Two to Aircraft Lease Agreement dated February 21, 1997
       C.   One copy of Double Taxation application dated July 12, 1996
       D. One copy of Side Letter Number Three to Aircraft Lease Agreement dated February 25, 1995
       E. One copy of Side Letter Number Four to Aircraft Lease Agreement dated February 29, 1996
       F. One copy of Side Letter Number Two to Aircraft Lease Agreement dated February 22, 1995
       G. One copy of Side Letter Number One to Aircraft Lease Agreement dated February 22, 1995
       H. One copy of Amendment Number One to Aircraft Lease Agreement dated November 24, 1995

IV.    ESTOPPEL & ACCEPTANCE CERTIFICATE
       A.   One copy of Estoppel and Acceptance Certificate dated March 24, 1995

V.     REGISTRATION & CERTIFICATES
       A. One copy of Letter from Shannon Aerospace (with various application forms attached) dated March 13, 1995
       B. One copy of Certificate of Airworthiness from Irish Aviation Authority dated March 24, 1995
       C. One copy of Certificate of Registration from Irish Aviation Authority dated March 24, 1995
       D. One copy of Confirmation of De-Registration from United States Federal Aviation Administration dated March 23, 1995
       E. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated November 19, 1993
       F. One copy of Confirmation of Authorization of Change of Registration Number to N38ILF from United States Federal Aviation Administration dated January 25, 1995

VI.    COMPANY CERTIFICATES

       A.   One copy of Transaero Officer's Certificate dated March 24, 1995
       B.   One copy of Maintenance Program
       C.   One copy of ILFC Holding Company Proforma Invoice dated March 14,
            1995
       D.   One copy of Transaero Incumbency Certificate dated March 23, 1995
       E.   One copy of Certificate of Insurance dated March 23, 1995
       F.   One copy of Deregistration Power of Attorney dated March 24, 1995
       G.   One copy of Power of Attorney for Dave Fulford dated March 3, 1995
       H. One copy of Extract from Minutes of the Transaero Board of Directors dated March 2, 1995

                                                                   SCHEDULE 3.09

      I.  One copy of Transaero Incumbency Certificate dated March 2, 1995

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      A. One copy of Sokolov, Maslov & Partners A.O. Opinion of Counsel dated February 21, 1995

IX.   ASSIGNMENT OF WARRANTIES
      A.   One copy of Assignment of Rights (Airframe) dated February 22, 1995
      B.   One copy of Tripartite Warranty Agreement dated March 24, 1995

X.    COOPERATION AGREEMENT
      NONE

XI.   TECHNICAL DATA
      A.   List of Manuals received with aircraft and log books
      B.   Technical Evaluation Report

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS
                                    LEASE #2

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 757-28A AIRCRAFT BEARING SERIAL NUMBER 24367 AND IRISH REGISTRATION EI-CLM (TRANSAERO AIRLINES, LESSEE)

I.   CORRESPONDENCE
     A.   See Lease Binder #1 for Insurance Certificate(s)

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated March 7, 1997 between Transaero Airlines and ILFC Aircraft Holding Corporation

III. SIDE LETTERS/AMENDMENTS
     NONE

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated March 10, 1997

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Airworthiness from Irish Aviation Authority dated March 24, 1995
     B. One copy of Certificate of Registration from Irish Aviation Authority dated March 24, 1995
     C. One copy of Letter from Federal Aeronautical Authorities of Russia dated June 26, 1996
     D. One copy of Operator's Certificate (Russian Version) from Federal Aviation Authority of Russia dated July 25, 1997
     E. One copy of Operator's Certificate (English Version) from Federal Aviation Authority of Russia dated July 25, 1997

VI.  COMPANY CERTIFICATES
     A.  One copy of Officer's Certificate dated March 10, 1997
     B.  One copy of Form of Power of Attorney dated March 10, 1997

VII. AGENCY AGREEMENT
     NONE

                                                                   SCHEDULE 3.09

VIII.OPINION OF COUNSEL
     A.   Opinion of Counsel dated April 17, 1997

IX.  ASSIGNMENT OF WARRANTIES
     NONE

X.   TECHNICAL DATA
     A. One copy of Transaero Boeing 757 Period Check AMS Amendment dated December 12, 1996
     B. One copy of British Airways Maintenance Schedule for B757's dated December 20, 1996
     C. One copy of letter from British CAA regarding maintenance schedule approval dated December 14, 1995
     D. One copy of Acceptance of Maintenance Support from British CAA dated March 19, 1993
     E. One copy of Maintenance Schedule Approval from Irish Aviation Authority dated October 1, 1996
     F. One copy of British Airways Maintenance Schedule for Boeing 757's dated December 20, 1996

XI.  RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 737-3K2 AIRCRAFT BEARING SERIAL NUMBER 27635 AND NETHERLANDS REGISTRATION PH-TSZ (TRANSAVIA, LESSEE)

I.   CORRESPONDENCE
     A.   One copy of Addendum No. 1 to Insurance Certificate dated October 31,
          1996
     B. One copy of Insurance Certificate and Letter of Undertaking dated October 31, 1996
     C. One copy of letter from ILFC regarding reduction in agreed value dated October 9, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated December 23, 1994 between ILFC, as Lessor, and Transavia, as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Side Letter No. 2 to Aircraft Lease Agreement dated September 6, 1995
     B. One copy of Side Letter No. 1 to Aircraft Lease Agreement dated December 23, 1994

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated January 8, 1996
     B.   One copy of Delivery Agenda dated May 17, 1995
     C.   One copy of Aircraft Receipt dated May 17, 1995

V.   REGISTRATION & CERTIFICATES
     A. One copy of Notarial Deeds registered in the Aircraft Register in Rotterdam, Netherlands dated January 10, 1996
     B. One copy of Statement Concerning Holdership dated December 1995 (illegible)
     C. One copy of Certificate of Airworthiness from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated August 3, 1995
     D. One copy of Certificate of Registration from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated May 17, 1995
     E. One copy of Certificate of Validation No.: G-5021 from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated May 17, 1995

                                                                   SCHEDULE 3.09


       F. One copy of Radio Station Licence from The Kingdom of the Netherlands Ministry of Transport, Public Works and Water Management dated May 17, 1995
       G. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated May 17, 1995
       H.   One copy of General Declaration dated May 17, 1995
       I. One copy of Confirmation of Non-Registration from United States Federal Aviation Administration dated May 11, 1995
       J. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated May 5, 1995
       K.   One copy of Certificate of Origin from State of Washington dated
            May 17, 1995
       L.   One copy of Northwest Medical Teams invoice
       M.   One copy of Boeing Shipping Authorization dated April 28, 1995
       N.   One copy of Cargo Manifest dated May 17, 1995
       O.   One copy of Boeing Customs Invoice dated May 17, 1995
       P.   One copy of Boeing Kit Component listings dated May 9, 1995


VI.    COMPANY CERTIFICATES
       A.   One copy of Transavia Power of Attorney dated December 16, 1994
       B.   One copy of Transavia Power of Attorney dated May 10, 1995
       C.   One copy of ILFC Power of Attorney dated May 15, 1995

VII.   AGENCY AGREEMENT
       A.   One copy of Agency Agreement dated December 23, 1994

VIII.  OPINION OF COUNSEL
       A. One copy of Opinion of General Counsel of Transavia dated January 9, 1996
       B.   One copy of ILFC Opinion of Counsel dated January 8, 1996

IX.    ASSIGNMENT OF WARRANTIES
       A. One copy of Letter from Boeing Commercial Airplane Group dated January 8, 1996
       B.   One copy of Letter Agreement dated May 30, 1995
       C. One copy of a letter to Boeing Commercial Airplane Group regarding the transfer of rights dated May 17, 1995

X.     COOPERATION AGREEMENT
       NONE

XI.    TECHNICAL DATA
       A. One copy of Boeing Delivery Conditions and Commitments Letter dated May 17, 1995
       B.   One copy of Boeing Airworthiness Directive Status Letter dated
            May 12, 1995

                                                                   SCHEDULE 3.09

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) MCDONNELL DOUGLAS 83 AIRCRAFT BEARING SERIAL NUMBER 49824 AND U.S. REGISTRATION N9420D (TRANS WORLD AIRLINES, LESSEE)

I.   CORRESPONDENCE
     A. One copy of TWA's proposed Letter of Intent dated June 28, 1996 and one copy of ILFC's Proposed Letter of Intent dated June 21, 1996
     B. One copy of Insurance Certificates dated November 24, 1996 and October 1, 1996

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated as of August 9, 1996 between ILFC, as Lessor, and Trans World Airlines, Inc. ("TWA"), as Lessee

III. SIDE LETTERS/AMENDMENTS
     A.   One copy of Letter of Agreement Number Three dated December 19, 1996
     B.   One copy of Letter of Agreement Number Two dated October 9, 1996
     C.   One copy of Letter of Agreement Number One dated August 9, 1996


IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Letter of Confirmation dated January 7, 1997
     B. One copy of Estoppel and Acceptance Certificate dated December 23, 1996 (with attachments)
     C. One copy of Acknowledgment of Technical Acceptance dated October 9, 1996 (with attachments)

V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Aircraft Registration from United States Federal Aviation Administration dated October 21, 1996
     B.   One copy of Temporary Certificate of Registration dated October 21,
          1996
     C.   One copy of Affidavit of Continuous Ownership dated October 7, 1996
     D. One copy of McDonnell Douglas Corporation Bill of Sale dated December 23, 1988
     E.   One copy of Aircraft Registration Application dated October 21, 1996
     F. One copy of Confirmation of De-Registration from Direction of Civil Aviation, Trinidad and Tobago dated October 14, 1996
     G. One copy of Request for Assignment of Reserved Registration Number dated October 3, 1996
     H.   One copy of Certificate of Airworthiness dated December 26, 1996

                                                                   SCHEDULE 3.09


VI.    COMPANY CERTIFICATES
       A.   One copy of Officer's Certificate dated December 23, 1996
       B.   One copy of Delegation of Authority dated December 13, 1996
       C.   One copy of Delegation of Authority dated December 23, 1996
       D.   One copy of Delegation of Authority dated October 2, 1996
       E.   One copy of Certificate of Assistant Secretary dated October 2, 1996
       F.   One copy of Incumbency Certificate dated October 9, 1996
       G.   One copy of ILFC Power of Attorney dated September 27, 1996
       H.   One copy of ILFC Power of Attorney dated December 13, 1996

VII.   AGENCY AGREEMENT
       NONE

VIII.  OPINION OF COUNSEL
       A. One copy of Opinion of Counsel from Neale, Newman, Bradshaw and Freeman dated August 9, 1996
       B. One copy of Opinion of Counsel from Neale, Newman, Bradshaw and Freeman dated December 23, 1996

IX.    ASSIGNMENT OF WARRANTIES
       NONE

X.     COOPERATION AGREEMENT
       NONE

XI.    TECHNICAL DATA
       NONE

XII.   RETURN ACCEPTANCE RECEIPT
       NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 767-39HER AIRCRAFT BEARING SERIAL NUMBER 26256 AND BRITISH REGISTRATION G-UKLH (UNIJET LEISURE LIMITED, LESSEE)

I.   CORRESPONDENCE
     A.   One copy of Letter of Undertaking dated October 31, 1996
     B.   One copy of Insurance Certificate dated October 31, 1996
     C. One copy of Letter of Credit issued by Barclay Bank PLC, International Services Branch dated March 29, 1993
     D. One copy of letter from J.P. Morgan Standby/Guarantee Unit regarding establishment of the Letter of Credit dated March 31, 1993
     E. One copy of letter from ILFC regarding early termination fee waiver dated October 14, 1997
     F. One copy of letter from ILFC regarding Airbus A330-200 positions dated October 7, 1997
     G. One copy of letter from ILFC regarding Airbus A330-200 offer dated October 3, 1997

II.  LEASE AGREEMENT
     A. One copy of Aircraft Lease Agreement dated March 4, 1992 between ILFC, as Lessor, and Unijet Leisure Limited ("Unijet"), as Lessee

III. SIDE LETTERS/AMENDMENTS
     A. One copy of Guarantee given by Air UK (Leisure) in favor of ILFC dated March 4, 1992
     B. One copy of Amendment No. 1 to Aircraft Lease Agreement dated April 1, 1993
     C. One copy of Engine Services Agreement between ILFC and Unijet Leisure Ltd. dated March 22, 1994
     D.   One copy of Side Letter No. 1 to Aircraft Lease Agreement dated
          March 4, 1992
     E.   One copy of Side Letter No. 2 to Aircraft Lease Agreement dated
          March 4, 1992
     F.   One copy of Side Letter No. 3 to Aircraft Lease Agreement dated
          March 4, 1992
     G.   One copy of Side Letter No. 4 to Aircraft Lease Agreement dated
          March 4, 1992
     H. One copy of Guarantee given by Unijet Group plc in favor of ILFC dated March 4, 1992
     I. One copy of Management Agreement between Unijet Leisure Limited and Leisure Airline Management Limited dated March 4, 1992
     J.   One copy of Letter of Undertaking dated March 4, 1992

                                                                   SCHEDULE 3.09

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE
     A.   One copy of Estoppel and Acceptance Certificate dated April 1, 1993


V.   REGISTRATION & CERTIFICATES
     A. One copy of Certificate of Registration from United Kingdom Civil Aviation Authority dated April 1, 1993
     B. One copy of Application for Registration of Aircraft or Change of Ownership filed with United Kingdom Civil Aviation Authority dated February 2, 1993
     C. One copy of Certificate of Airworthiness (transport category) from United Kingdom Civil Aviation Authority dated April 5, 1993
     D. One copy of Certificate of Maintenance Review from British Airways dated April 5, 1993
     E. One copy of Certificate of Airworthiness (private category) from United Kingdom Civil Aviation Authority dated April 1, 1993
     F. One copy of Air Operator's Certificate from United Kingdom Civil Aviation Authority dated April 7, 1993
     G.   One copy of Operating Licence (Type A) from CAA dated April 7, 1993
     H. One copy of Letter from United Kingdom Civil Aviation Authority regarding confirmation of registration dated April 2, 1993
     I. One copy of Route License from United Kingdom Civil Aviation Authority dated April 8, 1993
     J. One copy of Aircraft Radio Licence from United Kingdom Department of Trade and Industry Radiocommunications Agency dated April 30, 1994
     K. One copy of Letter from Freshfields regarding tax issues dated March 31, 1993
     L. One copy of statement of Peter Richard Brown, a Director of Unijet, regarding customs and licensing and various other matters dated March 31, 1993
     M. One copy of fax from Unijet Group PLC regarding delivery of aircraft dated March 31, 1993
     N. One copy of fax from Freshfields regarding conditions precedent for delivery of aircraft dated March 31, 1993
     O.   One copy of Tax Exemption Certificate dated April 1, 1993
     P.   One copy of Resale Exemption Certificate dated April 1, 1993
     Q. One copy of Letter from British Airways regarding maintenance dated March 26, 1993
     R. One copy of Letter from Leisure International Airway Ltd. regarding maintenance dated March 26, 1993
     S. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated April 1, 1993
     T. One copy of Confirmation of Non-Registration from United States Federal Aviation Administration dated March 18, 1993
     U. One copy of Certificate of Sanitary Construction from United States Department of Health and Human Services dated March 31, 1993

                                                                   SCHEDULE 3.09

     V. One copy of Certificate of Usage of Material Subject to Washington State Compensating (Use) Tax dated April 1, 1993
     W. One copy of Federal Retailer's Excise Tax Exemption Certificate dated April 1, 1993

VI.  COMPANY CERTIFICATES
     A.   One copy of Certificate from Peter Brown dated April 29, 1993
     B. One copy of Corporate Certificate (Post Delivery) from Peter Brown dated April 8, 1993
     C.   One copy of Corporate Certificate (On Delivery) from Peter Brown
     D. One copy of Certificate of Incorporation of a Private Limited Company dated September 20, 1982
     E. One copy of Certificate of Incorporation on Change of Name dated December 8, 1982
     F. One copy of Special Resolutions of Viking International Limited passed on May 29, 1984
     G. One copy of Special Resolutions of Viking International Limited passed on July 23, 1984
     H. One copy of Special Resolutions of Viking International Limited passed on July 29, 1984
     I. One copy of Special Resolutions of Viking International Limited passed on August 18, 1987
     J. One copy of Special Resolutions of Viking International Limited passed on October 18, 1988
     K. One copy of Special Resolutions of Viking International Limited passed on February 21, 1989
     L. One copy of Certificate of Incorporation of Viking International PLC dated March 20, 1989
     M. One copy of Special Resolutions of Viking International Limited passed on February 12, 1992
     N. One copy of Certificate of Incorporation of Unijet Group PLC dated February 24, 1992
     O. One copy of Special Resolutions of Viking International Limited passed on March 9, 1992
     P. One copy of Special Resolutions of Viking International Limited passed on March 13, 1992
     Q. One copy of Memorandum of Association of Viking International PLC as amended
     R.   One copy of Power of Attorney dated March 24, 1993
     S.   One copy of Power of Attorney dated March 23, 1993
     T.   One copy of Corporate Certificate from Peter Brown (On Delivery)
     U.   One copy of Corporate Certificate from Peter Brown (On Delivery)

                                                                   SCHEDULE 3.09

     V.   One copy of Corporate Certificate (On Delivery) from Peter Brown
     W. One copy of Certificate of Incorporation on Change of Name to Leisure International Airways Limited dated December 16, 1992
     X. One copy of Certificate of Incorporation on Change of Name to Leisure International Airways Limited dated December 4, 1992
     Y. One copy of Certificate of Incorporation on Change of Name to Leisure Airline Management Limited dated February 18, 1992
     Z. One copy of Certificate of Incorporation of a Private Limited Company dated December 9, 1991
     AA.  One copy of Corporate Certificate from Christopher John Parker
     BB. One copy of Certificate of Incorporation of a Private Limited Company dated December 9, 1991
     CC. One copy of Certificate of Incorporation of a Private Limited Company dated February 18, 1992
     DD.  One copy of Memorandum of Association (As Amended)
     EE. One copy of Articles of Association of Unijet Leisure Limited dated November 29, 1991
     FF.  One copy of Corporate Certificate of Christopher Parker
     GG. One copy of Minutes of Meeting of the Board of Directors held March 3, 1992 at 4:00 p.m.
     HH.  One copy of Certificate of Incorporation of a Private Limited Company
     II. One copy of Memorandum and Articles of Association of Viking International PLC
     JJ. One copy of Minutes of Meeting of the Board of Unijet Group PLC dated March 3, 1992 at 3:45 p.m.
     KK.  One copy of Corporate Certificate of Leisure Airline Management
          Limited
     LL. One copy of Minutes of Meeting of the Leisure Airline Management Limited Board of Directors dated March 4, 1992 at 12:00
     MM. Two copies of Certificate of Incorporation of Change of Name No. 2669322 dated February 18, 1992 and December 9, 1991
     NN. One copy of Resolutions of Trushelfco Limited (No. 1760) dated February 7, 1992
     OO. One copy of Memorandum of Association of Leisure Airline Management Limited
     PP. One copy of Articles of Association of Trushelfco Limited (No. 1760) Limited
     QQ.  One copy of Corporate Certificate of Air UK (Leisure) Limited
     RR. One copy of Certificate of Incorporation of Change of Name No. 2119260 dated July 7, 1987
     SS. One copy of Certificate of Incorporation of Change of Name No. 211960 dated April 13, 1987
     TT.  One copy of Special Resolution of Precis (591) Limited dated June 1,
          1987
     UU.  One copy of Memorandum of Articles of Association of Precis (591)
          Limited

                                                                   SCHEDULE 3.09

       VV.  One copy of Table A Regulations for Management
       WW. One copy of Minutes of Meeting of the Board of Directors of Air UK (Leisure) Limited held on March 4, 1992

VII.   AGENCY AGREEMENT
       A. One copy of Agency Agreement between Leisure Airline Management Limited and ILFC dated April 28, 1992

VIII.  OPINION OF COUNSEL
       A. One copy of letter from Bogle & Gates regarding Washington sales/excise taxes dated March 30, 1993

IX.    ASSIGNMENT OF WARRANTIES
       A.   One copy of Assignment of Warranties (Engines) dated April 1, 1993
       B.   One copy of Boeing Full Assignment of Rights dated April 1, 1993

X.     COOPERATION AGREEMENT
       NONE

XI.    TECHNICAL DATA
       NONE

XII.   RETURN ACCEPTANCE RECEIPT
       NONE

                                                                  SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 747-341B AIRCRAFT BEARING SERIAL NUMBER 24106 AND BRAZILIAN REGISTRATION PP-VOA (VARIG S.A., LESSEE)

I.   CORRESPONDENCE

     A. One copy of letter from Aon Risk Services regarding 50/50 settlement provisions dated November 1, 1996

     B.   One copy of Insurance Certificates dated November 1, 1996

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated July 9, 1987 between ILFC, as Lessor, and Varig, S.A. (Viacao Aerea Rio-Grandense) ("Varig"), as Lessee

III. SIDE LETTERS/AMENDMENTS

     A. One copy of Letter from ILFC regarding extension of lease term dated July 9, 1987

     B.   One copy of Letter from ILFC regarding flight hours dated July 9, 1987

     C. One copy of Letter from Varig regarding extension of lease term dated July 30, 1990

     D.   One copy of Amendment to Aircraft Lease Agreement dated as of May 16,
          1994

     E.   One copy of Side Letter Number One dated as of May 16, 1994

     F. One copy of Letter from Varig regarding lease extension dated July 30, 1990

     G.   One copy of translation of July 30, 1990 letter dated November 26,
          1990

     H. One copy of letter from Varig regarding registration dated November 1, 1990

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Delivery Agenda

     B.   One copy of Estoppel and Acceptance Certificate dated April 30, 1988

V.   REGISTRATION & CERTIFICATES

     A. One copy of Certificate of Registration from Ministerio Da Aeronautica Departamento De Aviacao Civil of the Republica Federativa Do Brasil dated November 26, 1990

     B. One copy of Certificate of Airworthiness from Ministerio Da Aeronautica Departmento De Aviacao Civil of the Republica Federativa Do Brasil dated February 4, 1996

     C. One copy of Certificate of Registration Number 12878 from Ministerio Da Aeronautica Departamento De Aviacao Civil of the Republica Federativa Do Brasil dated April 2, 1996

                                                                   SCHEDULE 3.09

     D.   One copy of Translation/Certificate Number 12878

     E.   One copy of Deregistration Power of Attorney dated September 16, 1991

     F. One copy of Certificate of Registration Number 126 from Ministerio Da Aeronautica Departamento De Aviacao of the Civil Republica Federativa Do Brasil dated June 14, 1988

     G.   Six Certificates regarding various matters dated April 30, 1988

     H. One copy of Export License Number B282706 from United States Department of Commerce dated December 31, 1989

     I. One copy of Export Certificate of Airworthiness from United States Federal Aviation Administration dated April 30, 1988

VI.  COMPANY CERTIFICATES

     A. One copy of Translation with respect to verification of registration dated January 30, 1991

     B. One copy of Certificate from Brazilian Ministry of Aviation dated December 19, 1990

     C.   One copy of Banco Central do Brasil/Certificado No. 198/037

     D.   One copy of Translation dated November 6, 1987

     E.   One copy of Translation dated July 20, 1987

     F.   One copy of letter to Brazilian Minister of Aviation dated May 7, 1987

     G.   One copy of Incumbency Certificate dated July 17, 1987

     H.   One copy of Translation dated March 3, 1988

     I.   One copy of Certificado No. 198/037 from Banco Central de Brasil

     J.   One copy of Power of Attorney dated August 30, 1990

     K.   One copy of Incumbency Certificate dated April 30, 1988

     L.   One copy of Certificate of no-default dated April 30, 1988

     M. One copy of Certificate regarding composition of the Board of Directors dated April 30, 1988

     N. One copy of Certificate regarding composition of the Administrative Council dated April 30, 1988

     O. One copy of Certificate regarding Brazilian licenses and approvals dated April 30, 1988

     P.   One copy of Incumbency certificate dated April 30, 1988

     Q.   One copy of Certificate regarding Varig's By-laws dated April 30, 1988

     R. One copy of letter appointing agent for service of process of Varig dated April 19, 1988

     S.   One copy of Power of Attorney dated April 19, 1987

     T.   One copy of Power of Attorney dated January 10, 1995

     U.   One copy of Translation/Certificate No. 107/00237

     V.   One copy of Banco Central de Brasil/Certificado No. 107/00237

     W.   One copy of Banco de Brasil S.A./Carteira de Comercio Exterior

     X. One copy of letter regarding Varig's license to operate dated April 27, 1988

                                                                   SCHEDULE 3.09


     Y.   One copy of Translation/Import License dated April 12, 1988

     Z.   One copy of Translation/Export License dated April 12, 1988

     AA. One copy of Translation/Foreign Capitals Inspection and Registration Department/Certificate No. 198/037 dated February 9, 1998

     BB.  One copy of Banco Central do Brasil/Aditivo do Certificado de Registro

     CC.  One copy of Translation dated February 9, 1988

     DD. One copy of letter from Varig regarding registration dated February 24, 1988

     EE. One copy of translation of Central Bank Resolution No. 1.263 dated February 20, 1987

     FF.  One copy of Varig Estatuto Social dated January 17, 1978

     GG.  One copy of Junta Commercial do Rio Grande de Sol dated June 27, 1983

     HH.  One copy of Translation No. 11.383/VI/1988 dated June 1, 1988

     II.  One copy of ILFC invoice dated July 9, 1987


VII. AGENCY AGREEMENT

     NONE


VIII. OPINION OF COUNSEL

     A. One copy of Opinion of Counsel for Varig dated April 30, 1988
        (2 letters)

     B. One copy of Opinion of Counsel for ILFC dated July 23, 1987


IX.  ASSIGNMENT OF WARRANTIES

     A. One copy of Assignment of Rights (Airframe) dated March 31, 1988

     B. One copy of Assignment of Warranties (Engines) dated April 25, 1988


X.   COOPERATION AGREEMENT

     NONE


XI.  TECHNICAL DATA

     NONE


XII. RETURN ACCEPTANCE RECEIPT

     NONE

                                                                   SCHEDULE 3.09

                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) BOEING 737-3Q8 AIRCRAFT BEARING SERIAL NUMBER 24299 AND U.S. REGISTRATION N956WP (WESTERN PACIFIC AIRLINES, INC., LESSEE)

I.   CORRESPONDENCE

     A.   One copy of Insurance Certificates dated March 22, 1997

     B.   One copy of Letter of Undertaking dated October 26, 1996

II.  LEASE AGREEMENT

     A. One copy of Aircraft Lease Agreement dated May 31, 1996 between International Lease Finance Corporation, as Lessor, and Western Pacific Airlines, Inc. ("Western Pacific"), as Lessee

III. SIDE LETTERS/AMENDMENTS

     A. One copy of Side Letter No. 1 to Aircraft Lease Agreement dated May 31, 1996

     B. One copy of Letter from Daugherty, Fowler & Peregrin regarding various matters dated October 4, 1996 with Aircraft Lease Agreement attached thereto

     C. One copy of Side Letter No. 2 to Aircraft Lease Agreement dated May 31, 1996

IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Estoppel and Acceptance Certificate dated June 22, 1996

V.   REGISTRATION & CERTIFICATES

     A. One copy of United States Federal Aviation Administration Aircraft Registration Application dated June 13, 1996

     B. One copy of United States Federal Aviation Administration Temporary Certificate of Registration dated June 17, 1996

     C. One copy of United States Federal Aviation Administration Certificate of Aircraft Registration dated June 17, 1996

     D. One copy of United States Federal Aviation Administration Certificate of Airworthiness dated June 20, 1996

     E. One copy of Deregistration Confirmation from Spanish Civil Aircraft Register dated June 13, 1996

     F. One copy of Certificate of Sanitary Construction from DHSS dated June 7, 1996

     G. One copy of Department of Transportation Order issuing Effective Certificate and confirming Oral Actions dated May 18, 1995

     H. One copy of Certificate of Public Convenience and Necessity for Interstate Air Transportation from United States Federal Aviation Administration dated May 18, 1995

                                                                   SCHEDULE 3.09


       I. One copy of Air Carrier Certificate from Department of Transportation dated April 28, 1995


VI.    COMPANY CERTIFICATES

       A.   One copy of UCC-1 Financing Statement dated July 22, 1996

       B.   One copy of Officer's Certificate dated June 22, 1996

       C. One copy of the Certificate as to Corporate Resolutions dated May 28, 1996

       D. One copy of Unanimous Written Consent of Board of Directors dated May 28, 1996

       E.   One copy of Certificate of Incumbency

       F.   One copy of Delegation of Authority dated June 12, 1996

       G.   One copy of ILFC Power of Attorney dated June 13, 1996


VII.   AGENCY AGREEMENT

       NONE


VIII.  OPINION OF COUNSEL

       A. One copy of Opinion of Counsel from Winthrop, Stimson, Putnam & Roberts dated June 22, 1996

       B.   One copy of Opinion of Counsel from ILFC dated June 20, 1996


IX.    ASSIGNMENT OF WARRANTIES

A.     One copy of Assignment of Rights (Airframe) dated August 28, 1996

B.     One copy of Assignment of Warranties (Engine) dated June 22, 1996


X.     COOPERATION AGREEMENT

       NONE


XI.    TECHNICAL DATA

A.     One copy of ILFC Technical Evaluation Report


XII.   RETURN ACCEPTANCE RECEIPT

       NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS


THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE SPARE ENGINE SALE OF ONE (1) CF6-80C2-B6F SPARE ENGINE WITH QEC BEARING SERIAL NUMBER 704279 (KLM ROYAL DUTCH AIRLINES, LESSEE)


I.   CORRESPONDENCE

     A.   One copy of Insurance Certificates dated October 31, 1996

     B. One copy of letter from ILFC regarding engine upgrade dated December 18, 1996

     C. One copy of letter from ILFC regarding engine upgrade dated February 5, 1997


II.  LEASE AGREEMENT

     A. One copy of Spare Engine Lease Agreement dated July 24, 1995 between ILFC, as Lessor, and KLM-Royal Dutch Airlines, as Lessee


III. SIDE LETTERS/AMENDMENTS

     A. One copy of Amendment Number One to Spare Engine Lease Agreement dated as of May 28, 1997


IV.  ESTOPPEL & ACCEPTANCE CERTIFICATE

     A.   One copy of Estoppel and Acceptance Certificate dated July 31, 1995

     B. One copy of ILFC Purchase Order, Boeing Facsimile and Boeing Invoice dated August 15, 1995, March 2, 1995 and June 16, 1995, respectively


V.   REGISTRATION & CERTIFICATES

     NONE


VI.  COMPANY CERTIFICATES

     NONE


VII. AGENCY AGREEMENT

     NONE


VIII. OPINION OF COUNSEL

     NONE


IX.  ASSIGNMENT OF WARRANTIES

     A. One copy of letter regarding no need for assignment of Engine warranties dated November 11, 1996

                                                                   SCHEDULE 3.09

X.   COOPERATION AGREEMENT
     NONE

XI.  TECHNICAL DATA
     NONE

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 3.09


                               INDEX TO DOCUMENTS

THIS BINDER CONTAINS THE FOLLOWING LEASE-RELATED DOCUMENTS PROVIDED TO MORGAN STANLEY PURSUANT TO THE AIRCRAFT SALE OF ONE (1) AIRBUS 310-300 AIRCRAFT BEARING SERIAL NUMBER 437 AND BRAZILIAN REGISTRATION [______] (PASSAREDO TRANSPORTES AEROS, LESSEE)

I.    CORRESPONDENCE

      A.   One copy of Letter of Intent dated September 25, 1997

II.   LEASE AGREEMENT

      A. One copy of draft Aircraft Conditional Sale Agreement between Navasota Holdings Inc., as Buyer, and Morgan Stanley Aircraft Finance, as Seller (not dated and not signed)

      B.   One copy of draft Unconditional Guaranty (not dated and not signed)

III.  SIDE LETTERS/AMENDMENTS
      NONE

IV.   ESTOPPEL & ACCEPTANCE CERTIFICATE
      NONE

V.    REGISTRATION & CERTIFICATES
      NONE

VI.   COMPANY CERTIFICATES

      A. One extract copy of 21 Tabelionato de Notas from Republica Federativa Do Brasil (Power of Attorney) (Spanish version only)

VII.  AGENCY AGREEMENT
      NONE

VIII. OPINION OF COUNSEL
      NONE

IX.   ASSIGNMENT OF WARRANTIES
      NONE

X.    COOPERATION AGREEMENT
      NONE

                                                                   SCHEDULE 3.09

XI.  TECHNICAL DATA
     NONE

XII. RETURN ACCEPTANCE RECEIPT
     NONE

                                                                   SCHEDULE 4.03



          See Schedule 3.03.

                                                                   SCHEDULE 4.06



          See Schedule 4.03

                                                                SCHEDULE 8.02(a)


                                TAX INFORMATION


         No disclosures

                                                                SCHEDULE 8.02(b)


                               TAX JURISDICTIONS


          Alaska

          Arizona

          California

          Illinois

          Nebraska

          New Hampshire

          Oregon

          Utah

          United States of America (Federal)

                                   EXHIBIT A

                                   DATA INDEX


          1. Technical Sheets

          2. "Buyer Seen" Documents

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: A300-600       Time as of: APRIL 30, 1997    Date Manufactured: MARCH 1990
Serial Number: 555            Total Time (Hours): 18243     Availability
Registration Number: N8688P   Total Cycles: 5568            EFIS: METRIC


WEIGHTS
Maximum Take Off Gross Weight: 171,700 KG    Manufacturers Empty Weight: 79,318 KG
Maximum Landing Weight: 140,000 KG           Maximum Taxi: 172,600 KG
Maximum Zero Fuel Weight: 130,000 KG         Fuel Capacity (U.S. Gal.): 18,005


AIRFRAME STATUS
Last "C" Check: Completed November 1996      **Last "1/2 D" Check: Accomplished December 1993
Time Since Last "C" Check: 9 HRS / 2 CYC     Time Since Last "1/2 D" Check: 7541 HRS / 2721 CYC

** NOTE: Current program 6 year structural cards due in late 1997; however, expect Airbus to escalate the 6 year structural requirements to 10 years.


ENGINES
Manufacturer: PRATT & WHITNEY     Model: PW4158   Thrust Rating 58,000 LBS
Position:      NUMBER 1  724028                        NUMBER  717766
Total Hours:             15970                                 17464
Total Cycles:            4957                                  4135
Cycles to 1st Limit:     10045                                 10865
Last Shop Visit:         DEC 10, 1996; 15960 HRS / 4955 CYC    DEC 2, 1996: 17454 HRS / 4133 CYC
Workscope of Last Shop Visit:  2ND STAGE HPT REWORK            HPT SEAL CHANGE


AVIONICS/COMMUNICATIONS EQUIPMENT
(2) FCC: P/N B470AAM2                             (1) Weather Radar: COLLINS 622-5446-02
(2) VOR/Marker Beacon: COLLINS 622 5220 020       (2) ATC Transponder: 622-7878-020
(2) ADF Receiver: COLLINS 622-5222-020            (2) DME Interrogator: COLLINS 622-4540-020
(2) ILS Receiver: COLLINS 622-5222-020            (2) Radio Altimeter: T.R.T. 959-960-714901
(3) VHF Transceiver: COLLINS 622 5219 020         (1) Ground Prox, Warning: SUNSTRAND 958-0576-002
(2) HF Transceiver: COLLINS 522-5272-020          (1) Voice Recorder: FAIRCHILD A100
(3) IRU: LITTON 461800-0300-2201                  (1) Flight Data Recorder: SUNSTRAND 980-4100-DXUN
(1) TAPE REPRODUCER: SONY TRANSCON                (1) Select Decoder: TEAM SC2253A


INTERIOR
First Class: 18 WEBER           Business Class: 46 WEBER            Tourist: 167 SICMA
Galleys: Number G10/G1A/G5/G4   Make: SELL Lavatories: Fwd. 1 VAC   Center 1 VAC Aft. 4 VAC

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067



                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION

Aircraft Type: A310-300       Time as of JULY 31, 1997      Date Manufactured  NOV. 1985
Serial No: 409                Total Time (Hours) 35463      Availability
Registration No: HB-IPH       Total Cycles 13271


WEIGHTS

Maximum Take Off Gross Weight  150,000 KGS             Basic Weight  79,340 KGS
Maximum Landing Weight  123,000 KGS                    Maximum Taxi Weight  150,900 KGS
Maximum Zero Fuel Weight  113,000 KGS                  Fuel Capacity (U.S. Gal.)  16,134 GALLONS


AIRFRAME STATUS

Last "C" Check  PERFORMED ON JULY 17, 1997             Last "D" Check  "8C" PERFORMED MARCH 1995
"C" Check Interval "1C" - 18 MOS/"2C" - 36 MOS.        Next Anticipated "D" Check  DECEMBER 1999


ENGINES

Manufacturer  PRATT & WHITNEY     Model JT9D-7RE41        Current Thrust Rating  50,000 LBS
Position                          No. 1 S/N 707707        No. 2 S/N 715428
Total Hours                       19876                   29016
Total Cycles                      10763                   11458
Cycles Remaining to 1st LLP


AVIONICS/COMMUNICATIONS EQUIPMENT

(1) Flight Control Unit SFENA K157ABM5            (1) Weather Radar BENDIX 204-1217-0401
(2) Flight Control Computer SFENA b470abm2        (2) ATC Transponder COLLINS 622-7878-201
(2) Flight Augmentation Comp. SFENA B352AAM1      (2) DME Interrogator COLLINS 622-4540-023
(2) VOR Rec. BENDIX 204-1231-3604                 (2) Radio Altimeter JAEGER
(2) ADF Rec. COLLINS 622-6222-002                 (1) Ground Prox. Warning SUNSTRAND 965-0576-002
(3) VHF Transceiver COLLINS 622-5219-003          (1) Voice Recorder FAIRCHILD 93-A100-81
(1) HF Transceiver COLLINS HFS-700                (1) Flight Data Recorder SUNSTRAND 980-4100-DXUN
(3) Long Range Navigation LITTON                  (1) Selcal Decoder TEAM SC 2253 A

Aircraft is (check one):  Full EFIS (X)    Partial EFIS ( )    Non-EFIS ( )


INTERIOR

Seat Manufacturer             Model(s)
First Class 18                Business Class 54        Tourist 105
Galleys: Number               Make                     Lavatories: Fwd.    Aft

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: A310-300       Time as of SEPT. 30, 1997          Date Manufactured  NOV. 1985
Serial No: 410                Total Time (Hours)  36950          Availability
Registration No: HB-IPI       Total Cycles  113522

WEIGHTS

Maximum Take Off Gross Weight  150,000 KGS        Basic Weight  78,340 KGS
Maximum Landing Weight  123,000 KGS               Maximum Taxi Weight  150,900 KGS
Maximum Zero Fuel Weight  113,000 KGS             Fuel Capacity (U.S. Gal.)  16,134 GALLONS

AIRFRAME STATUS

Last "C" Check PERFORMED ON NOV. 14, 1996         Last "D" Check "BC" PERFORMED JUNE 1995
"C" Check Interval "1C" - 18 MOS/"2C" - 36 MOS    Next Anticipated "D" Check  JUNE 2000

ENGINES

Manufacturer  PRATT & WHITNEY      Model JT90-7RE41         Current Thrust Rating  50,000 LBS
Position                      No. 1 S/N 707717         No. 2 S/N 707730
Total Hours                             27331                    30827
Total Cycles                            16334                    15787
Cycles Remaining to 1st LLP

AVIONICS/COMMUNICATIONS EQUIPMENT

(1) Flight Control Unit  SFENA K157ABMS                (1) Weather Radar  BENDIX 204-1217-0401
(2) Flight Control Computer SFENA b470abm2             (2) ATC Transponder  COLLINS 622-7878-201
(2) Flight Augmentation Comp.  SFENA 8352AAMt          (2) DME Interrogator  COLLINS 622-4540-023
(2) VOR Rec.  BENDIX 204-1231-3804                     (2) Radio Altimeter  JAEGER
(2) ADF Rec.  COLLINS 622-5222-002                     (1) Ground Prox. Warning  SUNSTRAND 885-0576-002
(3) VHF Transceiver  COLLINS 622-5219-003              (1) Voice Recorder  FAIRCHILD 93-A100-81
(3) HF Transceiver  COLLINS HF5-700                    (1) Flight Data Recorder  SUNSTRAND 98D-4100-DXUN
(3) Long Range Navigation  LITTON                      (1) Selcal Decoder  TEAM SC 2253 Ac
Aircraft is (check one: Full EFIS (X)        Partial EFIS ( )         Non-EFIS ( )

INTERIOR

Seat Manufacturer                  Model(s)
First Class  16               Business Class  54            Tourist  105
Galleys: Number          Make           Lavatories: Fwd.        Aft

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067



                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION


Aircraft Type! A310-333         Time as of: December 10, 1996     Date Manufactured: FEBRUARY 1987
Serial Number: 437             Total Time [Hours]: 42,591        Availability
Registration Number: OO-SCC    Total Cycle: 8.590

WEIGHTS

Maximum Take Off Gross Weight: 153,000 KG         Manufacturers Empty weight: 80,000 KG
Maximum Landing Weight: 123,000 KG                Maximum Taxi Weight: 153,900 KG
Maximum Zero Fuel Weight: 113,000 KG              Fuel Capacity (Liters): 61,090

AIRFRAME STATUS

Time Since Last "C" Check: 2645 HRS               "C, 3C" Intervals: 18 MONTHS
"D" Check Interval: 120 MONTHS                    "I.L." Intervals: 72 MONTHS

ENGINES

Manufacturer: PRATT & WHITNEY                     Type: JT9D-7R4E1
Position       No. 1 715405                       No. 2  715447
Total Hours:          35216                               24284
Total Cycle:           9475                                8141
Cycles to 1st LLP:     3788                               11353

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Fit. Control Computer: SEXTANT 8350AAM4             (2) Weather Radar: ALLIED BENDIX 2041217-0416
(1) Flight Directors: SEXTANT 8217ADM5                  (2) ATC Transponder: COLLINS 622-5445-001
(2) HF Transceiver: COLLINS 622-5272-001                (3) IRU: LITTON/AERO PRODUCTS LTN 90-100
(2) VHF Transceiver: COLLINS 622-5219-003               (2) ADF Receiver: COLLINS 622-5222-002
(1) Voice Recorder: LORAL 93A100-30                     (1) Ground Prox. Warning: ALLIED SIGNAL 965-0576-002
(1) Selcal Decoder: TEAM SC2253A                        (2) DME Interrogator: COLLINS 522-4540-001
(1) Flt Data Recorder: ALLIED SIGNAL 980-4100DXUN       (2) VHF VCR/MKR Receiver: COLLINS 622-5220-002
(2) Radio Altimeter: THOMSON-CSF 9599-607-14901         (2) VHF ILS/only Receiver: COLLINS 622-5221-002
(2) RODMI: COLLINS 622-5818-001                         (2) Marker Beacon: COLLINS 622-5220-002

INTERIOR

First Class: 18                    Business Class: 0                  Tourist: 223
Galleys: G1/G2/G4/G5/G6/G7                   Lavatories: Fwd. 1          Aft. 4

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: A320-200      Time as of SEPT. 2, 1997      Date Manufactured FEB. 1992
Serial No.: 279              Total Time (Hours) 21901      Availability
Registration No: G-MONY      Total Cycles 8237

WEIGHTS

Maximum Take Off Gross Wt.  169,756 LBS      Operating Empty Wt.
Maximum Landing Wt.         142,198 LBS      Maximum Taxi Wt.  170,638 LBS
Maximum Zero Fuel Wt.       133,380 LBS      Fuel Capacity (U.S. Gal.)


AIRFRAME STATUS

Next Anticipated "C" Check  MARCH 21, 1998   Next Scheduled "D" Check  "8C" DEC. 2001
"C" Check Interval  15 MONTHS                "O" Check (or equivalent) Interval  60 MONTHS


ENGINES

Manufacturer  CFMI                           Model CFM58-5-A3
Position                           No. 1  S/N 731578             No. 2 S/N 731579
Total Hours                             18057                         16662
Total Cycles                             6802                          6292
Time Since Last Shop Visit              18057                         16662
Cycles Remaining to 1st LLP              3528                          4101

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer SFENA 83988AM0204       (1) Weather Radar  COLLINS 622-5132-120
(2) Flight Augmentation Computer  SEXTANT           (2) ATC Transponder  COLLINS 622-7878-301
(2) VHF VOR Rec.  COLLINS 622-5220-020              (2) DME Interrogator  COLLINS 622-4540-020
(2) ADF Rec.  COLLINS 622-5222-020                  (2) Radio Altimeter  TRT 9599-607-14949
(2) Flight Management and Guidance Computer         (1) Ground Prox. Warning SUNSTRAND 965-0576-002
    SEXTANT 83988AM0205                             (1) Voice Recorder  FAIRCHILD 93-A100-80
(3) VHF Transceiver  COLLINS 622-5218-020           (1) Flight Data Recorder SUNSTRAND 980-4100-AXUN
(1) HF Transceiver  COLLINS 622-5272-020            (1) Selcal Decoder  TEAM 8C2065C
(3) ADIRU  HONEYWELL HG1150AC05

INTERIOR

Seat Manufacturer  RECARO                           Model(s) 588-31- AND 586-32-
First Class  O                     Business Class  0               Tourist  174
Galleys: Number  G1, G5       Make AFC          Lavatories: Fwd. 1 (VACUUM)  Aft  2 (VACUUM)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION

Aircraft Type A320-200        Time as of MAY 28, 1997       Date Manufactured Feb. 1993
Serial No. 393                Total Time (Hours) 9703       Availability
Registration No. 8-HYO        Total Cyles 4124

WEIGHTS

Maximum Take Off Gross Wt. 166,447 LBS       Manufacturers Empty Wt. 82,078 LBS
Maximum Taxi Wt. 167,330 LBS                 Maximum Zero Fuel Wt. 133,380 LBS
Maximum Landing Wt. 142,198 LBS              Fuel Capacity 23,859 KG

AIRFRAME STATUS

Date of Next Anticipated "2C" Check: FEB. 21, 1998     Anticipated Date of next "4C" Check: FEB. 8, 1998
"C" Check Interval: 912 DAYS / "2C" CHECK              "D" Check (Or Equiv.) Interval; 5 YEAR / "4C" CHECK

ENGINES

Manufacturer IAE                        Model V2500-A1           Current Thrust Rating 25,000 LBS
Position                                No. 1 S/N V0274          No. 2 S/N V0275
Total Hours                             8066                     6457
Total Cycles                            4448                     3659
Time Since Last Shop Visit              1343                     867
Cycles Remaining to 1st LLP             10552                    11341

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) FMGC SFENA B3985CM0103/C                      (1) Weather Radar BENDIX 2041217-0418
(2) MCDU SFENA K226A8M3A/D                        (1) ATC Transponder BENDIX 066-01127-1101
(1) FCU SFENA K217AAM7/E

(2) ILS Receiver BENDIX 2041230-3518              (2) DME Interrogator TRT 9599-614-03105
(2) ADF Receiver BENDIX 2041168-7513              (2) Radio Altimeter TRT 9599-507-14932
(2) VOR/Marker Receiver BENDIX 2041231-3610       (1) Ground Prox. Warning SUNSTRAND 965-0676-020
(3) VHF Transceiver COLLINS 622-6319-020          (1) Voice Recorder SUNSTRAND 980-6005-076
(2) HF Transceiver COLLINS 622-5272-020           (1) Flight Data Recorder SUNSTRAND 980-4100-AXUS
(3) AOIRU HONEYWELL PG1152ACO3                    (1) Accelerometer SUNSTRAND 971-4193-001
TCAS: S.B. KITS FOR TCAS PROVISIONS have been provided to Operator from Airbus and paid for by ILFC.

Aircraft is: (Check one)  [X] Full EFIS      [ ] Partial EFIS         [ ] Non-EFIS

INTERIOR

Seat Manufacturer  BE AEROSPACE    First Class  12           Business Class:  N/A    Tourist  144
Galleys: Number    G1, GS 1FWD & AFT SERVICE CENTER          Make  C.F. TAYLOR
Lavatories: Fwd. 1 VACUUM   Aft.  2 VACUUM

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type A320-200        Time as of JUNE 6, 1997       Date Manufactured MARCH 1993
Serial No. 414                Total Time (Hours) 9141       Availability
Registration No. B-HYR        Total Cycles   5190

WEIGHTS

Maximum Take Off Gross Wt. 166,447 LBS                 Manufacturers Empty Wt. 82,078 LBS
Maximum Taxi Wt. 167,330 LBS                           Maximum Zero Fuel Wt. 133,380 LBS
Maximum Landing Wt. 142,198 LBS                        Fuel Capacity 23,859 KG

AIRFRAME STATUS

Date of Next Anticipated "2C" Check: APRIL 23, 1998    Date of Next Anticipated "4C" Check: MAY 8, 1998
"C" Check Interval (912 DAYS) "2C" CHECK               "D" Check (Or Equiv.) Interval: 5 YEAR/"4C" CHECK

ENGINES

Manufacturer IAE              Model V2500-A1           Current Thrust Rating 25,000 LBS
Position                      No. 1 S/N V0287                    NO. 2 S/N V0288
Total Hours                        7717                                8131
Total Cycles                       3813                                4499
Time Since Last Shop Visit         3063                                0
Cycles Remaining to 1st LLP        11187                               10501

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) FMGC SEXTANT 83988CM0104                 (1) Weather Radar BENDIX 2041217-0418
(2) MCDU SFENA K226ABM3A/D                   (1) ATC Transponder BENDIX 066-01127-1101
(1) FCU  SEXTANT K217AAM9
(2) ILS Receiver BENDIX 2041230-3518         (2) DME Interrogater TRT 9599-614-03105
(2) ADF Receiver BENDIX 2041168-7513         (2) Radio Altimeter TRT 9599-807-14932
(2) VOR/Market Receiver BENDIX 2041231-3610  (1) Ground Prox. Warning SUNSTRAND 965-0676-020
(3) VHF Transceiver COLLINS 622-5219-020     (1) Voice Recorder SUNSTRAND 980-6005-076
(2) HF Transceiver  COLLINS 622-5272-020     (1) Flight Data Recorder SUNSTRAND 980-4100-AXUS
(3) ADIRU HONEYWELL HG1152AC05/1             (1) Accelerometer SUNSTRAND 971-4193-001

TCAS: S.B. Kits for TCAS PROVISIONS have been provided to Operator from Airbus and paid for by ILFC.

Aircraft is: (Check one)  [X] Full EFIS      [ ] Partial EFIS      [ ] Non-EFIS

INTERIOR

Seat Manufacturer BE AEROSPACE     First Class N/A     Business Class N/A     Tourist 168
Galleys: Number G1, G5 (FWD & AFT SERVICE CENTERS)          Make C.F. TAYLOR
Lavatories: Fwd. 1 VACUUM     Aft. 2 VACUUM

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: A321-100       Time as of OCT. 20, 1997      Date Manufactured MAY 1996
Serial No: 597                Total Time (Hours) 4822       Availability
Registration No. TC-ONI       Total Cycles 1866

WEIGHTS

Maximum Take Off Gross Wt. 83,000 KGS                  Operating Empty Wt.
Maximum Landing Wt. 47,500 KGS                         Maximum Taxi Wt. 83,400 KGS
Maximum Zero Fuel Wt. 59,500 KGS                       Fuel Capacity (U.S. Gal.) 6,280 GALLONS

AIRFRAME STATUS

Next Anticipated "C" Check  "C2" JAN. 1999             Next Scheduled "D" Check   MAY 20, 2001
Last "C" Check  "C1" OCT. 5, 1997                      "D" Check Interval  5 YEAR/9 YEAR

ENGINES

Manufacturer IAE                                 Model V2530-A5
Position                      No. 1 S/N V10168                   No. 2 S/N V10169
Total Hours                        4834                                4834
Total Cycles                       1882                                1882
Time Since Last Shop Visit         4834                                4834
Cycles Remaining to 1st LLP        13026                               13026

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) FMGEC SEXTANT                            (1) Weather Radar COLLINS 622-5132-120
(3) MCDU SEXTANT                             (2) ATC Transponder COLLINS 622-7878-301
(2) VHF VOR Rec. COLLINS 622-0726-020        (2) DME Interrogator COLLINS 622-4540-023
(1) ADF Rec. COLLINS 622-5222-020            (2) Radio Alt. TELECOMMUNICATIONS 959960714942
(2) VHF ILS/only Rec. COLLINS 622-9738-041   (1) Ground Prox. Warning SUNSTRAND 965-0676-020
(3) VHF Transceiver COLLINS 622-0693-020     (1) Voice Recorder LORAL S200-0012-00
(1) HF Transceiver COLLINS 622-5272-020      (1) Flight Data Recorder SUNSTRAND
(3) IRU LITTON 465020-0303-0307              (1) Selcal Decoder TEAM BC2065C

INTERIOR

Seat Manufacturer                         Model(s)
First Class 0                  Business Class 0              Tourist 220
Galleys: Number G1, G5      Make            Lavatories: Fwd. 1        Aft. 3

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B737-300                        Time as of JUNE 30, 1997       Date Manufactured FEBRUARY 1992
Serial No.: 25161                              Total Time (Hours) 15430       Availability
Registration No. CS-TIK                        Total Cycles 8667

WEIGHTS

Maximum Take Off Gross Wt. 138,500 LBS         Operational Basic Wt. 69,567 LBS
Maximum Taxi Wt. 139,000 LBS                   Maximum Zero Fuel Wt. 106,500 LBS
Maximum Landing Wt. 114,000                    Fuel Capacity (U.S. Gallons) 3,812

AIRFRAME STATUS

Remaining to "C" Check 1089 HOURS              Time Remaining to Next "D" Check 4570 HOURS
"C" Check Interval 3300 HOURS OR 15 MONTHS     "D" (Structural) Check Interval 20000 HOURS

ENGINES

Manufacturer  CFMI                    Model CFM56-3-B2        Current Thrust Rating 22,000 LBS
Position                              No. 1 S/N 857102          No. 2 S/N 727376
Total Hours                                 14182                     15713
Total Cycles                                8045                      8970
Time Since Last Shop Visit                  5241
Cycles Remaining to 1st LLP                 7768                      6830

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Comp. HONEYWELL 405 1600-913   (1) Weather Radar  COLLINS 622-5132-105
(1) Autothrottle Computer  SMITHS 7355UE6-10      (2) ATC Transponder COLLINS 622-7878-201
(2) VOR/ILS Receiver COLLINS 51RV-48              (2) DME Interrogator COLLINS 622-2921-006
(2) ADF Receiver COLLINS 51Y7                     (2) Radio Altimeter COLLINS 86OF-4
(1) Marker Beacon COLLINS 51Z4                    (1) Ground Prox. Warning SUNSTRAND 965-0648-002
(2) VHF Transceiver COLLINS 622-5219-001          (1) Voice Recorder FAIRCHILD 93A100-30
(1) HF Transceiver COLLINS 622-3371-001           (1) Flight Data Recorder ALLIED SIGNAL 890-4100DXUN
(3) Inertial Ref. Unit HONEYWELL HG1050AD04       (1) Selcal Decoder MOTOROLA N14018
Aircraft is: (Check one) (X) Full EFIS       (  ) Partial EFIS      (  ) Non-EFIS

INTERIOR

Seat Manufacturer WEBER                           Model(s)  841195-4XX
First Class 0                    Business Class 60                Tourist 72
Galleys: Number  G1, G2, G7, G48     Make  A/M         Lavatories: Fwd. 1 (FLUSH)  Aft 2. FLUSH

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION
  Aircraft Type: 737-3K2          Time as of: JUNE 30, 1997     Date Manufactured: MAY 1995
  Serial Number: 27635           Total Time (Hours): 8167      Availability
  Registration Number: PH-T52    Total Cycles: 2989

WEIGHTS

  Maximum Take Off Gross Weight: 139,000 LBS       Operating Empty Weight:
  Maximum Landing Weight: 116,600 LBS              Maximum Taxi Weight:  139,500 LBS
  Maximum Zero Fuel Weight: 106,500 LBS            Fuel Capacity (U.S. Gal.):  5,311

AIRFRAME STATUS

  Remaining to "C" Check  11 HOURS (AT 3,000 FH)   Remaining to "O" Check 19411 HOURS (AT 22400 FH)

ENGINES

  Manufacturer:  CFM                       Types: CFM 56-3C-1                 Thrust: 22,000 LBS
  Position                    No. 1 858199                  No. 2 858200
  Total Hours:                     8167                          8167
  Total Cycles:                    2989                          2889
  Cycles Remaining to 1st LLP     12811                         12811

AVIONICS/COMMUNICATIONS EQUIPMENT

  (2) Flight Cont. Comp: SPERRY 1062038-4           (1) Weather Radar: COLLINS 622-5132-l09
  (1) Autothrottle Computer: SMITHS 10-82017-25     (2) ATC Transponder: COLLINS 822-787-201
  (2) HF Transceiver: COLLINS 622-5377-001          (2) IRU:  HONEYWELL HG1050AE09
  (2) VHF Transceiver: COLLINS 822-0693-004         (2) AOF Receiver: COLLINS 777-1492-005
  (1) Voice Recorder: FAIRCHILD 93A100-80           (1) Ground Prox. Warning: ALLIED SIGNAL 965-0648-008
  (1) Selcal Decoder: MOTOROLA N1401C               (2) DME Interrogator: COLLINS 622-2921-006
  (1) Flight Data Recorder: SFIM INC. AP411161-01   (2) VHF Nav. Receiver: COLLINS 822-0761-001
  (2) Radio Altimeter: COLLINS 622-3890-021         (1) Market Beacon: COLLINS 522-2996-011

INTERIOR

  Seat Manufacturer: FLIGHT EQUIPMENT               Model (s)
  First Class: N/A                      Business Class: N/A                Tourist: 149
  Galleys: G1/G2/G48/G7  MAKE: DRIESSEN      Lavatories: Fwd. 1 FLUSH           Aft. 1 FLUSH
                                                                      --------- --------------

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION
  Aircraft Type: B737-308        Time as of: OCTOBER 16, 1997  Date Manufactured: NOVEMBER 1988
  Serial Number: 24299           Total Time (Hours): 25391     Availability
  Registration Number: N956WP    Total Cycles: 13614           EFTS: PARTIAL EFIS

WEIGHTS

  Maximum Take Off Gross Weight: 137,000 LBS       Operating Empty Weight: 72,375 LBS
  Maximum Landing Weight: 114,000 LBS              Maximum Taxi Weight:  127,500 LBS
  Maximum Zero Fuel Weight: 108,500 LBS            Fuel Capacity (U.S. Gal.):  5,311

AIRFRAME STATUS

  Last 7  "C" Check  JUNE 1996                     Time remaining to "D" Check: 21,061 HRS

ENGINES

  Manufacturer:  CFM                       Types: CFM 56-38-2                 Thrust: 22,100 LBS
  Position                  No. 1 722248                 No. 2 722249
  Total Hours:                    22588                         24036
  Total Cycles:                   12093                         12875
  Time to Cycle Limiter:           1298                          1225
  Last shop visit:             CURRENTLY IN SHOP             CURRENTLY IN SHOP

AVIONICS/COMMUNICATIONS EQUIPMENT

  (2) Flt. Cntrl Computer: HONEYWELL 4051600-913    (1) Weather Radar: COLLINS 622-5132-630
  (2) VOR/ILS Receiver: COLLINS 622-3257-001        (2) ATC Transponder: COLLINS 622-2224-001
  (2) ADF Receiver: COLLINS 622-3257-001            (2) DME Interrogator: COLLINS 622-2921-006
  (1) Marker Beacon: COLLINS 522-2996-011           (2) Radio Altimeter: COLLINS 622-3890-020
  (2) VHF Transceiver: COLLINS 622-1161-101         (1) Ground Prox. Warning: SUNDSTRAND 965-0648-004
  (1) HF Transceiver: COLLINS 622-5377-001          (1) Voice Recorder: FAIRCHILD A100
  (2) IRU: HONEYWELL HG1050ADO4                     (1) Flight Data Recorder: SUNDSTRAND 580-4100-DXUN
  (1) TCAS: COLLINS 622-8971-020                    (1) Selcal Decoder: MOTOROLA N14016

  Windshear System: COLLINS PREDICTIVE WINDSHEAR; SUNDSTRAND MARK VII REACTIVE WINDSHEAR

INTERIOR

  Seat Manufacturer: JEPSON BURNS                  Model(s):  JB6,0-3-59
  First Class: N/A                      Business Class: N/A                Tourist: 138
  Galleys: G1, G3, G6    MAKE: DRIESSEN      Lavatories: Fwd. 1 FLUSH           Aft. 2 FLUSH
                                                                      --------- --------------

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B737-300       Time as of OCT. 5, 1997       Date Manufactured DEC. 1993
Serial No: 26296              Total Time (Hours) 9795       Availability
Registration No: B-2937       Total Cycles 6685

WEIGHTS

Maximum Take Off Gross Wt. 135,000 LBS            Operating Empty Wt. 73,914 LBS
Maximum Landing Wt. 114,000 LBS                   Maximum Taxi Wt. 135,500 LBS
Maximum Zero Fuel Wt. 106,500 LBS                 Fuel Capacity (U.S. Gal.) 5,311 GALLONS

AIRFRAME STATUS

Next "4C" Check AT 12,593 FH                      Time Remaining to Next "D" Check 12705 FH.
"C" Check Interval 3200 FH                        "D" Check (or equivalent) Interval 22,400 FH

ENGINES

Manufacturer GE               Model CFM56-3-C1         Current Thrust Rating 20,000 LBS
Position                        No. 1 856768                    No. 2 857753
Total Hours                         7369                             9701
Total Cycles                        5159                             6726
Time Since Last Shop Visit          7369                             9701
Cycles Remaining to 1st LLP        14841                            13274

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Right Control Computer 10-62038-4             (1) Weather Radar COLLINS
( ) Flight Directors                              (2) ATC Transponder COLLINS
(2) VOR/ILS Rec. COLLINS                          (2) DME Interrogator COLLINS
(2) ADF Rec. COLLINS                              (2) Radio Altimeter COLLINS
(1) HF Transceiver COLLINS                        ( ) Ground Prox. Warning
(2) VHF Transceiver COLLINS                       (1) Voice Recorder FAIRCHILD
(1) TCAS Computer ALLIED SIGNAL                   (1) Flight Data Recorder FAIRCHILD

INTERIOR

Seat Manufacturer WEBER                           Model(s)4004-3
First Class O                      Business Class O                   Tourist 148

Galleys: Number G1, G2, G48    Make DRIESSEN    Lavatories: 3 (FLUSH)    Locations LA, LD, LE

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: B737-383F           Time as of: AUGUST 28, 1997             Date Manufactured: SEPTEMBER 1987
Serial Number: 23811               Total Time (Hours): 25790               Availability
Registration Number: TF-FIE        Total Cycles: 13705                     EFIS: PARTIAL

WEIGHTS
Maximum Take Off Gross Weight: 138,500 LBS        Operating Empty Weight: 66,012 LBS
Maximum Landing Weight: 116,600 LBS               Maximum Taxi Weight: 139,000 LBS
Maximum Zero Fuel Weight: 109,600 LBS             Fuel Capacity: 18,200 KG

AIRFRAME STATUS
Next "C" Check; FRESH OUT OF "C" CHECK            Next Scheduled "D" Check: JUL 2003
Last "C" Check: JAN 1997                          Last "D" 'Check: JUL 1994

ENGINES
Manufacturer: CFMI                 Model: CFM5,6-3-82                      Thrust Rating: 22,000 LBS
Position                           No. 1 721303                            No. 2 720782
Total Hours                              27210                                   27091
Total Cycles                             21220                                   14697
Time Since Last Shop Visit               0 (shop visit Aug. 20, '97)             0 (shop visit Aug. 21 '97)
Cycles Remaining to 1st LLP              4169 CYCLES                             2567 CYCLES

AVIONICS/COMMUNICATIONS EQUIPMENT
(2) Right Control Comp. HONEYWELL 405150912       (1) Weather Radar: COLLINS 622-5132-106
(1) Cockpit Voice Recorder: FAIRCHILD A100        (2) ATC Transponder: COLLINS 6222-2224-001
(2) VORALS Receiver: COLLINS 622-3257-001         (2) OME Interrogator: COLLINS 622-2921-006
(2) ADF Receiver: COLLINS 777-1492-005            (2) Radio Altimeter: COLLINS 622-3890-020
(1) Marker Beacon: COLLINS 622-2996-011           (1) Ground Prox. Warning: SUNSTRAND 965-0648-004
(2) VHF Transceiver: COLLINS 622-1396-101         (2) Flight Data Recorder: SUNSTRAND 980-4100-HMUN
(1) HF Transceiver: COLLINS 622-3371-001          (1) Selcal Decoder: MOTOROLA N1401A
(2) IMU: HONEYWELL HC1050AD04                     ( ) Auto Pilot System: SPERRY 4061601-935

INTERIOR
Seat Manufacturer: N/A (CARGO AIRCRAFT) Model (s)
Pallets: 8 PALLET POSITIONS
Galleys: Number 1 (HOT/COLD/WET) Make SELL        Lavatories: Fwd. 1 FLUSH      Aft. N/A

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B737-300       Time as of SEPT. 30, 1997     Date Manufactured MAY 1997
Serial No: 23788              Total Time (Hours) 24972      Availability
Registration No: F-GIXH       Total Cycles 14340

WEIGHTS

Maximum Take Off Gross Wt. 139,500 LBS            Operating Empty Wt.
Maximum Landing Wt. 116,600 LBS                   Maximum Taxi Wt. 140,000 LBS
Maximum Zero Fuel Wt. 109,600 LBS                 Fuel Capacity (U.S. Gal.) 5,311 GALLONS

AIRFRAME STATUS

Last "C" Check APRIL 1996                        Next "D" Check JULY 2003 "D2"
"C" Check Interval 18 MONTHS                      Last "D" Check JAN. 1993 "D1"

ENGINES

Manufacturer CFMI             Model CFM56-3-C1         Current Thrust Rating 22,000 LBS
Position                        No. 1 S/N 720750                No. 2 S/N 720889
Total Hours                         20681                            20696
Total Cycles                        12542                            11977
Date of Last Shop Visit             DEC. 1996                        N/A

AVIONICS/COMMUNICATIONS EQUIPMENT

( ) Flight Control Computer HONEYWELL             (1) Weather Radar COLLINS
( ) Air Data Computer HONEYWELL                   (2) ATC Transponder COLLINS
(2) VOR/ILS Rec. COLLINS                          (2) DME Interrogator COLLINS
(2) ADF Rec. HONEYWELL                            (2) Radio Altimeter COLLINS
(1) Marker Beacon COLLINS                         (1) Ground Prox. Warning SUNSTRAND
(2) VHF Transceiver COLLINS                       (1) Voice Recorder FAIRCHILD
(2) HF Transceiver COLLINS                        (1) Flight Data Recorder SUNSTRAND
( ) Auto Pilot System SPERRY                      (1) Selcal Decoder MOTOROLA

INTERIOR

Seat Manufacturer PTC (FC), BURNS (YC)            Model(s)
First Class 12                     Business Class O                   Tourist 114

Galleys: Number G1, G2, G4B    Make HENSHALLS   Lavatories: Fwd. 1 (FLUSH)    Aft 2 (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type  B737-408            Time as of  MAY 31, 1997      Date Manufactured  OCTOBER 1988
Serial No.  24234                  Total Time (Hours)  23,359    Availability
Registration No.  N403KW           Total Cycles  9,829

WEIGHTS
Maximum Take Off Gross Wt.  143,500 LBS           Operating Empty Wt.  75,609 LBS
Maximum Taxi Wt.  144,000 LBS                     Maximum Zero Fuel Wt.  113,000 LBS
Maximum Landing Wt.  121,000 LBS                  Fuel Capacity (U.S. Gallons)  5,311

AIRFRAME STATUS
Time Remaining to Next "C" Check  2622 HRS        Time Remaining to "D" Check  2622 HRS
"C" Check Interval Frequency  3200 HRS            "D" Check Interval Frequency  1/6 "D"
                                                  ACCOMPLISHED EACH "C" Check
ENGINES
Manufacturer  CFMI            Model  CFM56-3B-2             Current Thrust Rating  22,000 LBS
Position                       No. 1 S/N 722324                  No. 2 S/N 725123
Total Hours                              21155                             21922
Total Cycles                             8874                              9172
Time Since Last Shop Visit               5182 HOURS                        5720 HOURS
Cycles Remaining to 1st LLP              5226                              4926

AVIONICS/COMMUNICATIONS EQUIPMENT
(2) Flight Control Computer  SPERRY SP-300             (1) Weather Radar  BENDIX 2041217-0416
(1) Autothrottle Computer  SMITHS 735SUE6-9            (1) ATC Transponder  BENDIX 056-01127-1301
(2) VOR/ILS Receiver  COLLINS 51RV-48                  (1) DME Interrogator  BENDIX 056-1093-30
(1) VOR MKR Receiver  COLLINS 51Z-4                    (2) Radio Altimeter  COLLINS 622-3890-020
(2) ADF Receiver  COLLINS 777-1492-005                 (1) Ground Prox. Warning SUNSTRAND 965-0648-008
(2) VHF Transceiver  BENDIX 2041237-4411               (1) Voice Recorder  SUNSTRAND 980-6109-017
(1) HF Transceiver  COLLINS 628T-2A                    (1) Flight Data Recorder  SUNSTRAND 980-4100-DXUN
(2) Inertial Ref. Unit HONEYWELL HG1050AD05            (1) Selcal Decoder  MOTOROLA N1401C

Aircraft is: (Check one)  (X) Full EFIS      ( ) Partial EFIS         ( ) Non-EFIS

INTERIOR
Seat Manufacturer  SICMA                      Model(s)  MODEL 77  PIN 770131-110-0000
First Class  0                Business Class  0                  Tourist  170
Galleys: Number G1 & G2 (DRIESSEN), G4B (HENSHALLS)     Lavatories: Fwd. 1 (FLUSH)  Aft. 2 (FLUSH)

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


5.   AIRCRAFT INSPECTION SUMMARY

     The summary aircraft condition survey accomplished by ASG International on October 13, 1997 determined that the aircraft was in good physical condition for an aircraft of its age, type and service. The aircraft's overall condition was considered good and appears to have been well-maintained during its operational life.

     The physical inspection was accomplished during routine layover servicing of the aircraft at Carnival's Ft. Lauderdale, Florida maintenance facility. Carnival's routine service did not include the opening of aircraft access panels (including engine cowlings), fairings, or panels, nor did it include testing or detailed inspection of aircraft systems.

     The aircraft is painted in Carnival's livery. Condition of the exterior paint is fair, with chipping and peeling present; however, this condition is not considered excessive. The deterioration present is cosmetically unappealing, but no unprotected exposure of the fuselage or ancillary exterior equipment was observed. The aircraft's exterior, wheel wells', and landing gear were extremely dirty. A thorough washing of the entire aircraft is required.

     Inspection of the visible portions of the fuselage revealed it to be in good overall condition for an aircraft of its age. No corrosion was evident in the lap joint, belly skin, passenger and galley service door, and lavatory service areas. No unrepaired damage was present that exceeded the serviceability limitations allowed in the manufacturers structural repair manual. Numerous fuselage skin patches have been installed on the aircraft and details of those repairs considered significant by ASG International have been included in Appendix IIIV attached hereto. A photo of each repair has been included in the Photographic Survey section of this report.

     The lower forward and aft cargo compartment floor panels, sidewall and overhead liners, and bulkhead and access panel liners were not removed to expose internal structure. The interior and visible structure of both compartments was inspected. The forward compartment was found to be in generally good condition and obviously exposed to limited use. The aft compartment was found to be in fair condition and, like the forward compartment, no unrepaired damage was observed. However, cleaning and touch-up repainting is necessary in both compartments. The forward and aft lower cargo compartments meet FAA Class "D" fire containment requirements.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


5.   AIRCRAFT INSPECTION SUMMARY (CONTINUED)

     For the purpose of this inspection and evaluation, the engine data provided in subsequent sections of this report and appendixes attached hereto relate to the collateral engines identified by the Engine Serial Number ("ESN") originally delivered to Carnival installed on aircraft MSN 23234 and identified in the Aircraft Lease Agreement. A matrix of the engines delivered with the aircraft and those currently installed is provided below:

     Position               Collateral Engines              Installed Engines
     --------               ------------------              -----------------
        #1                  CFM56-3B-2, ESN 722324          CFM56-3C-1, ESN 727108
                            Installed in #2 position        Removed from #2 position of
                            of N403KW                       N403KW

       #2                   CFM56-3B-2, ESN 725123          CFM56-3B-2, ESN 722324
                            In-shop undergoing repair       Removed from #1 position of
                            and refurbishment               N403KW

     The detachable engine components and parts (i.e., inlet and engine cowling, etc.) and non-detachable engine related airframe components and parts (i.e., pylon and thrust reversers, etc.) were inspected along with an in-situ inspection of the installed engines. No evidence of repair or damage was evident to the inlet, engine cowling, external pylon structure, or fan thrust reversers, except one exterior filler repair (approximately 10" diameter) installed on the #2 engine inboard thrust reverser sleeve. Subsequent research of the aircraft maintenance and technical operations records did not disclose the source of the damage or subsequent repair method, however, the properties and repair techniques appear to be similar and consistent with the properties and techniques utilized for thrust reverser sleeve repairs previously observed on other thrust reverser sleeves and confirmed to be in accordance with the manufacturers recommendations.

     Inspection of the wings, flaps and ailerons, as evident from the ground, revealed no structural irregularities or evidence of corrosion. Neither wing, or associated fuel or flight control system, exhibited evidence of fuel or hydraulic leakage. Paint on the undersurface of the wings and flight control surfaces was in fair condition. The outboard surface of the inboard foreflap is abrading the inboard #2 engine pylon fairing during extension and retraction. Adjustment of the flap and blending rework of the affected fairing panel is necessary. There was no

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97

5.   AIRCRAFT INSPECTION SUMMARY (CONTINUED)

     damage to the foreflap outboard surface evident. Also, no unrepaired damage, corrosion, or hydraulic leaks were observed on the visible surfaces of the horizontal and vertical stabilizers, rudder, elevators, or empennage.

     The original Auxiliary Power Unit ("APU"), MSN P-100009, has been removed from the aircraft for routine repair and refurbishment since delivery. The details provided herein, and in subsequent sections of this report and appendixes attached hereto relate to the currently installed APU. An operational check of the APU was accomplished and was found to be operating within Carnival's "On-condition" APU maintenance program parameters.

     The flight compartment, passenger and service entryways, galleys, and main passenger cabin were inspected. In addition, the presence of and data provided on, the aircraft data plate was verified and found to be satisfactory. Ownership data plates were installed in the L1 door jamb frame and cockpit, however, the data presented thereon was inaccurate. Both placards state that the owner's address (ILFC) is 8484, Wilshire Boulevard, Beverly Hills, California, and that the aircraft registry is OO-ILH (Air Belgium).

     General condition of the flight deck was found to be fair and requiring an overall paint touch-up and cleaning. Cockpit equipment and instrumentation appeared to be operative with all markings and placards in-place and legible. Instrument, side, and overhead panels were found to be in good condition and free of cracks and repairs. The captain's and first officer's seats, covers, cushions, and seatbelts were in good condition, however, the captain's seat back cushion cover does not fit properly and the second observers seat bottom and back cushion covers are worn excessively and require replacement. All cockpit windows were inspected and the captain's forward and aft, and first officer's aft, eyebrow windows were found to have minor delamination that is not obscuring vision and are within the continued serviceability limits set forth in the manufacturers maintenance manual.

     The passenger cabin was clean with sidewall and overhead liners, and overhead bins that are in good condition and substantially free of repair, delamination, or damage. One Hundred Fifty Nine (159) passenger seats are installed in a one-class economy configuration. Seat covers were standard Carnival colors and seats, covers and cushions were found to be in fair condition. A spot-check of seat cushion/cover assembly for compliance with FAA fire-block and smoke

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


5.   AIRCRAFT INSPECTION SUMMARY (CONTINUED)

     release requirements disclosed certification substantiation was evident on some assemblies, however, not on others. A subsequent check of the aircraft technical and maintenance records determined that the "original seat, cushion, and cover textile manufacturers' fire-block and smoke release FAA certification was available, but, substantiation of assemblies or individual covers and cushions installed subsequent to aircraft delivery was not available. It appears that Carnival has no system for controlling or tracking interior fire-block compliance, which, considering the frequency of passenger and flight attendant seat cover and cushion changes necessary in normal operation, is an ongoing requirement. Some passenger seatbelts installed were manufactured by American Safety, while some were manufactured by Davis Products. All had the appropriate TSO-C22f tag affixed.

     Three galleys are installed in the aircraft, two adjacent the forward galley service entrance, and one transverse galley aft of the left aft passenger and right aft galley service doors. All equipment (except the meal trolleys and standard containers) was installed and appeared to function properly. The forward and aft galley service areas, including floor mats, sidewall and overhead liners were in good condition, however, a general cleaning was needed. Standing water was found in the aft galley service area. A detailed inspection of this area disclosed the floor mat to be sealed and no under-mat water migration or evidence of floorboard corrosion was observed. All three galley units were in generally good condition and free of unrepaired damage or corrosion.

     The aircraft has six flight attendant positions; two located adjacent the forward left main passenger door and four located in the aft galley service area. The right aft flight attendant seat assembly has blue seat back and headrest covers installed with a red seat bottom cover. All seat cover bottoms are worn excessively and requires replacement. The aft double flight attendant seat positions have a mixture of blue and brown seatbelt and shoulder harness assemblies installed. All seat positions are structurally sound and their retract mechanisms operated properly.

     The one forward and two aft lavatories were found to be clean and in good condition, except as noted. The floor mat/toilet shroud sealant joints were intact and in good condition in the forward lavatory, however, the floor mat/toilet shroud sealant joints in the two aft lavatories were found peeling. No corrosion was evident in any lavatory. All waste containers were fire-sealed and detection

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97

5.   AIRCRAFT INSPECTION SUMMARY (CONTINUED)

     and suppression equipment was properly installed. The No-Smoking placards installed in the forward and left aft lavatories are peeling but legible. All other required placards and labels are properly installed and legible.

     Carnival has modified the aircraft to include Sony Trans Com video and B/E Aerospace audio entertainment systems. The installation and certification documentation was found to be satisfactory, except as otherwise noted in section 6.4. of this report.

     Overall, the aircraft has been generally well-maintained and ASG International's inspection did not reveal any significant structural, systems, or aesthetic deficiencies.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


6.   MAINTENANCE AND INSPECTION PROGRAM

     6.1  Airframe Program

Carnival has developed its own B737-400 Maintenance and Inspection Program ("Maintenance Program") which is approved by the U.S. Federal Aviation Administration ("FAA"). The aircraft systems maintenance and inspection tasks, as well as the structural sampling inspection and corrosion control tasks recommended by the Boeing Maintenance Planning Document ("MPD") have been incorporated into the Maintenance Program. Carnival has also developed, implemented, and maintains an aircraft Continuing Analysis and Surveillance ("CAS") program to satisfy the requirements of U.S. Federal Aviation Regulation ("FAR") 121.373. The CAS program is utilized to determine the performance and effectiveness of the Maintenance Program and allows for deviation, based upon CAS program evaluation results, from the "Hard-time" and "On-condition" airframe, engine, and airframe and engine systems maintenance and inspection limitations set forth in the MPD.

The routine aircraft systems and structural maintenance and inspection intervals approved by the Maintenance Program are described below. Supplementary structural and individual component time or life expiry limitations are set forth in the Carnival Air Lines "B737 Time Limit Control Manual":

"Daily" Check       Accomplished daily at each route terminus station

"A" Check           One of six phases must be completed within 200 aircraft
                    flight hours, or two months (whichever occurs first) since accomplishment of the last completed "A" check inspection, with a 10% (20 hour) extension allowance provided by the Maintenance Program

"C" Check           One of six phases must be completed within 3,200 aircraft
                    flight hours, or twenty-four months (whichever occurs first) since accomplishment of the last completed "C" check inspection, with a 10% (320 hour) extension allowance provided by the Maintenance Program

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97

6.   MAINTENANCE AND INSPECTION PROGRAM (CONTINUED)

6.1  Airframe Program (continued)

"D" Check      One of six "D" check phases must be completed with the
               accomplishment of each corresponding "C" check (eg., "D1" check is accomplished at each "C1" check, etc.) within 3,200 aircraft flight hours, or twenty-four months (whichever occurs first) since accomplishment of the last completed "D" check inspection, with a 10% (320 hour) extension allowed by the Maintenance
               Program; provided however, each "D" check cycle (D1 through D6) must be completed prior to the accumulation of 18,000 aircraft hours, or twelve-years (whichever occurs first), since completion of the last full "D" check cycle.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


6.   MAINTENANCE AND INSPECTION PROGRAM (CONTINUED)

     6.2  Engine Program

     The CFM56-3 series engines operated by Carnival are repaired and refurbished by FAA certificated repair stations. Maintenance Program "On-condition" engine serviceability and performance are continually monitored and evaluated by in-flight Engine Condition Monitoring ("ECM") and periodic on-wing tests, inspections and checks. Engines remain installed until the earlier of the indication of on-wing ECM performance limiting deterioration or the time/cycle expiration of an internal Life-limited component or part.

     The collateral engine bearing ESN 725123 is presently at Greenwich Air Service (Dallas) undergoing shop-visit repair and refurbishment. The engine was removed from the aircraft on 8/11/97 because of accessory gearbox failure. The engine repair workscope provided by Carnival to Greenwich Air Service includes "Cold" and "Hot" section inspections with repair of observed discrepancies authorize as needed to restore engine performance. It is worthy to note that no life-limited parts ("LLP") are scheduled for retirement or replacement during this shop-visit. Considering the anticipated April 1998 lease expiry return of this engine to ILFC, it is likely that no additional engine shop-visit is anticipated or scheduled prior return of the engine to ILFC. The life-limiting LLP at the time of ASG international's inspection was 4,663 cycles (High Pressure Turbine Rotor).

     Also, while reviewing the engine's records a 6,289 hour and 2,722 cycle accrual discrepancy between the hours/cycles recorded on Carnival's "Aircraft Hour & Cycle Log, Form M-2 and Engine Life Parts Status, Form M-45" and the total engine hours and cycles provided to Greenwich Air Service with the engine workscope. To date this hour/cycle discrepancy has not been reconciled.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


6.   MAINTENANCE AND INSPECTION PROGRAM (CONTINUED)

     6.3  Auxiliary Power Unit Program

     The APU is maintained during airframe maintenance checks. Continual "On-condition" performance and periodic in-situ tests, inspections and checks determine the need for off-aircraft shop-visit repairs or refurbishment. No mandated APU hot section inspection or overhaul periods are defined in the Maintenance Program. Further, Carnival does not track or otherwise record the APU time/cycles accumulated during normal operation. APU time/cycle recording is not required by the Maintenance Program.

     Carnival's primary method of APU "On-condition" monitoring is through the use of Carnival Air Lines developed Flight Log Monitoring ("FLM") program. The FLM program utilizes flight log recorded APU operational data to evaluate and graphically plot the APU's performance. Ambient air temperature and, loaded and unloaded, APU exhaust gas temperature ("EGT") is the primary recorded data used for FLM analysis. Carnival's stated, though unwritten, policy is to remove the APU from service for refurbishment when the "unloaded" corrected APU EGT, with aircraft ducts pressurized, exceeds 400 degrees C.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


6.   MAINTENANCE AND INSPECTION PROGRAM (CONTINUED)

     6.4  Records and Documentation

     Carnival's record-keeping procedures and forms are defined within the Carnival Air Lines "General Maintenance Manual, Volume I-VI". All maintenance and technical operations records and documents are maintained in English.

     Routine aircraft maintenance and inspection task cards, flights logs, Airworthiness Directive ("AD"), Service Bulletin, and modification compliance documents are maintained in hard-copy format. Aircraft, engine and related aircraft and engine system time/cycle accumulation, engine disk sheets, and AD summary reports are maintained by computer networking of individual record databases. A spot-check review of the computerized and hard-copy aircraft records revealed that, for the most part, the records required by U.S. Federal Aviation Regulation 121.380 are available.

     Numerous minor recording errors and several discrepancies considered to be significant were found during ASG International's spot-check review of the aircraft records. Minor errors included obvious transcription errors such as; part number/serial number transpositions; inspection and modification compliance date and/or aircraft time/cycle notations on computerized summaries that do not agree with the notations included on hard-copy compliance records; and incomplete references related to AD compliance summary and aircraft modification records (eg., the FAA Form 337 filed by Carnival on 12/13/93 to record the "Video System Installation" does not reference STC SA5135NM, and no FAA Form 8110-3 engineering approval was available). While most of the record errors found can be considered minor in nature and correctable, it should be noted that when the aircraft is returned at lease expiration, the research necessary to correct documentation errors may prove time consuming.

     Errors of a more significant nature include the lack of available shop-visit records for APU MSN P-100380 and current interior soft-goods FAR
     25.853 fire-block and smoke release compliance certification. Also, origin of the "Video System Installation" instruction documentation used to install the system is unknown.

ASG International [LOGO]                                REPORT NUMBER 97003-ILF
Aircraft Inspection and Operator Evaluation Report       REPORT DATE   10/28/97


6.   MAINTENANCE AND INSPECTION PROGRAM (CONTINUED)

     6.4  Records and Documentation (continued)

     Correction of the discrepancies brought to the attention of Carnival Air Lines personnel was actioned, however, definitive correction of each could not be verified during ASG International's inspection visit.

     Overall, the aircraft maintenance and technical operation records appear to be generated and maintained according to FAR 121.380 requirements, although, Carnival has no apparent functional system in place for verifying the accuracy of the aircraft records. ILFC should allocate sufficient time prior to Carnival's lease expiration return of the aircraft for completion of a detailed records inspection and action correction of discrepancies found.

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: 737-40A             Time as of: OCT. 21, 1997               Date Manufactured: MAY 1993
Serial Number: 25104               Total Time (Hours): 15520               Availability
Registration Number: N771AS        Total Cycles: 9370

WEIGHTS
Maximum Take Off Gross Weight: 143,500 LBS        Operating Empty Weight:
Maximum Landing Weight: 121,000 LBS               Maximum Taxi Wt. 144,000 LBS
Maximum Zero Fuel Weight: 113,000 LBS             Fuel Capacity: (U.S. Gal.): 5,311 GALLONS

AIRFRAME STATUS
Last "C" Check OCT. 7, 1996 AT 11595H/7111C      "D" Check Next Due MAY 2000
Next "C" Check JAN 1998 (15 MONTH INTERVAL)      "D" Check Interval 7 YRS/5 YRS

ENGINES
Manufacturer: CFM                                                      Type: CFM5-63C-1
Position:                          No. 1 857582                            No. 2 857583
Total Hours                              15520                                   13396
Total Cycles                              9370                                    8117
Cycles Remaining to 1st LLP               6430                                    7683


AVIONICS/COMMUNICATIONS EQUIPMENT
(2) Auto-Pilot DFC3 HONEYWELL                     (1) Weather Radar  COLLINS
(1) Autothrottle  SMITHS                          (2) ATC Transponder  HONEYWELL
(2) VOR/ILS Rec.  COLLINS                         (2) DME Interrogator  COLLINS
(2) ADF Rec.  COLLINS                             (2) Radio Altimeter  COLLINS
(1) Marker Beacon  COLLINS                        (1) Ground Prox. Warning  SUNSTRAND
(2) VHF Transceiver  COLLINS                      (1) Voice Recorder  FAIRCHILD
(1) Selcal Decoder  MOTOROLA                      (1) Flight Data Recorder  FAIRCHILD

INTERIOR
Seat Manufacturer: AIREST                         Model (a)
First Class   8                    Business Class   0                      Tourist   132
Galleys: Number  2 FWD, 1 AFT      Make DRIESSEN                           Lavatories: Fwd. 1  Aft. 2

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: B737-408      Time as of: JULY 1997         Date Manufactured:   JANUARY 1992
Serial No: 25371             Total Time (Hours): 14,736    Availability
Registration No: N404KW      Total Cycles 6,889

WEIGHTS
Maximum Take Off Gross Weight: 150,000 LBS           Operating Empty Weight:  75,568 LBS
Maximum Landing Weight:        124,000 LBS           Maximum Taxi Weight:  150,500 LBS
Maximum Zero Fuel Weight:      117,000 LBS           Fuel Capacity (U.S. Gal.): 5,311

AIRFRAME STATUS
Number of Phases for "C" Check:  6 Phases            Number of Phases for "D" Check  8 Phases
"C" Check Intervals:  24 Months or 3200 Hours        "D" Check Intervals:  12 Years or 18,000 Hours
Last "C" Check:  C4 on 08/10/96                      Last "D" Check: D4 on 05/10/98
Next "C" Check:  C5 on 05/31/98                      Next "D" Check:  D5 on 05/31/98

ENGINES
Manufacturer:  CFMI                           Model: CFM56-3-C1          Thrust Rating:  23,500 LBS
Position:                          No. 1:  ESN 726393             No. 2: ESN 726397
Total Hours:                            14009                         14242
Total Cycles:                           6612                          6664
Last HSI:                               11/13/96  12123 FH            07/05/96  11351 FH
Last Shop Visit:                        11/13/96  12123 FH            07/05/96  11351 FH


AVIONICS/COMMUNICATIONS EQUIPMENT
(2) Flt. Cont. Computer:  Honeywell 10-62038-3                (3) Weather Radar: Collins WRT-701X
(1) Autothrottle Computer: Smiths 10-62017-21                 (1) ATC Transponder:  Collins 622-7878-120
(1) HF Transceiver:  Collins 822-5377-001                     (2) IRU: Honeywell S242T101-107
(2) VHF Transceiver:  Collins 622-5219-004                    (1) ADF Receiver: Collins 792-6275-005
(1) Voice Recorder:  Sundstrand 980-6005-075                  (1) Ground Prox. Warning: Sundstrand 522-OT102-206
(1) Selcal Decoder:  Motorola N1401C                          (2) DME Interrogator: Collins 622-2921-006
(1) Flight Data Recorder: Sundstrand 980-4100DXUN             (2) VOR/ILS Receiver: Collins 622-3257-001
(1) TCAS Computer: Bendix CAS-81

INTERIOR
First Class:  N/A                         Business Class:  N/A                 Tourist: 159
Galleys: G1/G2/G48                        Lavatories: Fwd. 1 FLUSH             Aft. 2 FLUSH

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B737-400            Time as of APRIL 1997         Date Manufactured MAY 1992
Serial No: 25372                   Total Time (Hours) 14074      Availability
Registration No: TC-J01            Total Cycles 7370

WEIGHTS
Maximum Take Off Gross Wt. 150,000 LBS       Operating Empty Wt.
Maximum Landing Wt. 124,000 LBS              Maximum Taxi Wt. 150,500 LBS
Maximum Zero Fuel Wt. 117,000 LBS            Fuel Capacity (U.S. Gal.) 5,311 GALLONS

AIRFRAME STATUS

Next "C" Check FEB. 1998 "C5"                Next "Q" Check SEPT. 1999
"C" Check Interval 3750 FM                   "D" Check (or equivalent) Interval 23,500 FK

ENGINES

Manufacturer CFMI                                 Type CFM56-3-C1
Position                      No. 1 856172           No. 2 856174
Total Hours                          11279                  14033
Total Cycles                          5869                   7341
Cycles Remaining to 1st LLP           9131                   7659

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer HONEYWELL        (1) Weather Radar BENDIX
(1) Autothrottle Computer SMITHS             (2) ATC Transponder COLLINS
(2) VOR/ILS Rec. COLLINS                     (2) DME Interrogator COLLINS
(2) ADF Rec. COLLINS                         (2) Radio Altimeter TRT
(1) Marker Beacon BENDIX                     (1) Ground Prox. Warning ALLIED SIGNAL
(3) VHF Transceiver ALLIED SIGNAL            (1) Voice Recorder FAIRCHILD
(1) HF Transceiver COLLINS                   (1) Flight Data Recorder ALLIED SIGNAL
(2) Long Range Navigation HONEYWELL          (1) Selcal Decoder MOTOROLA

INTERIOR

Seat Manufacturer BURNS                      Model(s)
First Class 0                 Business Class 18        Tourist 132
Galleys: Number 4        Make DRIESSEN       Lavatories: Fwd. 1 (FLUSH) Aft. 2 (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067



                            AIRCRAFT SPECIFICATIONS



GENERAL INFORMATION

Aircraft Type: B737-500       Time as of OCT. 15, 1997      Date Manufactured April 1993
Serial No.: 25165             Total Time (Hours) 11112      Availability
Registration No.: E1-COT      Total Cycles 10307


WEIGHTS

Maximum Take Off Gross Wt. 121,254 LBS       Operating Empty Wt.
Maximum Landing Wt. 110,000 LBS              Maximum Taxi Wt. 121,254 LBS
Maximum Zero Fuel Wt. 102,500 LBS            Fuel Capacity (U.S. Gal.) 5,311 GALLONS


AIRFRAME STATUS

Next "C" Check SEPT. 1998 "4C"               Next "D" Check APRIL 2001
"C" Check Interval 18 MONTHS                 "D" Check (or equivalent) interval 8 YEARS


ENGINES

Manufacturer CFMI                  Type CFM50-3-81
Position                           No. 1 856428                  No. 2 857574
Total Hours                        11120                         11109
Total Cycles                       10314                         10303
Time Since Last Shop Visit         11120                         11109
Cycles Remaining to 1st LLP        9686                          9697


AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer HONEYWELL        (1) Weather Radar COLLINS
(1) Flight Management Computer SMITHS        (2) ATC Transponder COLLINS
(3) VOR/ILS Rec. COLLINS                     (2) DME Interrogator BENDIX
(2) ADF Rec. COLLINS                         (2) Radio Altimeter COLLINS
(1) Marker Beacon COLLINS                    (1) Ground Prox. Warning SUNSTRAND
(3) VHF Transceiver COLLINS                  (1) Voice Recorder FAIRCHILD
(1) HF Transceiver COLLINS                   (1) Flight Data Recorder SUNSTRAND
(2) Long Range Navigation HONEYWELL          (1) Selcal Decoder MOTOROLA


INTERIOR

Seat Manufacturer BE AEROSPACE          Model(s)
First Class 0                           Business Class 0         Tourist 117


Galleys: Number G1, G2, G3A, G4B, G6A, SG7    Make: SELL
Lavatories: Fwd. 1 (FLUSH)     Aft 1 (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: B747-300       Time as of OCT. 15, 1997      Date Manufactured APRIL 1988
Serial No: 24108              Total Time (Hours) 42306      Availability
Registration No: PP-VOA       Total Cycles 6250

WEIGHTS
Maximum Take Off Gross Wt. 833,000 LBS       Operating Empty Wt. 390,000 LBS
Maximum Landing Wt. 830,000 LBS              Maximum Taxi 836,000 LBS
Maximum Zero Fuel Wt. 535,000 LBS            Fuel Capacity (U.S. Gal.) 53,611 GALLONS

AIRFRAME STATUS
Next "C" Check NOVEMBER 8, 1997 "C4"         Next "D" Check JUNE 2001 "4C"  Hrs./Cycle
"C" Check Interval 15 MONTHS                 "D" Check for equivalent Interval 60 MONTHS

ENGINES
Manufacturer  GE         Model CF6-80C2      Current Thrust Rating  55,980 LBS
Position                 No. 1 690202    No. 2 690203    No. 3 690204     No. 4 690205
Total Hours                    30938           32883           31003            33751
Total Cycles                   8495            8187            8744             8701
Cycles Remaining to 1st LLP    5619            3504            5223             4046

AVIONICS/COMMUNICATIONS EQUIPMENT
(3) Auto-Pilot HONEYWELL           (2) Weather Radar BENDIX
(3) Flight Directors HONEYWELL     (2) ATC Transponder HONEYWELL
(3) VOR/ILS Rec. COLLINS           (2) DME Interrogator BENDIX
(2) ADF REC. COLLINS               (3) Radio Altimeter TRT
(1) Marker Beacon COLLINS          (1) Ground Prox. Warning ALLIED SIGNAL
(3) VHF Transceiver COLLINS        (1) Voice Recorder FAIRCHILD
(2) HF Transceiver COLLINS         (1) Flight Data Recorder ALLIED SIGNAL
(3) Long Range Navigation LITTON   (1) Selcal Decoder MOTOROLA

INTERIOR
Seat Manufacturer  BRICE (C & SC), SICMA (YCI)     Model(s)
First Class 12      Business Class 61        Tourist 322
Galleys: Number 9   Make SELL                Lavatories 16 [FLUSH]

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B757-200ER     Time as of MAY 31, 1997            Date Manufactured FEB 1989
Serial No: 24367              Total Time (Hours) 29780 HOURS     Availability
Registration No: EI-CLM       Total Cycles 7888 CYCLES

WEIGHTS

Maximum Take Off Gross Weight 250,000 LBS         Operating Empty Weight
Maximum Landing Weight 198,416 LBS                Maximum Taxi Weight 251,000 LBS
Maximum Zero Fuel Weight 184,085 LBS              Fuel Capacity (U.S. Gal.) 11,276 GALLONS

AIRFRAME STATUS

Last "4C" and "S4C" Check MARCH 1995              Next Anticipated "D" Check AT 43067 FH
"C" Check Interval 15 MONTHS OR 3000 FH           "D" Check (or equivalent) Interval "C4" 22,400 FH

ENGINES

Manufacturer ROLLS ROYCE      Model RR211-535E4-37     Current Thrust Rating 37,000 LBS
Position                        No. 1 S/N 30661                 No. 2 S/N 30678
Total Hours                         22793                            19768
Total Cycles                        6262                             5396
Time Since Last Shop Visit          5863 FH (JAN. 1995)              8413 FH (APR. 1994)
Cycles Remaining to 1st LLP         8718                             9604

AVIONICS/COMMUNICATIONS EQUIPMENT

(3) OFCS Auto-Pilot COLLINS 622-4591-512          (1) Weather Radar COLLINS 622-5133-005
(3) Flight Control Comp. COLLINS 622-4591-511     (2) ATC Transponder COLLINS 622-7678-201
(3) VOR/ILS Rec. COLLINS 622-5021-102             (2) DME Interrogator COLLINS 622-4540-001
(2) ADF Rec. COLLINS 622-5222-102                 (3) Radio Altimeter COLLINS 622-4542-103
(2) VHF VOR/Marker COLLINS 622-5220-103           (1) Ground Prox. Warning SUNSTRAND 965-0546-002
(2) VHF Transceiver COLLINS 622-5219-004          (1) Voice Recorder FAIRCHILD A100-30
(2) HF Transceiver COLLINS 622-5272-001           (1) Flight Data Recorder CHECKSROKE 960-4100-DXUN
(3) Long Range Navigation                         (1) Selcal Decoder MOTOROLA N1298A
    HONEYWELL HG1050A004

Aircraft is: (Check one)      [X] Full EFIS       [ ] PARTIAL EFIS         [ ] Non-EFIS

INTERIOR

Seat Manufacturer AIRCRAFT FURNISHINGS, BURNS     Model(s) 8D-100062/63 (FC), 86872000/3000 (YC)
First Class 26                     Business Class 0                   Tourist 153

Galleys: Number G1, G3R, G3R, G4   Make HENSHALLS   Lavatories: 4 (FLUSH)    Locations A, B, C, D

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B757-200ER                      Time as of SEPT. 7, 1997       Date Manufactured DEC. 1988
Serial No.: 24280                              Total Time (Hours) 31976       Availability
Registration No.: N767GA                       Total Cycles 7842

WEIGHTS

Maximum Take Off Gross Wt. 250,000 LBS         Operating Empty Weight
Maximum Landing Wt. 198,416 LBS                Maximum Taxi Weight 251,000 LBS
Maximum Zero Fuel Weight 184,065 LBS           Fuel Capacity (U.S. Gal.) 11,276 GALLONS

AIRFRAME STATUS

Remaining to "C" Check       Hrs./Cycls.         Remaining to "D" Check            Hrs./Cycls.
"C" Check Interval                               "D"  Check Interval (or equivalent) Interval

ENGINES

Manufacturer  ROLLS ROYCE             Model R8211-535-64      Thrust Rating 40,000 LBS
Position                               No. 1 S/N 30874            No. 2 S/N 30677
Total Hours                                 28769                      29618
Total Cycles                                7392                        7283
Last Shop Visit                           AUG 1996                   MARCH 1997
Cycles Remaining to 1st LLP

AVIONICS/COMMUNICATIONS EQUIPMENT

(3) Flight Control Comp. COLLINS 622-4591-511     (1) Weather Radar  COLLINS 622-5132-106
(2) Flight Management Comp.                       (1) TCAS Transponder COLLINS 622-8971-020
    COLLINS 408-2500-970
(1) VOP/Marker Beacon COLLINS                     (2) DME Interrogator COLLINS 622-4540-001
(2) ADF Rec. COLLINS 622-5222-102                 (3) Radio Altimeter COLLINS 622-4542-103
(1) VHF ILS/only Rec. COLLINS 622-5220-103        (1) Ground Prox. Warning SUNSTRAND 965-0643-002
(2) VHF Transceiver COLLINS 622-5219-004          (1) Voice Recorder FAIRCHILD 93-A100-80
(2) HF Transceiver COLLINS HFS700                 (1) Flight Data Recorder SUNSTRAND 980-4100-DXUN
(3) Long Range Nav. HONEYWELL HG1050AD05          (1) Selcal Decoder MOTOROLA N1298A

INTERIOR

Seat Manufacturer PTC (BC), BURNS (VC)            Model(s)  950-25K-2B (BC), JB5-03-39 (YC)
First Class 0                    Business Class 10                Tourist 192
Galleys: Number  G4B, G1A      Make DRIESSEN         Lavatories: Fwd. 2 (FLUSH)  Mid. 2 (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B757-200ER          Time as of  OCTOBER 14, 1997       Date Manufactured  MARCH 1994
Serial No: 26272                   Total Time (Hours)  12041          Availability
Registration No: N805AM            Total Cycles  5366

WEIGHTS
Maximum Take Off Gross Weight  230,000 LBS             Maximum Taxi Weight  231,000 LBS
Maximum Landing Weight  198,000 LBS                    Operational Empty Weight  130,308 LBS
Maximum Zero Fuel Weight  184,000 LBS                  Fuel Capacity (U.S. Gal.)  11,276 GALLONS

AIRFRAME STATUS
Date of Next Anticipated "C" Check  MAY 1998           Cycles Remaining to "D" Check  6634 CYCLES
Date of Last Anticipated "C" Check  NOV. 1996          "D" Check (or equivalent) Interval  "E5" EVERY 72
                                                       MONTHS OR 12,000 CYCLES

ENGINES
Manufacturer  PRATT & WHITNEY                Model  PW2037                 Thrust Rating  37,000 LBS
Position                      No. 1  S/N 726733                  No. 2  S/N 726734
Total Hours                              8913                               9963
Total Cycles                             3039                               4521
Time Since Last Shop Visit               7950 HRS (SEPT. 1994)              1642 HRS (APR. 1997)
Cycles Remaining to 1st LLP              11961                              10479

AVIONICS/COMMUNICATIONS EQUIPMENT
(3) Flight Control Comp.  COLLINS 622-4591-512         (1) Weather Radar  COLLINS 622-4542-103
(2ea) Flight Management Comp. & CDU HONEYWELL          (2) ATC Transponder  COLLINS 622-7878-201
(2) VOR/Marker Beacon  COLLINS 622-5220-103            (2) DME Interrogator  COLLINS 622-4540-001
(2) ADF Rec.  COLLINS 622-5222-102                     (3) Radio Altimeter  COLLINS 622-4542-103
(3) VHF ILS/only Rec.  COLLINS 622-5221-102            (1) Ground Prox. Warning  SUNSTRAND 965-0645-006
(2) VHF Transceiver  COLLINS 622-5219-004              (1) Voice Recorder  SUNSTRAND 980-8005-078
(2) HF Transceiver  COLLINS 622-5272-001               (1) Flight Data Recorder  SUNSTRAND 880-4100-DXUN
(3) Long Range Nav. HONEYWELL HG1050A609               (1) Selcal Decoder  MOTOROLA NA138-714B

INTERIOR
Seat Manufacturer  BURNS                          Model(s)  JBC2020A (BC).      JB5 (YC)
First Class  0                     Business Class  24                      Tourist  150
Galleys: Number G1A, G18, G48           Make DRIESSEN            Lavatories: (FLUSH) 4,  LA, LS, LC, & LD

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION
Aircraft Type: B767-200            Time as of  JULY 1997                   Date Manufactured: AUG. 1987
Serial Number: 23807               Total Time (Hours): 25253               Availability
Registration Number: VH-RMO        Total Cycles: 14304

WEIGHTS
Maximum Take Off Gross Wt.  345,000 LBS           Operating Empty Wt.: 178,854 LBS
Maximum Landing Wt.  278,000 LBS                  Maximum Taxi Wt.  347,000 LBS
Maximum Zero Fuel Wt.  253,000 LBS                Fuel Capacity (U.S. GAL.) 16,700 GALLONS

AIRFRAME STATUS
Next "C" Check  JUNE 1997                         Last "D" Check  NOV. 1991
"C" Check Interval  18 MONTHS                     Next "4C" Check (or equivalent)  NOV. 8, 1997

ENGINES
Manufacturer: GE                                  Model: CF680A
Position                           No. 1 560347                            No. 2 580342
Total Hours                              31007                                   29777
Total Cycles                             12284                                   11853

AVIONICS/COMMUNICATIONS EQUIPMENT
(3) Flight Control Computer  COLLINS              (1) Weather Radar  ALLIED SIGNAL
(1) Autothrottle Computer  GENERAL ELECTRIC       (2) ATC Transponder  HONEYWELL
(2) VOR/Marker ALLIED SIGNAL                      (2) DME Interrogator  ALLIED SIGNAL
(2) ADF Rec.  ALLIED SIGNAL                       (3) Radio Altimeter  ALLIED SIGNAL
(1) VOR/LS only Rec.  ALLIED SIGNAL               (1) Ground Prox. Warning  ALLIED SIGNAL
(2) VHF Transceiver COLLINS                       (1) Voice Recorder  ALLIED SIGNAL
(2) HF Transceiver  COLLINS                       (1) Flight Data Recorder  ALLIED SIGNAL
(3) Long Range Navigation  HONEYWELL              (1) Selcal Decoder  MOTOROLA

INTERIOR
Seat Manufacturer  FEEL                           Model(s)
First Class  0                     Business Class   0                      Tourist 230
Galleys: Number 6                  Make SELL                               Lavatories: 5 (VACUUM)

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1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B767-300       Time as of OCT. 11, 1997      Date Manufactured OCT. 1990
Serial No: 24798              Total Time (Hours) 20140      Availability
Registration No. HL-7264      Total Cycles 12206

WEIGHTS

Maximum Take Off Gross Wt. 345,000 LBS                 Operating Empty Wt. 193,581 LBS
Maximum Landing Wt. 300,000 LBS                        Maximum Taxi Wt. 347,000 LBS
Maximum Zero Fuel Wt. 278,000 LBS                      Fuel Capacity (U.S. Gal.)

AIRFRAME STATUS

Last "C" Check  AT 16316 FH "SC"                       Next "SC" Check  MAY 1998    Hrs./Cycles.
"C" Check Interval  18 MONTHS

ENGINES

Manufacturer GE                                 Type CF880C288F
Position                      No. 1  702388                       NO. 2  702389
Total Hours                          20361                               22569
Total Cycles                         8993                                6552
Time Since Last Shop Visit           369 (JUL. 97)                       7351 (JAN. 96)
Cycles Remaining to 1st LLP

AVIONICS/COMMUNICATIONS EQUIPMENT

(3) Flight Control Computer  COLLINS         (2) Weather Radar  BENDIX
(1) Autothrottle Computer  GENERAL ELECTRIC  (2) ATC Transponder  COLLINS
(3) ILS Rec.  COLLINS                        (2) DME Interrogator  COLLINS
(1) ADF Rec.  COLLINS                        (3) Radio Altimeter  TRT
(3) VHF/VOR Rec.  COLLINS                    (1) Ground Prox. Warning  ALLIED
(2) VHF Transceiver  COLLINS                 (1) Voice Recorder  FAIRCHILD
(2) HF Transceiver  COLLINS                  (1) Flight Data Recorder  SUNSTRAND
(3) Long Range Navigation  HONEYWELL         (1) Selcal Decoder  MOTOROLA

INTERIOR

Seat Manufacturer  WEBER                       Model(s)
First Class 14                  Business Class 0              Tourist 236
Galleys: Number F1, F2, M1, A1, A2, A3    Make NORDSKOG      Lavatories: 6 (ONE WITH HANDICAP PROVISIONS)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: B767-300ER     Time as of OCT. 16, 1997      Date Manufactured APRIL 1993
Serial No: 26256              Total Time (Hours) 24588      Availability
Registration No. G-UKLH       Total Cycles 3569

WEIGHTS

Maximum Take Off Gross Wt. 407,000 LBS                 Operating Empty Wt. 204,028 LBS
Maximum Landing Wt. 320,000 LBS                        Maximum Taxi Wt. 409,000 LBS
Maximum Zero Fuel Wt. 288,000 LBS                      Fuel Capacity (U.S. Gal.) 24,140 GALLONS

AIRFRAME STATUS

Last "C" Check  PERFORMED JAN. 1997                    Next "D" Check   SCHEDULED JAN. 2003
"C" Check Interval  24 MONTHS                          "D" Check for equivalent Interval  72 MONTHS

ENGINES

Manufacturer GE               Model CF6-BOC2B6F        Current Thrust Rating  61,000 LBS
Position                      No. 1  S/N703145                    NO. 2  S/N 703148
Total Hours                              22755                               21783
Total Cycles                             3307                                3155
Time Since Last Shop Visit               4650 HRS (NOV. 1996)                3678 HRS (JAN. 1997)
Cycles Remaining to 1st LLP              11376                               11226

AVIONICS/COMMUNICATIONS EQUIPMENT

(3) Flight Control Computer  COLLINS 622-8767-103      (1) Weather Radar  COLLINS 622-5132-109
(2) Flight Directors  COLLINS                          (2) ATC Transponder  COLLINS 622-7878-201
(2) VOR/ILS Rec.  COLLINS 622-5220-103                 (2) DME Interrogator  COLLINS 622-4540-301
(2) ADF Rec.  COLLINS 622-5222-102                     (3) Radio Altimeter  COLLINS 622-5001-109
(2) Marker Beacon  COLLINS 622-6220-103                (1) Ground Prox. Warning  SUNSTRAND 905-0648-0
(3) VHF Transceiver  COLLINS 622-5219-004              (1) Voice Recorder  FAIRCHILD 93-A100-80
(2) HF Transceiver  COLLINS 622-5272-001               (1) Flight Data Recorder  SUNSTRAND 981-4100BXL
(3) Long Range Nav.  HONEYWELL HG105A008               (1) Selcal Decoder   MOTOROLA NA138-7148

Aircraft is: (Check one)   [X] Full EFIS      [ ] Partial EFIS      [ ] Non-EFIS

INTERIOR

Seat Manufacturer  FEEL                       Model(s)
First Class 0                  Business Class 0                Tourist 327
Galleys: Number F6, A4, A1, A2, A3    Make HENSHALLS      Lavatories:   Fwd.    Aft.

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION

Aircraft Type: 8767-300ER          Time as of OCT. 8, 1997       Date Manufactured SEPT 1994
Serial No: 26260                   Total Time (Hours) 13225      Availability
Registration No: DQ-FJC            Total Cycles 2683

WEIGHTS

Maximum Take Off Gross Wt. 380,000 LBS                           Operating Empty Wt.
Maximum Landing Wt. 320,000 LBS                                  Maximum Taxi Wt. 381,000 LBS
Maximum Zero Fuel Wt. 288,000 LBS                                Fuel Capacity (U.S. Gal.) 24,140 GALLONS

AIRFRAME STATUS

Remaining to "C" Check 3845 FH                                   Remaining to "D" Check 3 YEARS
"C" Check Interval 6,000 FH/3000 FC                              "D" Check for equivalent Interval 77 MONTHS

ENGINES

Manufacturer GE                                                  Type CF68DC2-84
Position                           No. 1 695634                  No. 2 695835
Total Hours                              13148                         13097
Total Cycles                             2491                          2687
Date of Last Shop Visit                  FEB. 1987                     DEC 1996

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer HONEYWELL                            (2) Weather Radar COLLINS
(2) Flight Management Computer HONEYWELL                         (2) ATC Transponder HONEYWELL
(1) DFOAU TELEDYNE                                               (2) DME Interrogstar COLLINS
(3) VOR/ILS only Rec. COLLINS                                    (1) TCAS Computer HONEYWELL
(2) VOR/ILS Rec. COLLINS                                         ( ) Ground Prox. Warning
(3) VHF Transceiver COLLINS                                      (1) Voice Recorder FAIRCHILD
(2) HF Transceiver COLLINS                                       (1) Flight Data Recorder ALLIED SIGNAL
(3) Long Range Navigation HONEYWELL                              (1) Selcal Decoder MOTOROLA

INTERIOR

Seat Manufacturer CONTOUR (BC), SICMA (YC)                       Model(s)
First Class O                      Business Class 18             Tourist 245

Galleys: Number F1, A1, A2, A3, A4, M1, M2    Make SELL          Lavatories: 7 (VACUUM)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION

Aircraft Type: F-70           Time as of SEPT 7, 1997       Date Manufactured  DEC. 20, 95
Serial No: 11564              Total Time (Hours) 3068       Availability
Registration No: HA-LMA       Total Cycles 2211

WEIGHTS

Maximum Take Off Gross Weight 36,740 KGS               Maximum Taxi Weight 36,965 KGS
Maximum Landing Weight 34,020 KGS                      Maximum Payload
Maximum Zero Fuel Weight 31,975 KGS                    Fuel Capacity (U.S. Gal.) 2531 GALLONS

AIRFRAME STATUS

Remaining to "C" Check 3,452 HRS                       "D" Check is not determined yet for Malav's fleet
Last "C" Check Completed at 2540 HRS (MARCH '97)       "C" Check Interval 4,000 HRS ("C1", "C2")

ENGINES

Manufacturer ROLLS ROYCE          Model TAY MK620-15         Thrust Rating 13,850 LBS
Position                   No. 1  S/N 17137            No. 2 S/N 17136
Total Hours                           3142                       3142
Total Cycles                          2243                       2243
Time Since Last Shop Visit            3142                       3142
Cycles Remaining to 1st LLP           17757                      17757

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer COLLINS 622-7476-502       (1) Weather Radar ALLIED SIGNAL 204-1217-0416
(1) Flight AUG Computer COLLINS 622-7478-501          (2) ATC Transponder ALLIED SIGNAL 066-01127-1101
(2) VOR/Marker Beacon Receiver                         (2) DME Interrogator ALLIED SIGNAL 204-1167-3707
ALLIED SIGNAL 204-1231-3614
(1) ADF Receiver ALLIED SIGNAL 204-1168-7513           (2) Radio Altimeter THOMSON-CSF 9599-604-14941
(2) VHF Trans. ALLIED SIGNAL 204-1237-4429             (1) Ground Prox. Warning HONEYWELL 965-0676-020
(2) VHF/ILS only Receiver                              (1) Voice Recorder SUNSTRAND 980-6022-001
ALLIED SIGNAL 204-1230-3527
(1) HF Transceiver COLLINS 622-5272-001                (1) Flight Data Recorder ALLIED SIGNAL 980-4700-003
(2) Inertial Ref. Unit HONEYWELL HG2001BC02            (2) Flight management Computer HONEYWELL
PROVISIONS FOR TCAS

INTERIOR

Seat Manufacturer FEEL                                 Model(s) 990-MA111
First Class 0                            Business Class 0                    Tourist 75
Galleys: Number G1, G2               Make DRIESSEN           Lavatories: Fwd. 0              Aft. 1 LH, 1 RH (FLUSH)

International Lease Financial Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90087

                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION
Aircraft Type: F-70           Time as of SEPT. 7, 1997      Date Manufactured Feb. 14, 1996
Serial No.: 11565             Total Time (Hours) 3044       Availability
Registration No: HA-LMB       Total Cycles 2135

WEIGHTS

Maximum Take Off Gross Weight 36,740 KGS               Maximum Taxi Weight 36,965 KGS
Maximum Landing Weight 34,020 KGS                      Maximum Payload
Maximum Zero Fuel Weight 31,976 KGS                    Fuel Capacity (U.S. Gal.) 2531 GALLONS

AIRFRAME STATUS

Remaining to "C" Check 3,402 HRS                       "D" Check is not determined yet for Maley's Fleet
Last "C" Check Completed at 2446 HRS (APR '97)         "C" Check Interval 4,000 HRS ("C1", "C2")

ENGINES

Manufacturer ROLLS ROYCE                Model TAY MK620-15            Thrust Rating 13,850 LBS
Position                      No. 1 S/N 17143                    No. 2 S/N 17144
Total Hours                              3058                               3058
Total Cycles                             2139                               2139
Time Since Last Shop Visit               3058                               3058
Cycles Remaining to 1st LLP             17861                              17861


AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer COLLINS 622-7476-502            (1) Weather Radar ALLIED SIGNAL 204-1217-0416
(1) Flight AUG Computer COLLINS 622-7478-501                (2) ATC Transporter ALLIED SIGNAL 066-01127-1101
(2) VOR/Marker Beacon Receiver                              (2) DME Interrogator ALLIED SIGNAL 204-1167-3707
    ALLIED SIGNAL 204-1231-3614
(1) ADF Receiver ALLIED SIGNAL 204-1168-7513                (2) Radio Altimeter THOMSON-CSF 9599-604-14941
(2) VHF Trans. ALLIED SIGNAL 204-1237-4429                  (1) Ground Prox. Warning HONEYWELL 965-0676-020
(2) VHF/ILS only Receiver                                   (1) Voice Recorder SUNSTRAND 980-8022-001
    ALLIED SIGNAL 204-1230-3527
(1) HF Transceiver COLLINS 622-5272-001                     (1) Flight Data Recorder ALLIED SIGNAL 980-4700-003
(2) Inertial Ref. Unit HONEYWELL HG2001BC02                 (2) Flight management Computer HONEYWELL
PROVISIONS FOR TCAS

INTERIOR

Seat Manufacturer: FEEL                      Model(s) 990-MA111
First Class 0                           Business Class 0                    Tourist 75
Galleys: Number G1.G2     Make DRIESSEN        Lavatories: Fwd. 0           Aft. 1LH, 1RH (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067



                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION

Aircraft Type: F-70                Time as of SEPT 7, 1997            Date Manufactured MAR. 8, '96
Serial No. 11569                   Total Time (Hours) 2968            Availability
Registration No.: HA-LMC           Total Cycles 2070


WEIGHTS

Maximum Take Off Gross Weight 36,740 KGS     Maximum Taxi Weight 36,965 KGS
Maximum Landing Weight 34,020 KGS            Maximum Payload
Maximum Zero Fuel Weight 31,975 KGS          Fuel Capacity (U.S. Gal.) 2531 GALLONS


AIRFRAME STATUS

Remaining to "C" Check 3,451 HRS                       "D" Check is not determine yet for Malev's fleet
Last "C" Check Completed at 2419 HRS (APRIL '97)       "C" Check Interval 4,000 HRS ("C1", "C2")


ENGINES

Manufacturer ROLLS ROYCE           Model TAY MK620-16            Thrust Rating 13,850 LBS
Position                           No. 1 S/N 17153               No. 2 S/N 17152
Total Hours                                   2979                          2979
Total Cycles                                  2074                          2074
Time Since Last Shop Visit                    2979                          2979
Cycles Remaining to 1st LLP                  17926                         17926


AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Flight Control Computer COLLINS 622-7476-502       (1) Weather Radar ALLIED SIGNAL 204-1217-0418
(1) Flight AUG Computer COLLINS 622-7478-501           (2) ATC Transponder ALLIED SIGNAL 068-01127-1101
(2) VOR/Marker Beacon Receiver                         (2) DME Interrogator ALLIED SIGNAL 204-1167-3707
    ALLIED SIGNAL 204-1231-3614                        (2) Radio Altimeter THOMSON-CSF 9599-604-14941
(1) ADF Receiver ALLIED SIGNAL 204-1168-7513           (1) Ground Prox. Warning HONEYWELL 966-0676-020
(2) VHF Trans. ALLIED SIGNAL 204-1237-4429             (1) Voice Recorder SUNSTRAND 980-6022-001
(2) VHF/ILS only Receiver                              (1) Flight Data Recorder ALLIED SIGNAL 960-4700-003
    ALLIED SIGNAL 204-1230-3527                        (2) Flight management Computer HONEYWELL
(1) HF Transceiver COLLINS 622-5272-001
(2) Inertial Ref. Unit HONEYWELL HG20018C02
PROVISIONS FOR TCAS


INTERIOR

Seat Manufacturer FEEL       Model(s) 990-MA111
First Class 0                Business Class 0               Tourist 75
Galleys: Number G1, G2       Make DRIESSEN        Lavatories: Fwd. 0   Aft. 1 LH, 1 RH (FLUSH)

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: MD-82         Time as of:  MAY 31, 1997      Date Manufactured:  MARCH 1989
Serial No.: 49825            Total Time (Hours): 25103     Availability
Registration N94OAS          Total Cycles: 15963

WEIGHTS

Maximum Take Off Gross Weight: 149,500 LBS           Manufacturers Empty Weight:  77,526 LBS
Maximum Landing Weight:        130,000 LBS           Maximum Taxi Weight:  155,000 LBS
Maximum Zero Fuel Weight:      120,000 LBS           Fuel Capacity (U.S. Gal.): 5,800


AIRFRAME STATUS

Time Remaining to "X" Check (15,000 Hrs)  4480 HRS   Time Remaining to "C" Check  273 DAYS
Time Remaining to "K" Check (30,000 Hrs)  4896 HRS

ENGINES

Manufacturer:  PRATT & WHITNEY                Model: JT8D-217C           Thrust Rating:  20,000 LBS
Position                           No. 1  S/N 718219             No. 2 S/N 718227
Total Hours                             20569                         22304
Total Cycles                            12692                         14128
Cycles remaining to 1st LLP              5370                          4250

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Autopilot:  HONEYWELL 4D34241-971                 (1) Flight Data Recorder:  SUNDSTRAND 980-4100-DXUS
(2) Weather Radar: HONEYWELL MI585305-D84             (1) ATC Transponder:  COLLINS 622-22274-001
(2) VOR/ILS Receiver  COLLINS 622-3255-001            (2) DME Interrogator: BENDIX 058-1093-00
(2) ADF Receiver:  COLLINS 622-5222-001               (2) Radio Altimeter: COLLINS 622-3890-014
(1) Marker Beacon:  COLLINS 522-2996-011              (1) Ground Prox. Warning:  SUNDSTRAND 980-6005-076
(2) VHF Transceiver:  COLLINS 622-1396-101            (1) Voice Recorder: LORAL 93A100-82
(1) Selcal Decoder: MOTOROLA NA13358


INTERIOR

Seat Manufacturer:  JEPSON BURNS                     Model(s)

First Class:  10                          Business Class:  N/A                 Tourist: 125

Galleys: G1/G2/G3/G3A/G4  Make: Driessen  Lavatories: Fwd. 1 FLUSH             Aft. 2 FLUSH

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067


                            AIRCRAFT SPECIFICATIONS


GENERAL INFORMATION
  Aircraft Type: MD-83           Time as of: JULY 31, 1997     Date Manufactured: DECEMBER 1986
  Serial Number: 49622           Total Time (Hours): 18,631    Availability
  Registration Number: F-GMEB    Total Cycles: 10,585

WEIGHTS

  Maximum Take Off Gross Weight: 160,000 LBS           Operating Empty Weight: 85,637 LBS
  Maximum Landing Weight: 158,000 LBS                  Maximum Taxi Weight:  161,000 LBS
  Maximum Zero Fuel Weight: 122,000 LBS                Fuel Capacity (U.S. Gal.): 5,809

AIRFRAME STATUS

  Date of Last "C" Check  DECEMBER 1996                Anticipated Date of Next "D" Check   DECEMBER 1998

ENGINES

  Manufacturer:  PRATT & WHITNEY                       Type: JT80-219
  Position                    No. 1 S/N 718184                  No. 2 S/N 718185
  Total Hours:                      18029                             17266
  Total Cycles:                      9657                             9868
  Cycles Remaining to 1st LLP        2343                             1435

AVIONICS/COMMUNICATIONS EQUIPMENT

  (2) Flt Guidance Comp: SPERRY 4034241-930            (1) Weather Radar: COLLINS 622-5132-101
  (2) HF Transceiver: COLLINS 622-3371-001             (2) ATC Transponder: COLLINS 622-2224-001
  (2) VHF Transceiver: COLLINS 622-1181-006            (2) ADF Receiver: COLLINS 622-5222-001
  (1) Voice Recorder: SUNDSTRAND 980-8005-076          (1) Ground Prox. Warning: SUNDSTRAND 985-0476-086
  (1) Selcal Decoder: MOTOROLA N13358                  (2) DME Interrogator: COLLINS 622-2921-001
  (1) Flight Data Recorder: SUNDSTRAND 980-4100-DXUS   (2) VOR/ILS Receiver: COLLINS 622-3255-001
  (2) Radio Altimeter: COLLINS 622-3890-014            (1) Marker Beacon: COLLINS 522-2896-011

INTERIOR

  Seat Manufacturer: JEPSON BURNS                   Model (s)
  First Class: N/A                      Business Class: N/A                Tourist: 159
  Galleys: G1/G2/G3A/G4  MAKE: NORDSKOG      Lavatories: Fwd. 1 FLUSH           Aft. 2 FLUSH

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067

                            AIRCRAFT SPECIFICATIONS

GENERAL INFORMATION

Aircraft Type: MD-83                    Time as of: OCTOBER 17, 1997            Date Manufactured: MARCH 1989
Serial Number: 49824                    Total Time (Hours): 22073               Availability
Registration Number: N94200             Total Cycles: 16941

WEIGHTS

Maximum Take Off Gross Weight:  160,000 LBS            Operating Empty Weight: 86,659 LBS
Maximum Landing Weight:  150,000 LBS                   Maximum Taxi Weight:  161,000 LBS
Maximum Zero Fuel Weight: 122,000 LBS                  Fuel Capacity (U.S. Gal.): 5,846

AIRFRAME STATUS
Last "C" Check: DECEMBER 1996 AT 19271 HRS             Last "D" Check: DECEMBER 1996
Next "C" Check: DECEMBER 1997 AT 22771 HRS             Next "D" Check: DECEMBER 2002

ENGINES
Manufacturer  PRATT & WHITNEY                          Model JTBO-218
                                                       Thrust Rating: 21,800 LBS
Position Number 1: 718204                              Position Number 2: 718208
Total Hours: 16174                                     Total Hours:  14569
Total Cycles: 10956                                    Total Cycles: 11381
Time Since Last Shop Visit: 2837 HOURS (AUG '96)       Time Since Last Shop Visit: 2011 HOURS
Time remaining to 1st LLP: 8244 CYCLES                 Time remaining to 1st LLP: 4385 CYCLES

AVIONICS/COMMUNICATIONS EQUIPMENT

(2) Auto-Pilot/Flt. Director:  SPERRY 4034241-970                (2) Weather Radar:  BENDIX 2041217-0414
(1) TCAS:  HONEYWELL 406-6010-901/902                            (2) ATC Transponder:  HONEYWELL 407-1416-809
(2) VOR/ILS Receiver:  BENDIX 2041234-3401                       (2) DME Interrogator:  COLLINS 622-2921-001
(2) ADF Receiver:  COLLINS 2041168-7501                          (2) Radio Altimeter:  COLLINS 622-3890-014
(2) Marker Beacon:  COLLINS 2067621-2811                         (1) Ground Prox. Warning:  SUNSTRAND 985-0476-088
(2) VHF Transceiver:  COLLINS 622-1181-006                       (1) Voice Recorder:  SUNSTRAND 980-6005-076
(2) HF Transceiver:  COLLINS 622-3371-001                        (1) Flight Data Recorder:  SUNSTRAND 980-4100-DXUS
(2) Air Data Comp.:  HONEYWELL HG280D80                          (1) Selcal Decoder:  MOTOROLA N1335A

INTERIOR

Seat Manufacturer: BURNS                          Model(s)
First Class: 12                         Business Class: N/A                Tourist: 118
Galleys: G1, G2, G3, G4, G48, G5             Lavatories: 3 TOTAL  (1) Fwd. (2) Aft.

                                   EXHIBIT B

                               ADJUSTMENT REPORT

1.  AIRCRAFT CONDITION

    DESCRIPTION OF AIRCRAFT/ENGINES
    CONDITION OF AIRCRAFT

         Airframe total hours
         Airframe total landings
         hours/cycles since last "C" check
         hours/cycles since last "structural" check
    CONDITION OF ENGINES
         total hrs/cycles
         cycles since last shop visit
         time remaining to next life limiting part removal
    CONDITION OF APU
    CONDITION OF LANDING GEAR

2.  LEASE TERMS

    Lessee..................................................................
    Lease term..............................................................
    Security Deposit........................................................
    Rent....................................................................
    Reserves................................................................
         Airframe...........................................................
         Engines............................................................
    Additional Rent.........................................................
    Letter of Credit/Guarantee..............................................
    Country of Registration.................................................
    Maintenance program.....................................................
    Maintenance Performer...................................................
    Insurance...............................................................
    Purchase Option.........................................................
    Termination Option......................................................
    Extension Option........................................................

3.  OTHER ADJUSTMENT ITEMS..................................................

4.  PURCHASE PRICE ADJUSTMENT...............................................

                                   EXHIBIT C

FORM OF LEGAL OPINION TO BE DELIVERED BY CORPORATE COUNSEL OF SELLER PURSUANT TO SECTION 9.02(d)

Morgan Stanley Aircraft Finance
c/o KPMG Corporate Finance
Russell Court
St. Stephen's Green
Dublin 2
Ireland


Gentlemen:

     This opinion is furnished to you pursuant to Section 9.02(d) of that certain Asset Purchase Agreement, dated as of November 10, 1997 (the "ASSET PURCHASE AGREEMENT"), entered into between International Lease Finance Corporation ("SELLER" or "ILFC") and Morgan Stanley Aircraft Finance, a statutory trust established under the laws of the State of Delaware ("BUYER"). Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Asset Purchase Agreement, unless otherwise specifically defined herein.

     In rendering this opinion, I have examined each of the following documents:

     (A)  a __________ of the Asset Purchase Agreement;

     (B) the Restated Articles of Incorporation and the By-laws of Seller and Aircraft SPC-5, Inc. ("SPC-5"), each as in effect on the date hereof;

     (C) such other documents as I have deemed necessary or appropriate as a basis for the opinions hereafter expressed.

     I have examined such questions of law as I have considered necessary or appropriate for the purposes of this opinion. This Opinion Letter is governed by and will be interpreted in accordance with the Legal Opinion Accord ("ACCORD") of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. This Opinion Letter is also governed by and will be interpreted in accordance with the

"California Provisions" and the "California Generic Exception" as defined in the California Business Law Section Supplement to the Accord, and this Opinion letter should be read in conjunction therewith.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. Each of ILFC and SPC-5 is a corporation duly organized, validly existing and in good standing under the laws of the State of California and each has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted other than (a) such licenses, authorizations, permits consents and approvals, the absence of which would not have a material adverse effect on any Aircraft and
(b) such matters as are set forth in Schedule 3.01 of the Asset Purchase Agreement.

     2. The execution and delivery by Seller of the Asset Purchase Agreement, and the performance by Seller of its obligations under the Asset Purchase Agreement, (a) are within the corporate powers of ILFC, (b) have been duly authorized by all necessary corporate action on the part of ILFC, (c) do not and will not contravene or conflict with any provision of (i) law, rule or regulation, (ii) any judgment, injunction, decree or order to which ILFC or SPC-5 is a party or by which ILFC or SPC-5 is bound, (iii) the articles of incorporation or by-laws of ILFC or SPC-5, or contravene or result in any breach of, constitute a default under, give rise to any right of termination, cancellation or acceleration of any right or obligation or to the loss of any benefit relating to the Purchased Assets to which ILFC or SPC-5 is entitled, or result in the creation of any lien upon the property of ILFC or SPC-5 (including any Purchased Assets) under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease or other agreement or instrument to which ILFC or SPC-5 is a party or by which IFLC or SPC-5 is bound.

     3. There are no proceedings pending or, to the best of my knowledge after due inquiry, threatened against ILFC or affecting any Purchased Asset before any court, governmental agency or arbitrator or which purport to affect the legality, validity, binding effect or enforceability of the Asset Purchase Agreement.

     4. ILFC is not in violation of, has not violated, has not given notice of any violation of, and, to the best of my knowledge after due inquiry, has not been threatened to be charged with any violation of, any California or United States Federal law, rule, regulation, judgment, injunction, order or decree applicable to the Purchased Assets.



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

     5. The execution, delivery and performance by Seller of the Asset Purchase Agreement and the consummation of the transactions contemplated thereby require no action by or in respect of or filing with, any governmental body, agency, or official other than compliance with the matters set forth in Schedule 3.03 of the Asset Purchase Agreement.

     6. The authorized capital stock of SPC-5 consists of 1,000 shares of common stock, of which 100 shares are outstanding. Such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable and Seller has valid title thereto. Seller has good and marketable title to the Aircraft, other than the Boeing 767-300 Aircraft MSN 24798 to which SPC-5 has good and marketable title, in each case free and clear of all Liens created by Seller or SPC-5, as applicable. Seller is the sole legal and beneficial owner of the lessor's interest under the Lease Documents related to the Aircraft being delivered.

     No opinion is expressed herein as to the legality, validity or binding nature (whether in accordance with its terms or otherwise) of the following provisions: (i) that rights or remedies are not exclusive, (ii) that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, (iii) that the election of a particular remedy does not preclude recourse to one or more other remedies, or (iv) that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

     I am a member of the bar of the State of California, and the foregoing opinion is limited to the law of the State of California and the federal law of the United States of America (but not tax or securities law).

     The opinions expressed herein are solely for the benefit of Buyer in connection with the transactions contemplated by the Asset Purchase Agreement. This Opinion Letter may not be relied upon in any manner or for any purpose by any other person or entity. ILFC does not assume any obligation to provide you with additional information that may come to its attention after the date hereof. Your recourse, if any, on account of any opinion herein proving inaccurate, shall be against ILFC. I am rendering this opinion in my capacity as Corporate Counsel and not individually.

                               Very truly yours,



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
                                   EXHIBIT D

Morgan Stanley Aircraft Finance
c/o KPMG Corporate Finance
Russell Court
St. Stephen's Green
Dublin 2
Ireland

     Re: ASSET PURCHASE AGREEMENT DATED AS OF NOVEMBER 10, 1997

Ladies and Gentlemen:

     We have acted as special New York counsel to International Lease Finance Corporation, a California corporation (the "COMPANY"), in connection with the transfer of certain aircraft and related assets from the Company to Morgan Stanley Aircraft Finance, a Delaware business trust (the "BUYER"), pursuant to that certain Asset Purchase Agreement dated as of November 10, 1997 (the "PURCHASE AGREEMENT"), between the Company and the Buyer. We are providing this opinion to you at the request of the Company pursuant to Section 9.02(x) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement.

     For the purposes of this opinion, we have reviewed only the following documents (collectively, the "DOCUMENTS") and made no other investigation or inquiry:

     (1)  the Purchase Agreement; and

     (2) that certain Servicing Agreement dated as of November 10, 1997 (the "SERVICING AGREEMENT"), between the Company and Buyer.

     As to relevant factual matters, we have relied upon the representations made in the Documents. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. We have, with your consent, also assumed the following:

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
     a. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. The Company has the corporate power and authority to own its properties and conduct its business as now being and heretofore conducted. The Company has the corporate power and authority to enter into and carry out the provisions of the Purchase Agreement and the Servicing Agreement.

     b. Each party to each of the Documents has duly authorized, executed and delivered such Document, in its own respective capacity.

     c. Each of the Purchase Agreement and the Servicing Agreement constitutes the legally valid and binding obligation of each party thereto other than the Company, enforceable against such parties in accordance with its terms.

     d. The parties to each of the Documents have taken all action they are required to take under the Documents.

     e. None of the execution, delivery or performance by the Company of its obligations under the Purchase Agreement or the Servicing Agreement, will conflict with or result in a violation of the Company's Articles of Incorporation or By-Laws.

     On the basis of such examination, our reliance upon the assumptions in this opinion and our considerations of those questions of law we considered relevant, and subject to the limitations and qualifications of this opinion, we are of the opinion that: each of the Purchase Agreement and the Servicing Agreement constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Our opinions herein are subject to:

          (i) public policy considerations, statutes or court decisions that may limit the rights or a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct; and

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
          (ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law.

     The law covered by this opinion is limited to the present law of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

     We advise you that the provisions of the Documents which provide for non-exclusive jurisdiction of the courts of the State of New York and federal courts sitting in such state, may not be binding on the courts in the forum(s) selected or excluded.

     This opinion is furnished by us as special New York counsel to the Company and may be relied upon by you only in connection with the transactions contemplated by the Purchase Agreement and the Servicing Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent.

                            Respectfully submitted,


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